As filed with the Securities and Exchange Commission on November 3, 1997
                                                       Registration No. 33-36784


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20449

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]


                             Pre-Effective Amendment No.                     [ ]

                             Post-Effective Amendment No.   14               [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                              Amendment No. 16                               [X]
                        (Check appropriate box or boxes)


                              LEBENTHAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                      c/o Lebenthal Asset Management, Inc.
                                  120 Broadway
                            New York, New York 10271
               (Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, including Area Code:              (212) 425-6116
                                                                 --------------

         Hiram Lazar                   Copy to:      MICHAEL ROSELLA, ESQ.
         Lebenthal & Co., Inc.                       Battle Fowler LLP
         120 Broadway                                75 East 55th Street
         New York, New York 10271                    New York, New York 10022

                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective: (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on November 3, 1997 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)
         [ ] on (date) pursuant to paragraph (a) of Rule 485
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


         The Registrant filed a Rule 24f-2 Notice for its fiscal year end November 30, 1996 on or about January 31, 1997.


466160.2

                              LEBENTHAL FUNDS, INC.
                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 404(c)

Part A
Item No.                                     Prospectus Heading

1.       Cover Page........................  Cover Page


2.       Synopsis..........................  Introduction; Table of Fees and
                                             Expenses

3.       Condensed Financial
         Information.......................  Financial Highlights


4.       General Description
         of Registrant.....................  General Information; Investment
                                             Objectives, Policies and Risks

5.       Management of the Fund............  Management of the Fund; Custodian,
                                             Transfer Agent and Dividend Agent;
                                             Distribution and Service Plan

5a.      Management's Discussion of
         Fund Performance..................  Management of the Fund


6.       Capital Stock and
         Other Securities..................  Description of Common Stock; How to
                                             Purchase and Redeem Shares; General
                                             Information; Dividends and
                                             Distributions; Federal Income Taxes


7.       Purchase of Securities
         Being Offered.....................  How to Purchase and Redeem Shares;
                                             Net Asset Value; Distribution and
                                             Service Plan


8.       Redemption or Repurchase..........  How to Purchase and Redeem Shares


9.       Legal Proceedings.................  *


10.      Cover Page........................  Cover Page



*        Not Applicable

466160.2
                                       ii

Part B                                      Caption in Statement of
Item No.                                    Additional Information

11.      Table of Contents................  Table of Contents


12.      General Information and
         History..........................  Management of the Fund

13.      Investment Objectives,
         Policies and Risks...............  Investment Objectives, Policies and
                                            Risks

14.      Management of the Fund...........  Management of the Fund


15.      Control Persons and Principal
         Holders of Securities............  Management of the Fund


16.      Investment Advisory and
         Other Services...................  Management of the Fund; Distribution
                                            and Service Plan; Custodian;
                                            Transfer Agent and Dividend Agent;
                                            Expense Limitation


17.      Brokerage Allocation.............  Investment Objectives, Policies and
                                            Risks

18.      Capital Stock and Other
         Securities.......................  Description of Common Stock


19.      Purchase, Redemption and Pricing
         of Securities Being Offered......  How to Purchase and Redeem Shares;
                                            Net Asset Value


20.      Tax Status.......................  Federal Income Taxes; New York
                                            Income Taxes; New Jersey Income
                                            Taxes

21.      Underwriters.....................  Distribution and Service Plan


22.      Calculations of Yield Quotations
         of Money Market Funds............  Yield Quotations

23.      Financial Statements.............  Independent Auditor's Report;
                                            Statements of Investments;
                                            Statements of Assets and
                                            Liabilities; Statements of
                                            Operations; Statement of Changes in
                                            Net Assets; Notes to Financial
                                            Statements

466160.2
                                       iii


--------------------------------------------------------------------------------

LEBENTHAL                                       120 Broadway, New York, NY 10271
FUNDS, INC.                                                       212-425-6116
                                            OUTSIDE NYC TOLL FREE 1-800-221-5822

================================================================================


PROSPECTUS
November ___, 1997


Lebenthal Funds, Inc. (the "Fund") is an open-end, management investment company currently consisting of two non-diversified portfolios and one diversified portfolio. No assurance can be given that each of the Portfolios' objectives will be achieved.

Lebenthal New York Municipal Bond Fund - The Lebenthal New York Municipal Bond Fund (the "New York Portfolio") is a non-diversified municipal bond fund whose investment objectives are to maximize income exempt from regular Federal income taxes and from New York State and New York City personal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. The New York Portfolio seeks to achieve its investment objectives by investing principally in long term investment grade tax-exempt securities of New York State, Puerto Rico and other U.S. territories and their political subdivisions, municipalities and public authorities. The New York Portfolio offers two classes of shares for sale as further described in this Prospectus.

Lebenthal New Jersey Municipal Bond Fund - The Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") is a non-diversified municipal bond fund whose investment objectives are to maximize income exempt from regular Federal income taxes and from New Jersey gross income tax, consistent with preservation of capital and with consideration given to opportunities for capital gain. The New Jersey Portfolio seeks to achieve its investment objectives by investing principally in long-term investment grade tax-exempt securities of New Jersey, Puerto Rico and other U.S. territories and their political subdivisions, municipalities and public authorities.

Lebenthal Taxable Municipal Bond Fund - The Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") is a diversified municipal bond fund whose investment objectives are to maximize income consistent with preservation of capital and with consideration given to opportunities for capital gain. The Taxable Portfolio seeks to achieve its investment objectives by investing principally in taxable, long-term investment grade securities issued by state and municipal governments and by their political subdivisions and public authorities ("Taxable Municipal Obligations"). The interest on the Taxable Municipal Obligations is includible in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the Taxable Municipal Obligations.

This  Prospectus  sets  forth  concisely  the  information  about  each  of  the
Portfolios that prospective investors will find helpful in making their investment decisions. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Fund at the above address. The "Statement of Additional Information" bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other reports and information regarding the Portfolio which have been filed electronically with the SEC.

Lebenthal Asset Management, Inc. is the Manager of the Fund and Lebenthal & Co., Inc. is Distributor of its shares. Lebenthal Asset Management, Inc. is a registered investment adviser. Lebenthal & Co., Inc. is a registered broker-dealer and investment adviser and member of the National Association of Securities Dealers, Inc.

This  Prospectus  should be read and retained by investors for future reference.

Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

467596.4



                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses
--------------------------------

                                                                                                   Lebenthal           Lebenthal
                                                                                                  New Jersey            Taxable
                                                               Lebenthal New York               Municipal Bond       Municipal Bond
                                                              Municipal Bond Fund                    Fund                 Fund
                                                       ---------------------------------       -----------------    ---------------
                                                       Class A Shares      Class B Shares       Class A Shares       Class A Shares

Maximum Sales Load Imposed on Purchases                    4.50%                None                 4.50%                4.50%
(as a percentage of offering price)
Deferred Sales Charge (as a percentage of the               None                5%(1)                None                 None
lower of original purchase price or redemption
proceeds)
Sales Load on Reinvestment Dividends                        None                None                 None                 None
Redemption Fees                                             None                None                 None                 None
Exchange Fees                                               None                None                 None                 None
Annual Fund Operating Expenses
(as a percentage of average net assets)
                                                                                                   Lebenthal           Lebenthal
                                                                                                  New Jersey            Taxable
                                                               Lebenthal New York               Municipal Bond       Municipal Bond
                                                              Municipal Bond Fund                    Fund                 Fund
                                                              -------------------              ----------------      --------------
Management Fees - After Fee Waiver                         0.23%              0.23%                  0.00%                0.00%
12b-1 Fees - After Fee Waiver                              0.25%              1.00%(2)               0.00%                0.00%
Other Expenses - After Reimbursement                       0.41%              ____%                  0.60%                0.70%
Total Fund Operating Expenses - After Fee                  0.89%              ____%                  0.60%                0.70%
Waivers and Reimbursements




Example                                                                         1 year           3 years         5 year   10 years
-------                                                                         ------           -------         -------   -------


You would pay the  following  expenses on
  a $1,000  investment,  assuming (1) 5%
  annual return and (2) redemption at the
  end of each time period:
 Lebenthal New York Municipal Bond Fund     (Class A Shares)                  $54              $76             $91        $138
                                            (Class B Shares)                  $                $                 -           -
 Lebenthal New Jersey Municipal Bond Fund                                     $51              $64             $76        $100
 Lebenthal Taxable Municipal Bond Fund                                        $52              $67             $81        $118




-----------------------------------------------------------------------------------------------------------------------------------

(1) The deferred sales charge is 5% in the first year, declining to 1% in the sixth year and is eliminated thereafter.

(2) 12b-1 fees include 0.75% of asset based sales charges and 0.25% of service fees.


The purpose of the above fee table is to assist an investor in understanding the various costs and expenses that an investor in each of the Portfolios will bear directly or indirectly. The sales load is a one-time charge paid at the time of purchase of the shares. An investor may be entitled to a reduction in such sales loads. For more information concerning the reduction in sales loads see "How to Purchase and Redeem Shares." The deferred sales charge is only payable if the shares are redeemed before the end of the sixth year after purchase. See "How To Purchase and Redeem Shares." The Manager may, at its discretion, waive all or a portion of its fees under the Management Contract. Absent such waiver, the Management Fee for the New Jersey Portfolio and the Taxable Portfolio would have been .25% of average daily net assets. With respect to the New York Portfolio, the Distributor may, at its discretion, waive all or a portion of its 12b-1 fee for the Class A or Class B Shares under the Distribution Agreement. With respect to the New Jersey Portfolio and the Taxable Portfolio, the Distributor may, at its discretion, waive all or a portion of its reimbursement or service fee under the Distribution Agreement and the Shareholder Servicing Agreement. Absent such waivers ,the maximum reimbursement under the Distribution Agreement would have been .10% of average daily net assets and the service fee under the Shareholder Servicing Agreement would have been .25% of average daily net assets. The reimbursement to the Distributor under the Distribution Agreement for The New Jersey and The Taxable Portfolio and the 0.75% of 12b-1 fees under the Distribution Agreement for the New York Portfolio are asset-based sales charges and as a result long-term shareholders of each Portfolio may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The Manager has voluntarily reimbursed the New Jersey and Taxable Portfolio for certain Other Expenses. Absent such reimbursements and waivers, Other Expenses for each of the Portfolios would have been 2.05%and .76%, respectively, and Total Fund Operating Expenses would have been 2.65% and 1.36%, respectively. For further discussion of these fees see "Management of the Fund" and "Distribution and Service Plan" herein. The figures reflected in this example should not be considered as a representation of past or future expenses. Actual expenses may be greater or lesser than those shown above and the 5% annual return used in the example is a hypothetical rate.


                                       -2-
467596.4

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


The following financial highlights of Lebenthal New York Municipal Bond Fund for periods prior to December 1, 1996 has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Fund's Annual Report to Shareholders incorporated by reference in the Statement of Additional Information.

                                                                                                          Lebenthal New York
                                                                                                          Municipal Bond Fund
                                                                                                          (Class A shares only)
                                                                                                   --------------------------------

                                                                                    Year Ended November 30,
                                                 ----------------------------------------------------------------------------------
                                                                                                                        June 24,
                                                                                                                          1991
                                                   Six Months                                                          (inception)
                                                     Ended                                                                 to
                                                  May 31, 1997                                                          November
                                                  (Unaudited)   1996       1995      1994+++         1993       1992     30, 1991
                                                                ----      -----      ----            ----       ----     --------
                                                 ----------------------------------------------------------------------------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period........... $   8.09   $    7.99  $     6.84   $     8.03    $    7.54      $   7.19    $   7.16
                                                ----------  --------  ----------   ----------    ------------   --------    --------

Income from investment operations:
Net investment income..........................     0.21        0.41        0.43         0.41         0.44          0.47        0.14
Net realized and unrealized
 gain (loss) on investments....................   (0.08)        0.10        1.15       (1.15)         0.50          0.35        0.03
                                                ----------  --------  ----------   ----------    ------------   --------    --------

Total from investment operations...............     0.13        0.51        1.58        (.74)         0.94          0.82        0.17
                                                ----------  --------  ----------   ----------    ------------   --------    --------

Less distributions:
Dividends from net investment income...........   (0.21)      (0.41)      (0.43)       (0.41)       (0.44)        (0.47)      (0.14)
Distributions from net realized
gain on investments............................    --          --          --          (0.04)       (0.01)        -           -
                                                ----------  --------  ----------   ----------    ------------   --------    --------

Total distributions............................   (0.21)      (0.41)      (0.43)      (0.45)       (0.45)        (0.47)      (0.14)
                                                ----------  --------  ----------   ----------    ------------   --------    --------

Net asset value, end of period.................     8.01        8.09  $     7.99   $   6.84    $    8.03      $   7.54    $   7.19
                                               =========    ========  ==========   ========    =========      ========    ========

Total Return (without deduction of sales load).    7.50%        6.63%**    23.56%   (  9.62%)      12.63%        11.68%      2.36%+
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)......$ 122,397    $122,611  $  105,579   $ 75,326       80,727        39,350      14,549
Ratios to average net assets:
Expenses.......................................    0.89%#       1.09%       0.99%      0.64%++      0.20%++      0.17%++      0%*++
Net investment income..........................    5.30%        5.17%       5.63%      5.44%++      5.42%++      6.08%++    6.08%*++

Portfolio turnover.............................   29.05%      45.92%     148.88%    192.91%         7.88%         8.14%         0%
Bank loans.....................................
  Amount outstanding at end of period (000)....             $      0    $  1,737
  Average amount of bank loans
   outstanding during the period (000)..                         797       1,857
  Average number of shares
   outstanding during the six period (000)                    14,473      11,866
  Average amount of debt per share                              0.06        0.16
            during the period..................

*     Annualized
** Includes the effect of a capital contribution from the Fund's Manager. Without the capital contribution the total return would have been 6.24%.
+     Not Annualized
++ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.10%, 1.12%, and 1.44% for the periods ended November 30, 1994, 1993, and 1992, respectively.
+++ Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.
#     Includes fees paid indirectly of 0.03% for the New York Municipal Bond
        Fund.


                                       -3-
467596.4

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


The following financial highlights of Lebenthal New Jersey Municipal Bond Fund and Lebenthal Taxable Municipal Bond Fund for periods prior to December 1, 1996 has been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Funds' Annual Report to Shareholder's incorporated by reference in the Statement of Additional Information.


                                                                 Lebenthal New Jersey                            Lebenthal Taxable
                                                                 Municipal Bond Fund                            Municipal Bond Fund
                                               ------------------------------------------------------------------------------------
                                                               Year Ended November 20,      Six Months      Year Ended November 30,
                                               Six Months                                      Ended
                                                  Ended                                    May 31, 1997
                                               May 31, 1997
                                                (Unaudited)      1996     1995     1994+*  (Unaudited)      1996    1995    1994+*
                                               ------------                                -----------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period...........      $6.74      $6.70    $5.95      $7.16     $7.13       $7.22     $6.34    $7.16
                                                      ----      -----    -----      -----     -----       -----     -----    -----
Income from investment operations:
Net investment income..........................       0.18       0.36     0.36       0.32      0.25        0.52      0.53     0.44
Net realized and unrealized
  gain (loss) on investments...................     (0.01)       0.04     0.75     (1.21)    (0.23)      (0.09)      0.88   (0.82)
                                                    -----        ----     ----     ------    -----        ----       ----   ------

Total from investment operations...............       0.17       0.40     1.11      (.89)    (0.02)        0.43      1.41   (0.38)
                                                      ----       ----     ----      -----                  ----      ----   ------

Less distributions:
Dividends from net investment income...........     (0.18)     (0.36)   (0.36)     (0.32)    (0.25)      (0.52)    (0.53)   (0.44)
Distributions from net realized
  gain on investments..........................     -         -         -             -      -           -                   -

Total distributions............................     -          (0.36)   (0.36)     (0.32)    -           (0.52)    (0.53)   (0.44)
                                                               ------   ------     ------                ------    ------   ------

Net asset value, end of period.................      $6.73      $6.74    $6.70      $5.95     $6.90       $7.13     $7.22    $6.34
                                                     =====      =====    =====      =====     -----       =====     =====    =====

Total Return (without deduction of sales load).       8.59%      6.18%   19.10%    (12.70%)    8.02%       6.35%    23.11%   (5.45%)
Ratios/Supplemental Data:
Net assets, end of period (000's omitted).....     $5.214      $5,182  $3,358       $2,145   $13,984    $14,607     $8,686  $2,990
Ratios to average net assets:
   Expenses++..................................      0.59%#     0.63%**  0.60%      0.60%     0.70%       0.61%**   0.60%    0.60%
   Net investment income.......................      5.32%      5.37%    5.64%      4.97%     7.31%       7.34%     7.57%    6.74%
   Portfolio turnover..........................     50.18%     28.56%   61.69%    291.60%     6.08%      44.46%    84.74%   93.73%

+ Effective August 15, 1994, the investment adviser changed to Lebenthal Asset Management, Inc.
++ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 2.65%, 3.20%, 4.13%, and 4.83% for six months ending May 31, 1997 and 3.20%, 4.13%, and 4.83% for the period ended November 30, 1996, 1995 and 1994, respectively, for the New Jersey Bond Fund; 1.36%, 3.20%, 4.13% and 4.83% for six months ending May 31, 1997 and 1.63%, 2.59%, and 3.60% for the periods ended November 30, 1996, 1995 and 1994, respectively, for the Taxable Bond Fund.
*    Fund commenced operations on December 1, 1993.
** Includes fees paid indirectly of 0.03% and 0.01% for the New Jersey Bond Fund and Taxable Bond Fund, respectively.
#    Includes  fees paid indirectly of 0.01% for the New Jersey Bond Fund.



                                       -4-
467596.4

INTRODUCTION

Lebenthal Funds, Inc. (the "Fund") is an open-end, management investment company currently consisting of two non-diversified portfolios and one diversified portfolio. The New York Portfolio, the New Jersey Portfolio and the Taxable
Portfolio are sometimes referred to herein as the "Portfolios" or the "Portfolio". This is a summary of each Portfolio's fundamental investment policies which are set forth in full under "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information and may not be changed without approval of a majority of each of the Portfolio's outstanding shares. Each of the Portfolio's investments are subject to market risk. Of course no assurance can be given that the objectives of any of the Portfolios will be achieved.

The Lebenthal New York Municipal Bond Fund (the "New York Portfolio") and the Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") are non-diversified municipal bond funds whose investment objectives are to maximize income exempt under current law, in the opinion of bond counsel to the issuer at the date of issuance, from regular Federal income tax and from New York State and New York City personal income taxes, with respect to the New York Portfolio, and from New Jersey gross income tax with respect to the New Jersey Portfolio, consistent with preservation of capital and with consideration given to opportunities for capital gain by investing principally in long-term, investment grade tax-exempt securities of New York State, with respect to the New York Portfolio, and the State of New Jersey, with respect to the New Jersey Portfolio, Puerto Rico and other U.S. territories, and their political subdivisions, municipalities and public authorities as described under "Investment Objectives, Policies and Risks" herein. The New York and New Jersey Portfolios will each attempt to invest 100%, and as a matter of fundamental policy invest at least 80%, of the value of its net assets in municipal bond obligations the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and New York State and City personal income taxes and New Jersey gross income tax, respectively. The New York and New Jersey Portfolios each also reserves the right to invest on a temporary basis during adverse market conditions, as determined by the Adviser, up to 100% of the value of its net assets in taxable obligations. Income derived from taxable obligations will be subject to Federal income tax and New York State and City personal income taxes and New Jersey gross income tax, for each respective Portfolio. (See "Federal Income Taxes" herein.) Interest on certain municipal securities purchased by the New York and New Jersey Portfolios may be a preference item for purposes of the Federal alternative minimum tax.

The Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") is a diversified municipal bond fund whose investment objectives are to maximize income consistent with preservation of capital and with consideration given to opportunities for capital gain by investing principally in taxable long-term investment grade securities with average maturities of over 10 years issued by state and municipal governments and by their political subdivisions and public authorities as described under "Investment Objectives, Policies and Risks" herein. The Taxable Portfolio will attempt to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable municipal bond obligations. The interest on the municipal obligations is includible in gross income for Federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Taxable Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the municipal obligations.

The Portfolios' manager is Lebenthal Asset Management, Inc. (the "Manager"), a wholly owned subsidiary of Lebenthal & Co. Inc. The Manager is a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers. The New York Portfolio's shares are currently offered for sale through two classes of shares, as more fully described herein, and are distributed through Lebenthal & Co., Inc. (the "Distributor") with whom the Fund, on behalf of the New York Portfolio, has entered into a Distribution Agreement pursuant to the Portfolio's plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). The New Jersey and Taxable Portfolios' shares are distributed through the Distributor with whom the Fund, on behalf of the New Jersey and the Taxable Portfolio, has entered into a Shareholder Servicing Agreement and Distribution Agreement pursuant to the Portfolios' plan adopted under Rule 12b-1 of the 1940 Act. (See "Distribution and Service Plan".) The Portfolios' administrator is State Street Bank and Trust Company (the "Administrator") with whom the Fund has entered into an Administration Agreement. (See "Management of the Fund" herein.)

On any day on which the New York Stock Exchange, Inc. is open for trading ("Fund Business Day"), investors may purchase and redeem shares of the Fund's common stock based on their net asset value next determined after receipt of the order. An investor's order will be executed as of the Fund's next net asset value determination which is made as of the earlier of 4:00 p.m., New York City time, or the close of the New York Stock Exchange, Inc. ("NYSE") on each Fund Business Day. (See "How to Purchase and Redeem Shares" and "Net Asset Value" herein.) Dividends from net investment income are

                                       -5-
467596.4
declared by the Fund daily and paid on the tenth day of each month or, if the tenth day is not a Fund Business Day, on the preceding Fund Business Day. Net capital gains, if any, will be distributed at least annually in accordance with the Internal Revenue Code of 1986 (the "Code"), as amended, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains can either be automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash or can be deposited into one or more of the Fund's other portfolios. (See "Dividends and Distributions" herein.) Shareholders may elect to redeem shares and receive payment from the Portfolios of a specified amount automatically on a monthly basis.

Investors should consider the greater risk of each of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio. The Fund intends that the New York Portfolio be concentrated in New York Municipal Obligations, the New Jersey Portfolio be concentrated in New Jersey Municipal Obligations and the Taxable Portfolio consist primarily of Taxable Municipal Obligations (each as defined below). Summaries of special risk factors affecting the States of New York and New Jersey are set forth under "New York Risk Factors" and "New Jersey Risk Factors" herein and the Statement of Additional Information. A summary of special risk factors affecting Taxable Municipal Obligations is set forth under "Investment Objectives, Policies and Risks" herein and the Statement of Additional Information. Investment in the New York, New Jersey and Taxable Portfolios should be made with an understanding of the risks which an investment in New York, New Jersey and Taxable Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey and other issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.


INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Fund is an open-end, management investment company comprised of two non-diversified portfolios: Lebenthal New York Municipal Bond Fund and Lebenthal New Jersey Municipal Bond Fund and one diversified portfolio: Lebenthal Taxable Municipal Bond Fund.

The following outlines the investment objectives, policies and risks of each of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Portfolio that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of a Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

The New York and The New Jersey Portfolios -- The New York and the New Jersey Portfolios are non-diversified, municipal bond funds whose investment objectives are to maximize income exempt from regular Federal income tax and from New York State and New York City personal income taxes and New Jersey gross income tax, respectively, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. There can be no assurance that the Portfolios' investment objectives will be achieved.

The New York and New Jersey Portfolios' assets will be invested primarily in long-term investment grade tax-exempt securities issued by or on behalf of the States of New York and New Jersey, respectively, other states, Puerto Rico and other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The average maturity of the Municipal Obligations in which the New York and New Jersey Portfolios invest is expected to be 15 to 25 years. Securities with longer maturities are more likely to lead to a greater degree of market fluctuations in the value of such securities than do securities with shorter maturities. The New York and New Jersey Portfolios attempt to invest 100%, and as a matter of fundamental policy, invest at least 80% of the value of their net assets in securities the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and from the personal income taxes of New York State and New York City ("New York Municipal Obligations") and from New Jersey gross income tax ("New Jersey Municipal Obligations"), respectively, with remaining maturities of one year or more. The New York and New Jersey Portfolios may also invest up to 20% of the value of their net assets in tax-exempt securities of issuers outside New York State and the State of New Jersey, respectively, if such securities bear interest which is exempt from regular Federal income tax and personal income taxes of either State. The New York and New Jersey Portfolios also reserve the right to invest up to 20% of the value of their net assets in securities, the interest on which is exempt from regular Federal income tax but not New York State and City personal income taxes and New Jersey gross income tax, respectively, and other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such tax-exempt interest

                                       -6-
467596.4
may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax, may be purchased by the New York and New Jersey Portfolios without limit. (See "Federal Income Taxes" herein.)

The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest credit ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes); Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and variable and floating demand notes; A-1, A-2, A-3, B for commercial paper); or Fitch Investors Service, Inc., ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated tax-exempt securities of similar maturities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears in the Statement of Additional Information under the heading "Description of the Portfolios' Investment Securities." A description of the credit ratings is contained in Appendix A to the Statement of Additional
Information. The New York and New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the New York and New Jersey Portfolios may invest up to 100% of the value of their net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes and New Jersey gross income tax, respectively, and in fixed-income securities, the interest on which is subject to regular Federal, state and local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Fitch or Aa3, or better, by Moody's); prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch) and certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

The New York Portfolio may purchase Municipal Obligations consisting of general obligation bonds, revenue bonds and private activity bonds (also known as industrial revenue bonds). A general discussion of these types of bonds is set forth in "Municipal Obligations" in the Statement of Additional Information.

The New York and New Jersey Portfolios may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meet the prescribed quality standards for the Portfolio. The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each Portfolio, including the securities supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders. For further information, see the Statement of Additional Information.

The Taxable Portfolio. The Taxable Portfolio is a diversified municipal bond fund whose investment objectives are to maximize income to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. There can be no assurance that the Taxable Portfolio's investment objectives will be achieved.


                                       -7-
467596.4

The Taxable Portfolio's assets will be invested primarily in taxable long-term investment grade securities issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio invests is currently expected to be over 10 years. The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includible in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. Shares of the Taxable Portfolio may be particularly appropriate, therefore, for retirement plans such as Individual Retirement Accounts. (See "Retirement Plans.") Investors should consult their tax advisors concerning the taxability of interest on the Municipal Obligations.

The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2 for notes; A, A-1 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade based upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears in the Statement of Additional Information under the heading "Description of the Portfolio's Investment Securities." A description of the credit ratings is contained in Appendix A to the Statement of Additional Information. The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may also invest in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, tax-exempt securities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+ by S&P or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolios - Generally. Each Portfolio may also purchase municipal leases which may be considered illiquid securities. Investments by each Portfolio in illiquid securities will not exceed 15% of the Portfolio's net assets. At this time, each Portfolio does not have a current intention of investing more than 5% of its net assets in municipal leases which are deemed to be illiquid. In the event a Portfolio invests more than 5% of its net assets in municipal leases, the Board of Directors must consider certain factors in determining the liquidity and proper valuations of these obligations. For further information, see the Statement of Additional Information.

Each Portfolio may purchase floating rate and variable rate put option securities including participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used will be that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains with the custodian a separate account with a segregated portfolio of liquid high grade debt securities in an amount at least equal to these commitments. For further information, see the Statement of Additional Information.


                                       -8-
467596.4

When each Portfolio purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Obligation held in the Portfolio. For further information, see the Statement of Additional Information.

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio and which may not be changed unless approved by a majority of the outstanding shares of each Portfolio of the Fund's shares that would be affected by such a change. Each Portfolio is subject to further investment restrictions that are set forth in the Statement of Additional Information. Each Portfolio may not:

1. Borrow Money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

3. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Portfolio will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

4. Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the purchase of New York Municipal Obligations with respect to the New York Portfolio and New Jersey Obligations with respect to the New Jersey Portfolio and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

5. Invest in securities of other investment companies, except the Portfolio may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Portfolio and then only up to 5% of the Portfolio's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and further except as permitted by Section 12(d) of the Act.

Purchases and sales are made for each Portfolio whenever necessary, in the Manager's opinion, to meet each Portfolio's objectives. For the fiscal year ended November 30, 1996, the annual portfolio turnover rate was 45.92%, 28.56% and 44.46% for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, respectively. Portfolio turnover may involve the payment by the Portfolios of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. In order to qualify as a regulated investment company, less than 30% of the Portfolios' gross income must be derived from the sale or other disposition of stock, securities or certain other investments held for less than three months. Although increased portfolio turnover may increase the likelihood of additional capital gains for the Portfolios, each Portfolio expects to satisfy the 30% income test.

As non-diversified investment companies, the New York and New Jersey Portfolios are not subject to any statutory restriction under the 1940 Act with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. For a discussion of these risks, see "Investment Objectives, Policies and Risks" herein and in the Statement of Additional Information. However, the New York and New Jersey Portfolios intend to maintain qualification as a "regulated investment company" under Subchapter M of the Code. The New York and New Jersey Portfolios will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of each of their total assets must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the New York and New Jersey Portfolios and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the New York and New Jersey Portfolios' total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


                                       -9-
467596.4

As a diversified investment company, 75% of the assets of the Taxable Portfolio is subject to the following limitations: (a) the Taxable Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) the Taxable Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Taxable Portfolio and may be changed only with the approval of the holders of a majority of the Taxable Portfolio's outstanding shares.


NEW YORK RISK FACTORS

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Investment in the New York Portfolio should be made with an understanding of the risks which an investment in New York Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For additional information, please refer to the Statement of Additional Information.

This summary is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. For a more complete description of these risk factors, see "New York Risk Factors" in the Statement of Additional Information.

In recent years, New York State (the "State") and certain of its municipalities and state agencies (the "Agencies") and New York City (the "City") have experienced financial difficulties which have jeopardized the credit standings and impaired the borrowing abilities of the State and the respective Agencies, and have contributed to higher interest rates on, and lower market prices for, debt obligations issued by them.

The City's general obligation bonds are rated Baa1 by Moody's. S&P has rated the City's general obligation bonds BBB+. Fitch has rated them A-. Such ratings reflect only the view of Moody's, S&P and Fitch, from which an explanation of the significance of such ratings may be obtained. The State's general obligation long-term indebtedness is rated A and the State's outstanding limited liability State lease purchase and contractual obligations are rated Baa1 by Moody's. S&P has rated the State's general obligation bonds A-. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which have required and continue to require significant financial assistance from the State. Over the long term, the State and the City face serious potential economic problems. The State has long been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases, involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined State-local tax burden, which is among the highest in the United States. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties. Recently, attempts have been made to bring the rate of growth in the public sector in the State into line with the slower expansion in the private economy. Prior to those efforts, annual increases in expenditures at both the State and local levels exceeded the increases in revenues generated by economic growth and were therefore financed in part through discretionary tax increases at both levels of government.

The burdens of State and local taxation, in combination with a number of other causes of regional economic dislocation, may have contributed to the decisions of businesses and individuals to relocate outside, or not locate within, the State. The State undertook a series of tax reductions and other programs which are intended both to limit expansion in the public sector and encourage expansion in the private sector in order to make possible a reversal of these trends. However, no immediate reversal of the erosion of the State's economic position relative to the nation as a whole has been projected.

The effect of inflation on costs and the State's tax reduction program, the possible failure to receive Federal funds in expected amounts, especially in light of the cost of the proposed State assumption of the local share of Medicaid costs, and

                                      -10-
467596.4
anticipated weakness in the State and Federal economies may make realization of balanced State budgets in future years more difficult than in recent years.


NEW JERSEY RISK FACTORS

The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Investment in the Portfolio should be made with an understanding of the risks which an investment in New Jersey Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios including out-of-state issues before making an investment decision. For additional information, please refer to the Statement of Additional Information.

This summary is included for the purpose of providing a general description of the credit and financial conditions of the State of New Jersey. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the Statement of Additional Information.

The combination of the northeast region's cyclical adjustment and the national recession which officially began in July 1990 (according to the National Bureau of Economic Research) adversely affected the growth of New Jersey's economy. New Jersey experienced declines in its construction and manufacturing sectors and overall increases in the rates of unemployment. In the wake of the continued expansion of the national economy which began in late 1993, New Jersey's economy has experienced a protracted recovery that in 1994 began to generate internal momentum due to increases in employment and income levels. Although employment growth in New Jersey has occurred in a variety of employment sectors, business services and trade sectors have been the greatest generators of employment growth in New Jersey while manufacturing jobs continued to trend downward albeit at a more moderate pace. Other evidence of New Jersey's improving economy can be found in increased home-building above the depressed levels of 1990 through 1992 and rising consumer spending.

New Jersey's Constitution and budget and appropriations system require a balanced budget. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all moneys for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the total amount of appropriations for the fiscal year exceed the total revenue anticipated for that fiscal year. The State's current Fiscal Year ends June 30, 1997.

The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval. The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 1996 was $3.688 billion. Other State-related obligations, including lease financings, "moral" obligations, State-supported school district bonds and bonds subject to State contracts or guarantees amounted to $5.243 billion as of June 30, 1996.

New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division. The accounts of each local unit must be independently audited by a registered municipal accountant.

The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. Certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other State or Federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

                                      -11-
467596.4

The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of counties) in which issued. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit for each of the three most recent years.

Chapter 75 of the Pamphlet Laws of 1991 signed into law on March 28, 1991 required certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six-month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments. The State Department of Education has been empowered with the necessary and effective authority in extreme cases to take over the operation of local school districts which cannot or will not correct severe and complex educational deficiencies.

School district bonds and temporary notes are issued in conformity with the School Bond Law. Schools are subject to debt limits and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000, the debt limit is 6% of the aforesaid average equalized valuation.

In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to the Lease Purchase Law. The Lease Purchase Law permits school districts to acquire a site and school buildings through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, sewer, street lighting, etc.). The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Director reviews and approves annual budgets of authorities and special districts.



                                      -12-
467596.4

MANAGEMENT OF THE FUND

The Manager. The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Lebenthal Asset Management, Inc. (the "Manager") to serve as Manager of the New York, New Jersey and Taxable Portfolios of the Fund. The Manager, with its principal office at 120 Broadway, New York, New York 10271-0005, is a wholly owned subsidiary of Lebenthal & Co., Inc. The Manager, a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers, is under the leadership of James L. Gammon, President and Director of the Manager. James A. Lebenthal, Chairman and Director of the Manager, is a controlling person of the Manager. The Manager was at November 30, 1996 manager, adviser or supervisor with respect to assets aggregating in excess of $176 million. Mr. Gammon is primarily responsible for the day-to-day management of the Fund's portfolios. Mr. Gammon, President and Director of the Manager since February 1994, has over 25 years experience in municipal bond portfolio management. From March 1984 to July 1993, Mr. Gammon was Senior Vice President and Senior Portfolio Manager at Loews/CNA Holdings, Inc. with $12.5 billion under his management. From 1977 to 1984 he managed the $221 million Elfun Tax Exempt Income Fund. The Fund's Annual Report contains information regarding the Fund's performance and is available, without charge, upon request.

Pursuant to the Management Contracts the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to .25% of each of the Portfolio's average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million plus
 .20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under the Management Contracts. There can be no assurance that such fees will be waived in the future.

The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates. Due to the services performed by the Manager and the Administrator, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund. The Statement of Additional Information contains general background information regarding each Director and principal officer of the Fund.

The Administrator. The Administrator for each Portfolio is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator also serves as administrator of other mutual funds.

Pursuant to the Administration Agreement with each Portfolio, the Administrator provides all administrative services reasonably necessary for the Portfolios, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. These services include the day-to-day administration of matters related to the operation of the Portfolios such as maintenance of their records, preparation of reports, compliance testing of the Portfolios' activities and supervision of the performance of accounting services and calculation of net asset value and yield by Investors Fiduciary Trust Company, the Portfolios' accounting agent. The personnel rendering such services may be employees of the Administrator or its affiliates. Because of the services rendered to the Portfolios by the Administrator, and the Manager, each Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.

For the services rendered to each Portfolio by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to .08% per annum of the average daily net assets of each of the Portfolios up to $125 million, .06% per annum of such assets of each of the Portfolios of the next $125 million and .04% per annum of such assets in excess of $100 million. There is a minimum annual fee payable of $165,000.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) daily and pays dividends on the tenth day of each month or, if the tenth day is not a Fund Business Day, on the preceding Fund Business Day. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually in accordance with the Code, as amended, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains are automatically invested

                                      -13-
467596.4
in additional shares of a Portfolio immediately upon payment thereof, received in cash or can be deposited into one or more of the Fund's other Portfolios. Shareholders will be permitted to elect the payment option of their choice on the subscription form for share purchases.


HOW TO PURCHASE AND REDEEM SHARES


Investors who have accounts with Participating Organizations may invest in the Fund through their Participating Organizations in accordance with the procedures established by the Participating Organizations. (See "Investments Through Participating Organizations" herein.) All other investors, and investors who have accounts with Participating Organizations but who do not wish to invest in the Fund through their Participating Organizations, may invest in the Fund directly or through a Lebenthal & Co., Inc. brokerage account. (See "Direct Purchase and Redemption Procedures" herein.) The minimum initial investment for all investors in the Portfolio is $1,000. Initial investments may be made in any amount in excess of the applicable minimum. The minimum amount for subsequent investments is $100. The maximum purchase for Class B shares is $250,000.


Alternative Sales Arrangements. An investor who purchases Class A Shares may pay an initial sales charge at the time of purchase. An investor who purchases Class B Shares does not pay such an initial sales charge but may be subject to paying a contingent deferred sales charge ("CDSC") when shares are redeemed. Certain purchases of Class A Shares only may be eligible for reduced sales charges, as described below.


The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge might consider Class B Shares. For more information about these sales arrangements, consult your broker or investment consultant or the Distributor. Shares of one Portfolio may only be exchanged for shares of the same class of another portfolio of the Fund.
See "Exchange Privilege."


Class A Shares

The price paid for Class A Shares of the Fund is the public offering price, that is, the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor.

Sales loads for the Class A Shares are determined in accordance with the following sales load schedule:


                                                                        Sales Charge             Dealer Discount
                                                                           as % of                   as % of
           Amount of Purchase                  Sales Load            Net Amount Invested         Offering Price

Less than $50,000........................         4.50%                         4.71%                  4.25%
$50,000 up to $99,999....................         4.00%                         4.17%                  3.75%
$100,000 up to $249,999..................         3.50%                         3.63%                  3.25%
$250,000 up to $499,999..................         2.75%                         2.83%                  2.50%
$500,000 up to $999,999..................         2.00%                         2.04%                  1.75%
$1,000,000 and over......................          None                        None                     .25%

Class B Shares


Class B Shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B Shares also bear a higher 12b-1 fee than Class A Shares. Class B shares automatically convert into Class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of Class B Shares, see the Statement of Additional Information. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion also notes certain circumstances under which a conversion may not occur. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B Shares will have


                                      -14-
467596.4
a higher expense ratio and pay lower dividends than Class A Shares because of the higher 12b-1 fee and other related expenses.

Class B Shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions, and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed.

The CDSC for the Class B Shares are determined in accordance with the following schedule.



                    Period Shares Held          Contingent Deferred Sales Charge
                    ------------------           -------------------------------
                   0 through 11 months                            5%
                   12 through 23 months                           4%
                   24 through 47 months                           3%
                   48 through 59 months                           2%
                   60 through 71 months                           1%
                   72 months and longer                           0%








In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.


In addition, the New York Portfolio may sell shares at net asset value without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

REDUCTION OR ELIMINATION OF SALES LOADS


Volume Discounts. Volume discounts are provided if the total amount being invested in Shares of the Portfolio reaches the levels indicated in the above sales load schedules. Volume discounts are also available to investors making sufficient additional purchases of Portfolio Class A Shares. The applicable sales charge may be determined by adding to the total current value of shares already owned in the Portfolio the value of new purchases computed at the offering price on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Class A shares of the Portfolio worth $95,000 at the current offering price and purchases an additional $5,000 worth of Class A shares of the Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule.


Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by the Portfolio. Reinvestment will be made at net asset value (i.e., without the imposition of a sales load) on the day on which the dividend or distribution is payable.

Unit  Investment  Trusts.  Unit  holders of any unit  investment  trust who hold
certificates   of  such  trusts  in  a  Lebenthal  &  Co.   account  may  invest
distributions received from such unit investment trusts in Shares of the Portfolio at no sales load or

                                      -15-
467596.4

CDSC. Unit holders of the Empire State Municipal Exempt Trust Series co-sponsored by Glickenhaus & Co. and Lebenthal & Co., Inc. may elect to invest distributions received from such unit investment trusts in shares of the Portfolio at no sales load regardless of where such certificates are actually held. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors. The minimum initial investment of $1,000 and the minimum subsequent investment of $100 will be waived for such purchases.

Letter of Intent. Any investor may sign a Letter of Intent, enclosed in this Prospectus, stating an intention to make purchases of Class A Shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.

Mutual Funds. Shareholders of any open-end, load, management investment company can utilize the redemption or sales proceeds from the redemption or sale of such shares to purchase Shares of the Portfolio at no sales load or CDSC for a period of 12 months from the date of this Prospectus. Investment of the redemption or sales proceeds into shares of the Portfolio must occur within 60 calendar days from the date of redemption or sale.


Investors 35 Years of Age or Younger. Investors purchasing their Shares through Lebenthal & Co., Inc., and who are of age or younger will be offered a 0.50% discount off the applicable sales load or CDSC set forth in the preceding Shares sales load schedules for single investments of at least $1,000. For example, an investor purchasing Class A Shares in the amount of $10,000 will be charged a reduced sales load of 4.00% and an investor purchasing shares in the amount of $100,000 will be charged a reduced sales load of 3.00% and an investor purchasing Class B Shares in those amounts that sells those shares within one year of purchase will be subject to a CDSC of 4.5% and 5%, respectively. The reduction of a sales load reflects the Fund's interest to offer a savings vehicle for investors in this age bracket.


IRA Account Holders. Investors holding individual retirement accounts ("IRAs") either directly or through a custodian with Lebenthal & Co., Inc. may elect to reinvest the interest earned on securities in these accounts, in Shares of the Taxable Portfolio at net asset value, without an initial sales charge. The minimum initial investment of $1,000 and the minimum subsequent investment of $100 will be waived. In addition, for those individuals who wish to purchase shares of the Taxable Portfolio in an IRA, the Fund offers an IRA plan through State Street Bank & Trust Company at full sales load but with no minimum investment and an annual custodial fee of $12.

Financial Planners. Investors purchasing their Shares through certain financial planners and intermediaries that assess a charge and have accounts with such clients will not be charged an initial sales load or CDSC. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.

Employees of the Distributor and Participating Organizations. Employees (and their immediate families) of Lebenthal & Co., Inc. or any Participating Organization may purchase Shares of the Portfolio at no initial sales load or CDSC. The absence of a sales load reflects the reduced sales effort required to sell shares to this group of investors.

Lebenthal Account Holders. Investors holding any security held in a Lebenthal & Co. account including, but not limited to, municipal bonds and equity securities may elect to invest interest, dividends and distributions earned on such securities in Shares of the Fund at net asset value (i.e. without the imposition of an initial sales load or CDSC). The minimum initial investment of $1,000 and the minimum subsequent investment of $100 will be waived for such purchases.


                                      -16-
467596.4

Sales and Redemptions

The Fund sells and redeems its shares on a continuing basis based on their net asset value and does not impose a charge for redemptions. The Class B Shares of the New York Portfolio may charge a CDSC on early redemptions from this Portfolio. All transactions in Fund shares are effected through State Street Bank & Trust Company, the Fund's transfer agent, which accepts orders for purchases and redemptions from Participating Organizations and from the Distributor.

Orders received as of the earlier of 4:00 p.m., New York City time, or the close of business of the NYSE on any Fund Business Day will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., New York City time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Fund shares begin accruing income on the day after the shares are issued to an investor. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued to those who invest in the Fund.

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. The Class B Shares of the New York Portfolio may charge a CDSC on early redemptions from this Portfolio. Unless other instructions are given in proper form to the Fund as transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. For shareholders investing through a Lebenthal & Co., Inc., brokerage account, redemption proceeds will be credited to their brokerage account.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.

Redemption orders received before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on any Fund Business Day will be executed at the net asset value per share determined on that day. Redemption of the Class B Shares of the New York Portfolio may be subject to a CDSC as stated above. Redemption orders received after such time will be executed at the net asset value determined on the following Fund Business Day. Fund shares continue to receive dividends through the day of redemption. Normally redemption proceeds will be paid within seven days.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $1,000. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $1,000.

The redemption of shares may result in the Investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Direct Purchase and Redemption Procedures. The following purchase and redemption procedures apply to investors who wish to invest in the Fund directly or through a brokerage account maintained at Lebenthal & Co., Inc. and not through Participating Organizations. These investors may obtain a current prospectus and Lebenthal & Co., Inc. account application necessary to open an account by telephoning Lebenthal & Co., Inc. at the following numbers:

Within New York City                        (212) 425-6116
Outside New York City (toll free)           (800) 221-5822


                                      -17-
467596.4

Initial Purchases of Shares. Checks are accepted subject to collection at full value in United States currency.

Mail: To purchase shares of the Fund, send a check made payable to "Lebenthal & Co., Inc., Agent" including the Lebenthal account number _ _ _ _ _ _ to:

Lebenthal Funds, Inc.
Lebenthal ________ Municipal Bond Fund
120 Broadway
New York, New York 10271-0005

Bank Wire: To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first telephone the Fund at (212) 425-6116 to obtain a Fund account number. The investors should then instruct a member commercial bank to wire their money immediately to:

      Chase Manhattan Bank
      ABA# 021-000021
      f/a/o Donaldson, Lufkin & Jenrette Securities Corp.
      Pershing Division
      Acct# 930-1-032992
      For Lebenthal Funds, Inc.
      Lebenthal   ________   Municipal  Bond  Fund  A/C   Name__________________
      Lebenthal A/C # _ _ _ _ _ _

Investors planning to wire funds should instruct their bank early in the day so the wire transfer can be accomplished before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on that same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers.

Subsequent Purchases of Shares. Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

Lebenthal Funds, Inc.
Lebenthal ________ Municipal Bond Fund
120 Broadway
New York, New York 10271-0005

The minimum amount for subsequent purchases of shares is $100. All payments should clearly indicate the shareholder's account number.

Redemption of Shares. A redemption order is executed immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund of the redemption order (and any supporting documentation which it may require). Redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 10 days after investment.

Written Requests. Shareholders may make a redemption in any amount by sending a written request addressed to:

Lebenthal Funds, Inc.
Lebenthal ________ Municipal Bond Fund
c/o Lebenthal & Co., Inc.
120 Broadway
New York, New York 10271-0005

All requests for redemption should clearly indicate the Lebenthal account number _ _ _ _ _. Normally the redemption proceeds are credited to the shareholder's Lebenthal brokerage account.


                                      -18-
467596.4

Investment through Participating Organizations. Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund as transfer agent a purchase or redemption order.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers accounts. Also Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of the Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Therefore, an investor may consider investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

The Glass-Steagall Act limits the ability of a depository institution to become an underwriter or distributor of securities. However, it is the Manager's position that banks are not prohibited from acting in other capacities for investment companies, such as providing administrative and shareholder account maintenance services and receiving compensation from the Distributor for providing such services. However, this is an unsettled area of the law and if a determination contrary to the Manager's position is made by a bank regulatory agency or court concerning shareholder servicing and administration payments to banks from the Distributor, any such payments will be terminated and any shares registered in the banks names, for their underlying customers, will be reregistered in the name of the customers at no cost to the Fund or its shareholders. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

In the case of qualified Participating Organizations, orders received by the Fund before the earlier of 4:00 p.m., New York City time, or the close of the NYSE on a Fund Business Day, will be executed on that day. Orders received after such time will not result in execution until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

The following purchase and redemption procedures now apply to Participant Investors who wish to invest in the Fund through the Participating Organizations with which they have accounts. Participant Investors should refer to the general procedures applicable to direct investors contained in this prospectus. Requests for assistance or additional information should be directed to the Fund at (800) 828-3246.

Bank Wire: To purchase shares of the Fund using the wire system for transmittal of money among banks, Participant Investors should instruct a member commercial bank to wire their money immediately to:

State Street Bank & Trust Co.
   ABA# 01100028 For Credit to Account 99051971
   FAO: [                   ]/Lebenthal Funds Inc.
   Lebenthal__________Municipal Bond Fund
   A/C Name____________________
   Lebenthal A/C #____________

Purchase By Check: For Participant Investors subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:


                                      -19-
467596.4

   Lebenthal Funds Inc.
   Lebenthal__________Municipal Bond Fund
   P.O. Box 419722
   Kansas City, MO 64141-9722

Systematic Investment Plan. Shareholders may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan of a specified amount of $100 or more automatically, on a monthly basis. The minimum investment required to open an Automatic Investment Plan account is $1,000. An Automatic Investment Authorization Form (available on request from the transfer agent or the Distributor) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his or her Fund account ($100 per month minimum). The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Accordingly, the net yield to investors who invest through the Systematic Investment Plan may be less than by investing in the Fund directly. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent or Distributor.



EXCHANGE PRIVILEGE

Shareholders of each Portfolio are entitled to exchange some or all of their shares in the same class of shares for shares in any of the Fund's portfolios:
Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Bond Fund or Lebenthal Taxable Municipal Bond Fund. In the future, the exchange privilege program may be extended to other investment companies managed by Lebenthal & Co., Inc. The Class B Shares of the New York Portfolio are currently not eligible to participate in this Exchange Privilege.

There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000, except that shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made. Shares are exchanged at their respective net asset values.

The exchange privilege provides shareholders of any Portfolio with a convenient method to shift their investment among different portfolios when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the portfolios being acquired may legally be sold. Shares may be exchanged only between portfolio accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the portfolio into which the exchange is to be made. An exchange pursuant to the exchange privilege is treated for Federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. An additional Prospectus may be obtained by contacting Lebenthal Funds, Inc. at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

   Lebenthal Funds, Inc.
   Lebenthal ________ Municipal Bond Fund
   c/o Lebenthal & Co., Inc.
   120 Broadway
   New York, New York 10271-0005

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Dollar Cost Averaging Program. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly, from one of their accounts through Lebenthal & Co., Inc. into one or more of the Class A Shares of the Lebenthal Fund portfolios. The account from which exchanges are to be made must have a value of at least $10,000 when a shareholder elects to begin this program, and the exchange minimum is $100 per transaction. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were purchased directly on dates other than the date specified in the program. There is no charge for entering the Dollar Cost Averaging program, and exchanges made pursuant to this program are not subject to an exchange fee. Sales charges may apply, as described under the caption "How to Purchase and Redeem Shares."


                                      -20-
467596.4

Telephone Exchanges and Redemptions. Arrangements have been made for the acceptance of instructions by telephone to exchange or redeem shares in book-entry form if certain preauthorizations or indemnifications are accepted and are on file. Shareholders who elect the telephone exchange or redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided however, that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund will employ such procedures to confirm that telephone or telecopy exchange or redemption instructions are genuine, and will require that shareholders electing such options provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy exchange or redemption based upon unauthorized or fraudulent instructions. Further information and telephone exchange or redemption forms are available from the transfer agent or Distributor.

Shareholders holding shares in book-entry form may redeem their shares by telephoning the transfer agent prior to 4:00 p.m. Eastern time. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Information on this service is included in the application and is available from the transfer agent or the Distributor.


DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan on behalf of each Portfolio (the "Plan") and, pursuant to the Plan, the New York Portfolio and the Distributor have entered into a Distribution Agreement and the New Jersey and Taxable Portfolios and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.


The New York Portfolio. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement, the Distributor receives from each of the Class A and Class B Shares of the Portfolio a service fee equal to .25% per annum of the New York Portfolio's average daily net assets (the "Service Fee") for providing shareholder servicing and the maintenance of shareholder accounts and that provides that the Distributor may make payments from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performing such shareholder servicing functions on behalf of the New York Portfolio. The Class B Shares of the New York Portfolio also pays the Distributor an asset based sales charge ("Asset Based Sales Charge") equal to 0.75% per annum of the Class B Shares' average daily net assets to be used by the Distributor to pay sales commissions for sales of the Class B Shares of this Portfolio. The fees are accrued daily and paid monthly. The total amounts payable under the Plan by the Class B Shares of the New York Portfolio may not exceed 1.00% per annum.

The Plan and the Distribution Agreement provide that, in addition to the Asset Based Sales Charge (with respect to the Class B shares only) described above and the Service Fee (with respect to the Class A and Class B shares), the New York Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan and the Management Contract provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from


                                      -21-
467596.4
its own resources which may include the Service Fee and past profits for the purposes enumerated in (i) above. With respect to the Class B shares only the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor.


The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor for any fiscal year under the Distribution Agreement and the Management Contract in effect for that year.

The New Jersey Portfolio and The Taxable Portfolio. For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey and Taxable Portfolios a fee equal to .25% per annum of the Portfolios' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of (i) shareholder servicing and maintenance of shareholder accounts and (ii) for payments to participating organizations with respect to servicing their clients or customers who are shareholders of the New Jersey and Taxable Portfolios.

Under the Distribution Agreements, the Distributor, as agent for the New Jersey and Taxable Portfolios, will solicit orders for the purchase of the New Jersey and Taxable Portfolios' shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the New Jersey and Taxable Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the New Jersey and Taxable Portfolios' shares in an amount not to exceed .10% per annum of each of the New Jersey and Taxable Portfolios' average daily net assets. To the extent the Distributor does not take reimbursement for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year. The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, the New Jersey and Taxable Portfolios will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and
(ii) typesetting, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing the printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of each of the New Jersey and Taxable Portfolio's average daily net assets.

The Plans and the Management Contracts provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New Jersey and Taxable Portfolios, to compensate certain participating organizations for providing assistance in distributing the Portfolios' shares; to pay the costs of printing and distributing the Fund's prospectus to prospective investors; and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolios' shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount which the New Jersey and Taxable Portfolios are required to pay to the Distributor or the Manager for any fiscal year under the Shareholder Servicing Agreements or the Management Contracts in effect for that year.

FEDERAL INCOME TAXES

The Fund has elected to qualify under the Code as a regulated investment company that distributes "exempt-interest dividends" as defined in the Code. The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its tax-exempt interest income, net of certain deductions, and its investment company taxable income (if any). If distributions are made in this manner, dividends designated as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular Federal income tax, although such "exempt-interest dividends" may be subject to Federal alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for
Federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. The Fund may realize long-term capital gains, and may distribute "capital gain dividends" or have undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest

                                      -22-
467596.4
on certain "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used for a non-governmental trade or business and which meets the private security or payment test, or a bond issue which meets the private loan financing test) issued after August 7, 1986 will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include as an item of tax preference for purposes of the alternative minimum tax, 75% of the amount by which its adjusted current earnings (including generally, tax-exempt interest) exceeds its alternative minimum taxable income (determined without this tax item). In addition, in certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest.

With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner thereof and that the interest on the underlying Municipal Obligations will be exempt from regular Federal income taxes to the Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel. (See "Federal Income Taxes" in the Statement of Additional Information.)

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and the Court further held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on Municipal Obligations in accordance with Section 103 of the Code.


NEW YORK INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. N.Y. Tax Reg. Section 116.2(a). This exclusion does not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own states and localities.


NEW JERSEY INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (1) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (2) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be

                                      -23-
467596.4
subject to the New Jersey gross income tax. Shareholders should consult their own tax Advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.


DESCRIPTION OF COMMON STOCK


The Fund was incorporated in Maryland on August 17, 1990. The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into four series. One of such series, the New York Portfolio, is also divided into two classes of shares, the Class A Shares and the Class B Shares. Shares of all series or classes will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series or class. Each share of any series or class of shares when issued has equal dividend, distribution, liquidation and voting rights within the series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. As of September 30, 1997, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of each of the Portfolios.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.


GENERAL INFORMATION

The Fund is registered with the Securities and Exchange Commission as an open-end, management investment company. The Fund prepares semi-annual unaudited and annual audited reports which include a list of investment securities held by the Fund and which are sent to shareholders.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of the Fund's revised investment advisory agreement with respect to a particular class or series of stock, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders or shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the directors may consider necessary or desirable. Each director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such director or of a successor to such director, and until the election and qualification of his or her successor, elected at such a meeting, or until such director sooner dies, resigns, retires or is removed by the vote of the shareholders.

For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement filed with the Securities and Exchange Commission, including the exhibits thereto. The Registration Statement and the exhibits thereto may be examined at the Securities and Exchange Commission and copies thereof may be obtained upon payment of certain duplicating fees.


FUND PERFORMANCE

Each Portfolio may from time to time include its yield, total return, and average annual total return in advertisements or information furnished to present or prospective shareholders. Each Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.


                                      -24-
467596.4

Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period. CDSCs, in the case of the Class B Shares, are reflected in the calculation of the New York Portfolio's performance information.

The formula for total return used by each Portfolio includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in the portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.50%) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year.


Each Portfolio computes yield by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Portfolio's share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. CDSCs, in the case of the Class B Shares, are reflected in the calculation of the New York Portfolio's performance information. The Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio.


The New York Portfolio may also advertise a tax equivalent yield for residents of the State of New York wherein all or substantially all of the Portfolio's dividends are not subject to New York income tax. The advertisement of a tax equivalent yield reflects the taxable yield that a New York investor subject to that state's or municipality's stated tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in the Portfolio would have produced.

The New Jersey Portfolio may also advertise a tax equivalent yield for residents of the State of New Jersey wherein all or substantially all of the New Jersey Portfolio's dividends are not subject to New Jersey gross income tax. The advertisement of a tax equivalent yield reflects the taxable yield that a New Jersey investor subject to that state's or municipality's stated tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in the New Jersey Portfolio would have produced.

Total return and yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio.


NET ASSET VALUE

The net asset value of the Fund's shares is determined as of the earlier of 4:00 p.m., New York City time, or the close of the NYSE on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except customary business holidays and Good Friday. It is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

Municipal Obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing service will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, Municipal Obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.



                                      -25-
467596.4

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105-1716, is custodian for the Fund's cash and securities. The Fund's custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund has retained State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111, to provide personnel and facilities to perform transfer agency related services for the Fund.


                                      -26-
467596.4

                    MORE INFORMATION ON THE MUNICIPAL MARKET


Individuals considering an investment in the Fund should be aware that the municipal securities market is "large, dynamic, and increasingly complex," to quote an SEC Staff Report. Many diverse factors affect the yield, security, and suitability of one's investment in the Fund. Among them:

Municipal Bonds raise money for public works. These are the indispensable roads, sewers, schools, subways, airports, public buildings and facilities - "Built-by-Bonds" - that provide the physical infrastructure for communal life and the underpinnings for long range economic development of the community.

A Municipal Bond is evidence of collective debt. It shows that a local governmental entity or authority needed money for a public purpose. It represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed rate of interest. And that interest is free of federal income tax and free in most states where issued from state and local taxes in that state.

Investors are willing to lend, issuers are able to borrow at lower rates of interest in the tax free bond market. Exemption from taxes reduces the interest rate local governments must pay on their debt, because investors are willing to accept a lower rate of interest on tax exempt debt than on taxable debt. PSA The Bond Market Trade Association has estimated that the saving in borrowing costs on $992 billion of Municipal Bonds issued between 1992 and 1996 will add up to $297 billion by the year 2008, versus what it would have cost the states, their political subdivisions, agencies, and authorities to borrow at prevailing corporate interest rates.

Individuals investing their savings in municipal securities help improve the rate of savings and investment in America. Economists believe that the root of such economic ills as the deficit, low dollar, U.S. balance of payments problem, poor productivity and crumbling infrastructure lies in the sharp decline in the nation's savings rate in the 1980s and 1990s. Saving is the seedcorn of an economy. You plant it, that is you invest it, it grows, and reproduces itself. Through the lending/borrowing process your savings are converted into factories, housing, roads, airports - productive investments that create jobs and real wealth. All investment - public, private, municipal, corporate-begins with savings. In advertising municipal securities as the "workhorse of investments," Lebenthal & Co., Inc. is alluding to municipal securities as a tool both for building one's own future - and for digging roads, building schools, laying sewers, producing power, providing housing, putting up hospitals, moving commuters, paving runways, boring tunnels and rebuilding a more productive America.

Tax exempt securities are owned primarily by individuals. There are approximately $1.3 trillion of Municipal Bonds outstanding, approximately $953 billion of them owned by individual investors, either through the direct purchase of individual bonds or through their ownership of shares in mutual funds like the Lebenthal Municipal Bond Funds. According to the Internal Revenue Service, 5.1 million (4.3% out of 116.1 million tax returns) reported receiving $48.4 billion of tax exempt income in 1994. Filers with adjusted gross incomes of less than $100,000 accounted for 77% of all filers reporting tax exempt income and 49.6% of all tax exempt income reported. Filers with adjusted gross incomes of less than $50,000 accounted for 47% of returns reporting tax exempt income and 28.6% of the tax exempt income reported. The municipal securities market is increasingly dominated by the individual investor. Households are the largest holders of municipal debt.

Low borrowing cost for infrastructure has public policy implications. Until 1988 state and local bonds enjoyed constitutional protection from federal taxation. In overruling the constitutional argument for the federal tax immunity in 1988, the Supreme Court in South Carolina v. Baker said that now "states must find their protection from congressional regulation through the national political process." As a result, public policy considerations must justify the preservation of tax exemption. Low cost of borrowing for indispensable public works, saving citizens money in their capacity as local taxpayers are arguments for tax exemption. The preservation of tax exemption is also served when municipal securities are accessible to the average investor, and not perceived as benefitting only the very wealthy. To quote the SEC Staff Report, "with the changing income tax rates, persons of more moderate means increasingly have invested in municipal securities." For the long term saving goals of a great and growing number of individuals and families, tax exempt securities are a viable alternative to taxable savings instruments.

Comparing a tax free return to a taxable return is only one test of suitability. From time to time, the Fund will show how much taxable investments, such as bank CDs, would have to yield for the after-tax return to equal yields in the tax free bond market. Tax free to taxable yield comparisons are made on the basis of arithmetic alone and do not take into account

                                      -27-
467596.4
significant differences of security, liquidity, and suitability that may exist between the instruments being compared. For example bank CDs are federally insured. And there is a penalty, but no market risk, for early redemption, whereas the resale value of Fund shares will rise or fall with changes in interest rates in general or with changes in the creditworthiness of the underlying bonds in the Fund portfolio.

There is "market risk" in selling before maturity. The words "safe," "safety," and "secure" as used in bonds apply to creditworthiness: the assuredness of receiving your interest right along and getting your principal back at the end. But anyone considering an investment in municipal securities must accept market fluctuation - and possible loss in resale value before maturity - as facts of life. This is because the resale value of a fixed income security will adjust to changing interest rates and the yields available from comparable new issues in the market. As a rule of thumb, generally if interest rates are higher when you go to sell than they were when you bought your bond, you will get less than you paid. ("Yields up, price down.") Also generally, if interest rates are lower when you sell than when you bought, you will make money. ("Yields down, price up.")

There are two broad categories of creditworthiness: general obligation bonds and revenue bonds. General obligations are secured by tax collections, revenue bonds by earnings. When a bond is secured by the power of a governmental issuer to levy taxes on real estate without limitation as to rate or amount, and when the issuer pledges all its resources to pay principal and interest, the bond is said to be a full faith and credit general obligation. The laws governing the issuance of general obligation bonds intend for the bondholder to be paid in full and on time. And such bonds have earned for all Municipal Bonds their reputation for safety. There is another type of Municipal Bond - the revenue bond. As the name implies, revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees, that is by earnings of the project so financed. Their strength is the commercial viability of the project and power of the issuer to levy user charges. Tax collections or earnings, they are both cashflow. And cashflow is the collateral behind municipal securities.

Municipal securities are creatures of law. They depend on law. They must conform to statutory requirements, the most desirable of which is that the people voted for the issue. The issuer must not exceed the legal debt limit, and every law governing the birth of a bond must be carefully followed when a municipality is borrowing money. All this must be attested to by the legal opinion of reputable and recognized attorneys specializing in municipal law.

There are over one million combinations of issuer, issue, interest rate, and maturity to choose from. Moody's Investors Service puts out a 19-pound, three-volume manual rating 16,472 states and local entities whose bonds are in the hands of the public. An issuer generally has more than one issue of bonds outstanding. And each issue is like many in one, made up of "maturities"-blocks of bonds that come due in staggered years from now to the year 2027 and longer. The possible combinations provide flexibility in tailoring a Municipal Bond portfolio to the needs of the individual - or, for some people - result in the decision to buy a fund of bonds and let the fund manager do the picking and choosing.

Boiling choice down to four investment decisions. Before recommending specific municipal securities, an investment adviser does some digging. Are you likely to jump in and out of your bonds? Do you really need the income now? When do you plan to retire? What about heirs? How much is the peace and comfort of a triple-A rating worth to you in cold cash? Are you investing for children's education? Are you using municipals to build up an estate? Are you living on the interest and leaving your principal to your survivors? Should you reduce your estate and your estate taxes through an orderly invasion of your capital? These personal characteristics and financial objectives translate into the four basic investment decisions: (1) Long versus short; (2) high coupon rate versus low or even zero coupon rate; (3) rating versus yield; and (4) individual bonds versus packages of bonds, like unit investment trusts or mutual funds.

Individual Municipal Bonds have a fixed maturity. A mutual fund of Municipal Bonds does not. A Municipal Bond is a contract for the future delivery of money
- a fixed sum at a definite date in the future. Like any fixed income security, individual bonds fluctuate in market value with interest rates and changing market conditions. But hold your bond to maturity, cash it in at the end, and you are promised getting back full face value - in 2, 5, 10, 30 years - whatever the due date engraved on the books of the issuer. On the other hand, the bonds in a fund portfolio are candidates for buy, sell, and hold every day. The Lebenthal New York Municipal Bond Fund is nominally a portfolio of long term bonds. But a 30-year bond in the portfolio may have an effective "maturity" no longer than the number of days, weeks, months, the Adviser decides to hold it in the portfolio. The Adviser does not sit there waiting for bonds in the portfolio to mature. He or she trades them in and out of the Fund portfolio opportunistically, seeking to maximize tax free income consistent with the preservation of capital, and to take gains or, in falling markets, to minimize losses. There can be no guarantee of any level of Fund performance. And in selling their shares which fluctuate, shareholders may make money or lose money, depending on when they bought their shares, market conditions, and Fund performance.


                                      -28-
467596.4

Your own needs determine which is better for you. The buyer of individual bonds targets a maturity, is quoted a yield to that maturity, and the price the buyer pays locks in that return to maturity. If the buyer holds to maturity, fluctuating interest rates and changing prices in the resale market prior to maturity are not a factor in the yield to maturity. Between getting interest right along and cashing in the bond for full face value at the end, the individual bond buyer winds up with the yield to maturity originally bargained for.

In a mutual fund, the shareholder seeks a higher total return than might be currently available in the targeted maturity, fixed yield-to-maturity market - as a result of reinvestment of dividends, interest being earned on interest, and portfolio management, i.e. active bond trading in the Fund portfolio. There can be no assurance of a particular Fund yield, because the bonds in the portfolio change. They are being added to, or disposed or and replaced with other bonds, when the portfolio manager sees an opportunity to realize gains or, in a declining market, minimize losses. Nor can there be any guarantee the Fund will achieve its objectives. When you sell your shares you may get more for them than you paid. You may get less. It depends on current market conditions, whether interest rates are higher or lower than when you bought your shares, and the ability of Management to anticipate markets and know when to buy, sell, or hold.

An open end fund for open end savings goals. If you know you are going to need your money for a specific purpose on a specific date in the future, buy a fixed income security and target the maturity date. The Lebenthal New York Municipal Bond Fund is for more general open-ended objectives like building up an estate or saving for retirement. The Fund can pay out interest every month, free of New York and regular federal income tax. Or, it can reinvest your monthly interest in additional Fund shares...so your interest earns interest...and each month that interest earns still more tax free interest, and builds upon itself. Monthly income, or automatic reinvestment - the option is yours.

The principle of "total return". With automatic reinvestment in the Lebenthal New York Municipal Bond Fund, you measure investment return by adding up the coupon interest from the underlying bonds in the Fund plus the value of that interest being reinvested in additional shares every month plus (or minus) any ups (or downs) in the market value of your accumulating shares.

Price down, yield up. In the infamous 1994 bond market decline, nothing was spared. Not individual bonds. Not the Lebenthal New York Municipal Bond Fund. But all is not lost when the market declines. Bond prices down means that bond yields are up. Buying new shares at the lower price is called dollar cost averaging. The Fund takes your new money and invests it for you at higher rates. As for old bonds in the portfolio, the interest being spun off and reinvested right along now buys more Fund shares than if the price were higher. So that if, as, and when - and should the price go up again - you now have that many more shares to go along for the ride and move up in market value. As events have shown, compounding does not protect against fluctuating bond prices and losses in the resale value of your shares. A decline in the value of the underlying bonds in the Fund portfolio could more than offset the positive impact of any gains from compounding. But your thinking when you buy the Fund should be the philosophy of the long haul: dollar cost averaging, plus interest on interest, plus time will conspire to build growth. If you invest when you have the funds, over the long haul you will hit some markets, you will miss some markets. Your bet is that time and regular investing will smooth out the bumps. No guarantee, just a fighting chance.

Count The Shares, Give It Time. With automatic dividend reinvestment, every month your shares spin off new shares which means that the amount of shares you own is growing all the time.

Here are two graphs showing the hypothetical growth of $10,000 over a 17+ year period. For the first 5 years, 9 months up to the dotted line, the graphs depict the actual performance record of the Lebenthal New York Municipal Bond Fund. Beyond the dotted line, the graphs seemingly step through the looking glass and hypothesize through March 12, 2008 a mirror image of the Fund's past, in order to show the hypothetical effects of compounding for two additional 5-year, 9-month periods. Past isn't prologue, and the graphs should not be construed as an indication of anticipated performance of the Fund in the future. Their sole purpose is to illustrate how monthly dividends, plowed back into additional fund shares, build and rebuild on themselves over time.


                                      -29-
467596.4

In our example, $10,000 Without Reinvestment would grow to $20,430 by March 12, 2008: $9,773 representing straight interest, $10,657 the new net asset value of the shares originally acquired. With Reinvestment that same $10,000 would grow to $27,455*--an additional $7,025 (34% more return on investment), when straight interest is reinvested and allowed to accumulate and build.

Compounding does not protect against fluctuating bond prices and a decline in value per share could negate the positive effect of any growth in the number of shares owned. Whether you make money or lose money down the road when you sell your shares will depend on the going resale price per share times the number of shares you then own. It stands to reason that the more shares you have accumulated through reinvestment over time, the bigger the multiplier that will be working for you when you do decide to sell.

So, if you go into a fund and sign up for reinvestment for long term saving goals, don the mantel of the long term saver. When you get your statement every month showing current share value, count the growing number of shares you own, not just price. And give it time. Time is the soulmate of automatic reinvestment--and the best friend a long term saver's got.
--------
* Reflects maximum 4 1/2% load which reduces the amount of the $10,000 purchase price that is actually working for you to $9,550.

                                      -30-
467596.4

                              LEBENTHAL FUNDS, INC.
                            LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Lebenthal Funds Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13 month period (the "L.O.I. Period") in an aggregate amount of shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.

Lebenthal New York Municipal Bond Fund
                                                 Sales                                                 Sales
               Aggregate Amount                  Load                   Aggregate Amount               Load
               ----------------                  ----                   ----------------               ----
o $50,000.00 - $99,999.99                        4.00%        o $100,000.00 - $249,999.99              3.50%
o $250,000.00 - $499,999.99                      2.75%        o $500,000.00 - $999,999.99              2.00%
o $1,000,000.00 - $2,499,999.00                  1.00%        o $2,500,000.00 or more                   .50%

Lebenthal New Jersey Municipal Bond Fund
                                                 Sales                                                 Sales
               Aggregate Amount                  Load                   Aggregate Amount               Load
               ----------------                  ----                   ----------------               ----
o $50,000.00 - $99,999.99                        4.00%        o $100,000.00 - $249,999.99              3.50%
o $250,000.00 - $499,999.99                      2.75%        o $500,000.00 - $999,999.99              2.00%
o $1,000,000.00 - $2,499,999.00                  1.00%        o $2,500,000.00 or more                   .50%

Lebenthal Taxable Municipal Bond Fund
                                                 Sales                                                 Sales
               Aggregate Amount                  Load                   Aggregate Amount               Load
               ----------------                  ----                   ----------------               ----
o $50,000.00 - $99,999.99                        4.00%        o $100,000.00 - $249,999.99              3.50%
o $250,000.00 - $499,999.99                      2.75%        o $500,000.00 - $999,999.99              2.00%
o $1,000,000.00 - $2,499,999.00                  1.00%        o $2,500,000.00 or more                   .50%
------------------------------------------------------------- ----------------------------------------------

I understand that purchases made within the last 90 days will be included as part of my intended investment.

In addition, I understand that a number of shares with a value equal to 4.50% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by Lebenthal & Co., Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due.
Any remaining Escrowed Shares will be released to my account.


Lebenthal New York Municipal Bond Fund

                                             ----------------------------------        --------------------------------
                                                 Shareholder Name                                Account Number

Lebenthal New Jersey Municipal Bond Fund

                                             ----------------------------------        --------------------------------
                                                 Shareholder Name                                Account Number

Lebenthal Taxable Municipal Bond Fund

                                             ----------------------------------        --------------------------------
                                                 Shareholder Name                                Account Number


                                      -31-
467596.4

================================================================================

LEBENTHAL                                       120 Broadway, New York, NY 10271
FUNDS, INC.                                                         212-425-6116
                                            OUTSIDE NYC TOLL FREE 1-800-221-5822

================================================================================


SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
November  __, 1997

-------------------------------------------------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
May 31, 1997 (Unaudited)

=========================================================================================================================
                                                                                                         Ratings
                                                                                                   --------------------
    Face                                                                                  Value             Standard
   Amount                                                                                (Note 1)  Moody's  & Poor's
   ------                                                                               --------------------------------

MUNICIPAL BONDS (98.34%)
-------------------------------------------------------------------------------------------------------------------------

$ 1,285,000    Monroe County, New York IDA Civic Facility (DePaul Community Facility),
               6.50%, due 02/01/24, (SONYMA Insured)                                   $1,369,900    Aa

   4,400,000   New York, New York-Series 1
               6.25%, due 04/15/27, (FHA Insured)                                       4,473,392   Baa1     BBB+

   1,670,000   New York, New York - Series C, General Obligation, 7.25%, due 08/15/24   1,786,666   Baa1      BBB+

   1,265,000   New York, New York- Series L 5.20%, due 08/01/08                         1,267,454    Aaa      AAA

     750,000   New York, New York- Series L 5.375% due 08/01/11                           743,708    Aaa      AAA

   2,400,000   New York State Dormitory Authority, 7.40%, due 08/01/30, (FHA Insured)   2,634,144    Aa2      AAA

   7,160,000   New York State Dormitory Authority (Highlands Center),
               6.60%, due 02/01/34, (FHA Insured)                                       7,588,311              AA

   4,000,000   New York State Dormitory Authority (Menorah Nursing Home)
               6.10%, due 02/01/37                                                      4,052,920             AAA

   2,330,000   New York State Dormitory Authority (Presbyterian Residential
               Community), 6.50%, due 08/01/34, (FHA Insured)                           2,449,576              AA

     750,000   New York State Dormitory Authority (State University Educational
               Facilities), 7.00%, due 05/15/16                                           800,078   Baa1      BBB+

   3,900,000   New York State Dormitory Authority (Nottingham Retirement Community),
               6.125%, due 07/01/25, (SONYMA Insured)                                   4,013,529    Aa

   3,500,000   New York State Dormitory Authority (Jewish Geriatric - Long Island),
               7.35%, due 08/01/29, (FHA Insured)                                       3,897,740             AAA

   5,190,000   New York State Dormitory Authority (Niagara Frontier Home),
               6.40%, due 02/01/35, (FHA Insured)                                       5,425,315              AA

   4,755,000   New York State Dormitory Authority (Geneva Nursing Home II),
               6.20%, due 08/01/35, (FHA Insured)                                       4,862,463              AA

   5,750,000   New York State Dormitory Authority (St. Johns Health),
               6.25%, due 02/01/36, (FHA Insured)                                       5,884,205              AA

   2,730,000   New York State Dormitory Authority (Jewish Home of Central New York),
               6.25%, due 07/01/25, (MBIA Insured)                                      2,861,122    Aaa

   2,400,000   New York State Dormitory Authority (W K Nursing Home Corporation),
               6.125%, due 02/01/36, (FHA Insured)                                      2,437,584             AAA

   3,000,000   New York State Dormitory Authority (New York Methodist Hospital),
               6.05%, due 02/01/34, (AMBAC Insured)                                     3,073,140    Aaa      AAA

     750,000   New York State Dormitory Authority (Grace Manor Health Care Facility),
               6.15%, due 07/01/18, (SONYMA Insured)                                      766,890    Aa2

   1,000,000   New York State Dormitory Authority (St. Lukes Home Residential Health),
               6.375%, due 08/01/35, (FHA Insured)                                      1,038,160              AA

   1,000,000   New York State Energy Research & Development Authority -
               Industrial Development & Pollution Control (Brooklyn Union and Gas),
               6.75%, due 02/01/24, (MBIA Insured)                                      1,078,080    Aaa      AAA

   6,000,000   New York State Energy Research & Development Authority - Electric
               Facilities - (Consolidated Edison Company of New York), 6.75%, due
               01/15/27                                                                 6,318,480    A1        A+

   1,000,000   New York State Energy Research & Development Authority - Electric
               Facilities - (Long Island Lighting), 7.15%, due 02/01/22                 1,061,510    Ba3      BB+

     500,000   New York State Energy Research & Development Authority - Pollution
               Control - (Niagara Mohawk Power Corporation), 6.625%, due 10/01/13,
               (FGIC Insured)                                                             538,945    Aaa      AAA


---------------------------------------------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
May 31, 1997 (Unaudited)

=====================================================================================================================
                                                                                                       Ratings
                                                                                                  -------------------
    Face                                                                                  Value            Standard
   Amount                                                                               (Note 1)   Moody's & Poor's
  --------                                                                             ------------------------------

MUNICIPAL BONDS (Continued)
---------------------------------------------------------------------------------------------------------------------

$  1,750,000   New York State Medical Hospital Nursing Facilities Finance Agency,
               6.60%, due 02/15/31, (FHA Insured)                                      $ 1,846,950            AAA

   1,500,000   New York State Housing Finance Agency MHRB - Series C,
               6.50%, due 08/15/24, (FHA Insured)                                        1,544,970   Aa2      AAA

   2,000,000   New York State Housing Finance Agency MHRB- Series D
               6.10%, due 11/15/36, (FHA Insured)                                        2,027,920            AAA

   2,000,000   New York State Housing Finance Agency (Housing Project Meeting - Series
               A), 6.125%, due 11/01/20, (FSA Insured)                                   2,030,900   Aaa      AAA

   2,515,000   New York State Housing Finance Agency (Multi-family Housing Meeting -
               Series C), 6.10%, due 08/15/28, (SONYMA Insured)                          2,551,493   Aa2

   3,400,000   New York State Housing Finance Agency (Phillips Village Project -
               Series A), 7.75%, due 08/15/17, (FHA/SONYMA Insured)                      3,752,274    A2

   6,750,000   New York State Medical Care Facilities Finance Agency - Series B,
               6.60%, due 08/15/34, (FHA Insured)                                        7,155,000   Aa2       AA

      60,000   New York State Medical Care Facilities Finance Agency, Mental Health,
               7.30%, due 02/15/21                                                          65,859   Baa1     BBB+

   5,300,000   New York State Medical Care Facilities Finance Agency,
               6.90%, due 08/15/34, (AMBAC/FHA Insured)                                  5,844,363   Aaa      AAA

   6,950,000   New York State Medical Care Facilities Finance Agency - Series C,
               6.375%, due 08/15/29, (FHA Insured)                                       7,227,027   Aa2       AA

     500,000   New York State Medical Care Facilities Finance Agency
               (New York Downtown Hospital - Series A), 6.70%, due 02/15/12                524,400   Baa      BBB

   2,600,000   New York State Medical Care Facilities Finance Agency
               (New York Downtown Hospital - Series A), 6.80%, due 02/15/20              2,730,182   Baa      BBB

   2,505,000   New York State Medical Care Facilities Finance Agency
               (Mortgage Project - Series A), 6.50%, due 02/15/35, (FHA Insured)         2,643,026   Aa2       AA

   2,000,000   New York State Medical Care Facilities Finance Agency
               (Brookdale Hospital Medical Center - Series A), 6.80%, due 08/15/12       2,112,140   Baa      BBB

   2,550,000   New York State Medical Care Facilities Finance Agency
               (Brookdale Hospital Medical Center - Series A), 6.85%, due 02/15/17       2,693,614   Baa      BBB

   5,000,000   New York State Medical Care Facilities Finance Agency
               (Mortgage Project - Series D), 6.375%, due 02/15/35, (FHA Insured)        5,191,300   Aa2       AA
                                                                                       ------------

               Total Municipal Bonds (Cost $114,516,473)                               120,364,730
                                                                                       ------------

  COMMERCIAL PAPER (1.11%)

  --------------------------------------------------------------------------------------------------------------------


  156,000      Ford Motor Credit Company, 5.45%, due 06/10/97                             156,000


  290,000      Ford Motor Credit Company, 5.52%, due 06/10/97                             290,000


  615,000      New York, New York A-5, 5.00%, due 08/01/97                                615,000


  300,000      New York, New York City Municipal Water Finance Authority, Water and
               Sewer Systems Revenue Adjustment- Series A, 5.00%, due 06/15/25            300,000
                                                                                        -----------

               Total Commercial Paper(Cost $1,361,000)                                  1,361,000
                                                                                        -----------

---------------------------------------------------------------------------------------------------------------------

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
May 31, 1997 (Unaudited)

=====================================================================================================================
                                                                                      Value
   Shares                                                                            (Note 1)
  --------                                                                          -----------

CLOSED-END FUNDS (.57%)
---------------------------------------------------------------------------------------------------------------------

      500   Blackrock New York Investment Quality Municipal Trust                        6,781

   49,801   Muniyield New York Insured Fund II                                         690,989
                                                                                 --------------

           Total Closed-End Funds (Cost $684,722)                                      697,770
                                                                                 --------------

           Total Investments (100.02%)(Cost $116,562,195+)                         122,423,500
           Cash and Other Assets, Net of Liabilities (-.02%)                           (26,638)
                                                                                 --------------
           Net Assets (100.00%)                                                  $ 122,396,862
                                                                                 =============

         + Aggregate cost for federal income tax purposes is $116,562,195.
           Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $5,861,307 and $0 respectively, resulting in net unrealized appreciation of $5,861,307.

      KEY:
           AMBAC      =     Ambac Indemnity Corporation          MBIA      =   Municipal Bond Insurance
                                                                               Association
           FGIC       =     Federal Guaranty Insurance           MHRB      =   Multi-family Housing Revenue
                            Corporation                                        Bond
           FHA        =     Federal Housing Administration       SONYMA    =   State of New York Mortgage
                                                                               Agency
           FSA        =     Financial Security Assurance, Inc.

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
May 31, 1997 (Unaudited)

=========================================================================================================================
                                                                                                        Ratings
                                                                                                   -------------------
    Face                                                                                   Value            Standard
   Amount                                                                                (Note 1)  Moody's  & Poor's
  --------                                                                              ------------------------------

MUNICIPAL BONDS (101.27%)
-------------------------------------------------------------------------------------------------------------------------

$    125,000   Cape May County, New Jersey Industrial Pollution Control Financing
               Authority Atlantic City Electric Company Project A, 7.20%,
               due 11/01/29, (MBIA Insured)                                                $139,793   Aaa      AAA

     250,000   Casino Reinvestment Development Authority of New Jersey
               Parking Fee Revenue- Series A, 5.25%, due 10/01/14                           241,968   Aaa      AAA

     250,000   Essex County, New Jersey Import Authority County Correctional
               Facility- Series A, 5.70%, due 01/01/27                                      249,773   Aaa      AAA

      70,000   Essex County, New Jersey Import Authority Orange School District -
               Series A, 6.95%, due 07/01/14, (MBIA Insured)                                 78,676   Aaa      AAA

     100,000   Irvington, New Jersey Housing & Mortgage Finance Authority,
               6.50%, due 02/01/24, (FHA Insured)                                           103,263            AAA

     300,000   Middlesex County New Jersey Import Authority,
               5.90%, due 9/15/21                                                           304,167    A1       A+

     100,000   New Jersey Economic Development Authority, Economic Development
               Revenue - American Airlines Inc. Project, 7.10%, due 11/01/31                106,874   Baa2     BB+

     250,000   New Jersey Economic Development Authority,
               Economic Development Revenue - Bancroft Incorporated Obligation Group,
               6.05%, due 12/01/25, (Connie Lee Insured)                                    255,258            AAA

     150,000   New Jersey Economic Development Authority, Economic Development Revenue
               Refunding - Burlington Coat Factory, LOC First Fidelity Bank,
               6.125%, due 09/01/10                                                         156,863   Aa3

     150,000   New Jersey Economic Development Authority, Economic Development
               Revenue - W.Y. Urban Holding Company, LOC NatWest Bank, Jersey City,
               6.50%, due 06/01/15                                                          157,680             A

     200,000   New Jersey Economic Development Authority, Economic Development Revenue
               Health Village Project, LOC First Union, 6.00%, due 05/01/16                 202,838             A+

     100,000   New Jersey Economic Development Authority, Pollution Control Revenue
               PSE&G Co. Project, 6.40%, due 05/01/32, (MBIA Insured)                       104,836   Aaa      AAA

     100,000   New Jersey Economic Development Authority, Water Facilities Revenue
               Project A, 6.875%, due 11/01/34, (FGIC Insured)                              109,552   Aaa      AAA

     100,000   New Jersey Economic Development Authority Revenue Sewer Facilities-
               Anheuser-Busch Project, 5.85%, due 12/01/30                                   97,423    A1       A+

      85,000   New Jersey Health Care Facilities Financing Authority - Irvington
               General Hospital Issue - Series 1994, 6.40%, due 08/01/25, (FHA Insured)      89,195            AAA

     125,000   New Jersey Health Care Facilities Financing Authority - General
               Hospital Center at Passaic, 6.75%, due 07/01/19, (FSA Insured)               136,456   Aaa      AAA

     100,000   New Jersey Health Care Facilities Financing Authority Revenue Monmouth
               Medical Center Issue - Series C, 6.25%, due 7/01/24 (FSA Insured)            105,155   Aaa      AAA

     150,000   New Jersey Health Care Facilities Financing Authority Revenue
               St. Joseph's Hospital & Medical Center, 6.00%, due 7/01/26 (Connie Lee
               Insured)                                                                     153,653            AAA

     100,000   New Jersey Economic Development Authority Revenue Economic Growth
               -Series D, LOC NatWest Bank, Jersey City, 6.55%, due 08/01/14                104,326             A

     150,000   New Jersey State Education Facilities Authority - Trenton State
               College - Series E, 6.00%, due 07/01/19, (AMBAC Insured)                     154,079   Aaa      AAA

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
May 31, 1997 (Unaudited)

=========================================================================================================================
                                                                                                        Ratings
                                                                                                    ------------------
    Face                                                                                    Value            Standard
   Amount                                                                                 (Note 1)  Moody's  & Poor's
  -------                                                                                -----------------------------

MUNICIPAL BONDS (Continued)
      -----------------------------------------------------------------------------------------------------------

$    100,000   New Jersey State Education Facilities Authority - New Jersey
               Institute Technology Issue - Series A, 6.00%, due 07/01/24, (MBIA         $  103,316   Aaa      AAA
               Insured)

      250,000  New Jersey State Higher Education Assistance Authority- Student
               Loan Revenue- Loan Program- Series A, 5.80%, due 06/01/16, (MBIA Insured)    250,403   Aaa      AAA

      125,000  New Jersey State Housing & Mortgage Finance Agency MHRB
               Refunding - Presidential Plaza, 7.00%, due 05/01/30, (FHA Insured)           133,921           AAA

      300,000  New Jersey State Housing & Mortgage Finance Agency MHRB
               Series A, 6.05%, due 11/01/20, (AMBAC Insured)                               305,127  Aaa      AAA

      100,000  New Jersey State Housing & Mortgage Finance Agency MHRB
               Series A, 6.25%, due 05/01/28 (AMBAC Insured)                                101,895  Aaa      AAA

      125,000  New Jersey State Housing & Mortgage Finance Agency Revenue Housing -
               Series A, HUD Section 8, 6.95%, due 11/01/13                                 133,510            A+

      150,000  New Jersey State Housing & Mortgage Finance Agency - Home
               Buyers - Series O, 6.35%, due 10/01/27, (MBIA Insured), Subject to AMT       153,753  Aaa      AAA

      140,000  Newark, New Jersey Housing Finance Corporation Mortgage Revenue,
               Refunding-HUD Section 8-Manor Apartments-A, 7.50%, due 02/15/24,
               (FHA Insured)                                                                151,554           AAA

      800,000  Port Authority of New York & New Jersey Special Obligation
               Revenue JFK International Air Terminal- Series 6
               5.75%, due 12/01/22, (MBIA Insured)                                          793,656  Aaa      AAA

      100,000  Puerto Rico Housing Bank & Finance Agency Single Family Mortgage
               Affordable Housing Mortgage - Portfolio I, 6.25%,
               due 04/01/29, (GNMA/FNMA/FHLMA Insured), Subject to AMT                      101,454  Aaa      AAA

                                                                                          ----------
               Total Municipal Bonds (Cost $5,088,014)                                    5,280,417
                                                                                          ----------

COMMERCIAL PAPER (4.76%)

   -------------------------------------------------------------------------------------------------------------------



      248,000  Ford Motor Credit Company, 5.36%, due 06/02/97                               248,000
                                                                                          ----------
               (Cost $248,000)

     Shares
    --------
CLOSED-END FUNDS (2.03%)

   -------------------------------------------------------------------------------------------------------------------

        1,100  Munivest New Jersey Fund                                                      14,300

        6,100  Muniyield New Jersey Fund                                                     91,500
                                                                                          ----------

               Total Closed-End Funds (Cost $101,322)                                       105,800
                                                                                          ----------

               Total Investments (108.06%)(Cost $5,437,336+)                              5,634,217
               Cash and Other Assets, Net of Liabilities (- 8.06%)                         (419,801)
                                                                                          ---------
               Net Assets (100.00%)                                                      $5,214,416
                                                                                          =========

          + Aggregate cost for federal income tax purposes is $5,437,336.
            Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $199,455 and $2,577, respectively, resulting in net unrealized appreciation of $196,878.

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
May 31, 1997 (Unaudited)

=========================================================================================================================

    KEY:
      AMBAC         =         Ambac Indemnity Corporation              FNMA    =   Federal National Mortgage Association
      AMT           =         Alternative Minimum Tax                  GNMA    =   Government National Mortgage
                                                                                   Association
      FGIC          =         Federal Guaranty Insurance Corporation   HUD     =   Housing and Urban Development
      FHA           =         Federal Housing Authority                LOC     =   Letter of Credit
      FHLMA         =         Federal Home Loan Mortgage Association   MBIA    =   Municipal Bond Insurance Association
      FSA           =         Financial Security Assurance, Inc.       MHRB    =   Multi-family Housing Revenue Bond
      CONNIE LEE    =         College Construction Loan Insurance
                              Association

-------------------------------------------------------------------------------------------------------------------------

LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
May 31, 1997 (Unaudited)

=========================================================================================================================
                                                                                                Ratings
                                                                                         --------------------
    Face                                                                          Value            Standard
   Amount                                                                       (Note 1)   Moody's  & Poor's
  -------                                                                       -----------------------------

MUNICIPAL BONDS (90.06%)
-------------------------------------------------------------------------------------------------------------------------

 $    150,000  All Saints Health System,
               9.00%, due 08/15/24, (MBIA Insured)                               $  161,739   Aaa     AAA

      385,000  Baltimore, Maryland - Series B, General Obligation,
               7.90%, due 10/15/16, (FGIC Insured)                                  389,143   Aaa     AAA

    1,100,000  Bastrop, Texas Economic Development Corporation,
               8.00%, due 08/15/16                                                1,081,817         BBB+

      100,000  Buffalo, New York - Series F, 9.05%, due 02/01/15, (AMBAC Insured)   105,114   Aaa     AAA

      240,000  California Housing Finance Agency - Series C,
               8.10%, due 02/01/37, (AMBAC Insured)                                 237,986   Aaa     AAA

    2,000,000  Compton, California Community Redevelopment Agency - Series C,
               Tax Allocation, 0.00%, due 08/01/22, (FSA Insured)                   290,780   Aaa     AAA

      150,000  Connecticut State Health and Educational Facilities, Maefair
               Health Care, 9.20%, due 11/01/24                                     165,900   A1      AA-

      125,000  Connecticut State Health and Educational Facilities, Laurelwood,
               9.36%, due 11/01/24                                                  137,526   A1      AA-

      150,000  Connecticut State Health and Educational Facilities, Shady Knoll
               Center, 8.90%, due 11/01/24                                          159,840   A1      AA-

      255,000  Connecticut State Housing Finance Authority - Series F,
               9.25%, due 05/15/27                                                  285,580   Aa3     AA

      200,000  Connecticut State Housing Finance Authority - Series G,
               7.625%, due 05/15/21                                                 193,594   Aa3     AA

      100,000  Connecticut State Development Authority - Sub series B1,
               8.50%, due 08/15/14                                                  103,655           A+

      125,000  Conyers, Georgia Water & Sewer - Series B,
               8.75%, due 07/01/15, (AMBAC Insured)                                 132,864   Aaa     AAA

      250,000  Cuyahoga County, Ohio Economic Development - Series A,
               8.625%, due 06/01/22                                                 255,313    A

      200,000  Florida Housing Finance Agency - Taxable Housing Mariner Club,
               8.25%, due 09/01/15 (AMBAC Insured)                                  202,870   AAA     AAA

    1,230,000  Harrisburg, Pennsylvania - Series A, General Obligation,
               0.00%, due 04/01/18, (AMBAC Insured)                                 250,244   Aaa     AAA

    1,165,000  Harrisburg, Pennsylvania - Series A, General Obligation,
               0.00%, due 04/01/19, (AMBAC Insured)                                 219,579   Aaa     AAA

      350,000  Harrison County, Mississippi - Series A, General Obligation,
               7.75%, due 04/01/16, (MBIA Insured)                                  351,162   Aaa

      150,000  Idaho Housing Agency, HUD Section 8, 8.50%, due 07/01/09             156,252    A

      150,000  Illinois Housing Development Authority,
               8.64%, due 12/01/21, (AMBAC Insured)                                 157,637   Aaa     AAA

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
May 31, 1997 (Unaudited)

=========================================================================================================================
                                                                                                Ratings
                                                                                          -------------------
    Face                                                                          Value            Standard
   Amount                                                                        (Note 1)  Moody's & Poor's
  ----------                                                                    -----------------------------

MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------------------------------------------------

$   2,180,000  Kern County, California Pension Obligation,
               0.00%, due 08/15/18, (MBIA Insured)                              $  423,247   Aaa      AAA

      325,000  Maryland State Community Development Administration,
               9.10%, due 05/15/10, (MHF Insured)                                  348,819   Aa3

     150,000   Memorial Health System, 8.375%, due 10/01/20, (MBIA Insured)        155,921   Aaa      AAA

     200,000   Michigan State Housing Development Authority - Series A,
               8.30%, due 11/01/15, (AMBAC Insured)                                211,038   Aaa      AAA

     190,000   Minnesota State Housing Finance Agency - Series A,
               8.70%, due 08/01/22                                                 194,853   Aa2      AA

      60,000   Minnesota State Housing Finance Agency - Series B,
               8.00%, due 02/01/18                                                  61,101            AA

      50,000   Minnesota State Housing Finance Agency, Taxable-Single Family        49,572   Aa2      AA+
               Mortgage-Series G 8.05%, due 01/01/12

     600,000   Mississippi Hospital Equipment and Facilities,
               9.10%, due 04/01/06                                                 607,980   Baa

      90,000   New Hampshire State Housing and Finance Authority - Series C,
               9.40%, due 07/01/14                                                  96,957   Aa2

     240,000   New Jersey State Housing and Mortgage Finance Agency - Series E,
               8.95%, due 11/01/12                                                 255,132            AA-

     250,000   New York State Environmental Facilities - Series A,
               9.625%, due 03/15/21                                                271,363   Baa1     BBB

     300,000   New York State Housing Finance Agency - Series B,
               8.25%, due 05/15/35, (FHA Insured)                                  302,124            AAA

     350,000   New York State Housing Finance Agency Revenue - Taxable
               Multi-family Housing, 8.11%, due 11/15/38, (FHA Insured)            345,664            AAA

     110,000   New York State Housing Finance Agency - Series B, Service
               Contract Obligation, 8.60%, due 03/15/04                            114,551   Baa1     BBB

     100,000   Pittsburgh, Pennsylvania Urban Redevelopment Authority,
               9.07%, due 09/01/14, (FSA Insured)                                  109,757   Aaa      AAA

     300,000   Sacramento County, California, 0.00%, due 08/15/21, (MBIA           273,843   Aaa      AAA
               Insured)

     120,000   Southeastern Pennsylvania Transit Authority - Series B,
               8.75%, due 03/01/20, (FGIC Insured)                                 128,405   Aaa      AAA

     300,000   Tampa, Florida Sports Authority,
               8.07%, due 10/01/26, (MBIA Insured)                                 304,005   Aaa      AAA

     795,000   Tennesse Valley Authority,
               8.625%, due 11/15/29                                                843,694   AAA      AAA

     375,000   Texas State Department of Housing & Community Affairs - Series C1,
               7.76%, due 09/01/17, (MBIA Insured)                                 369,668   Aaa      AAA

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
May 31, 1997 (Unaudited)

=========================================================================================================================

                                                                                            Ratings
                                                                                   ---------------------------
     Face                                                                 Value                   Standard
    Amount                                                              (Note 1)      Moody's     & Poor's
   -------                                                            ----------------------------------------

  MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------------------------------------------------


  $    300,000  Texas State Veterans Housing, General Obligation,
                7.35%,due 12/01/21                                     $    281,628      Aa          AA

     1,050,000  United Nations Development Corporation,
                8.80%, due 07/01/26                                       1,090,352      A

       365,000  Virginia State Housing Development Authority - Series
                A, Multi-family, 8.125%, due 11/01/15                       371,227     Aa1         AA+

       350,000  Wisconsin Housing & Economic Development Authority -
                Series H, 7.875%, due 03/01/26                              344,264     Aa2          AA
                                                                         -----------

                Total Municipal Bonds (Cost $12,474,266)                 12,593,760
                                                                     ----------------

 Commercial Paper (1.54%)

------------------------------------------------------------------------------------------------------------------------



     215,000   Ford Motor Credit Company, 5.54%, due 06/09/97               215,000
                                                                     ---------------

               (Cost $215,000)

   Shares

 CLOSED-END FUNDS (4.51%)

------------------------------------------------------------------------------------------------------------------------

       97,080  Blackrock Income Trust                                       631,020

                                                                     ---------------
               Total Closed-End Funds (Cost $617,901)                       631,020
                                                                     ---------------

               Total Investments (96.11%)(Cost $13,307,167+)             13,439,780
               Liabilities in Excess of Cash and Other Assets                 4,254
               (3.89%)
                                                                     ---------------
               Net Assets (100%)                                  $      13,984,034
                                                                     ===============


             + Aggregate cost for federal income tax purposes is
               $13,307,167.
               Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $294,839 and $162,232 respectively, resulting in net unrealized appreciation of $132,613.

     KEY:
        AMBAC     =           Ambac Indemnity Corporation        HUD    =   Housing  and Urban Development
        FGIC      =           Federal Guaranty Insurance         MBIA   =   Municipal Bond Insurance
                              Corporation                                   Association
        FHA       =           Federal Housing Authority          MHF    =   Maryland Housing Fund
        FSA       =           Financial Security Assurance, Inc.

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 1997 (Unaudited)

=========================================================================================================================

                                          Lebenthal New York     Lebenthal New Jersey      Lebenthal Taxable
                                              Municipal                Municipal               Municipal
                                              Bond Fund                Bond Fund               Bond Fund
                                       -------------------------------------------------------------------------

ASSETS

Investment in securities
  at value (cost $116,562,195,
  $5,437,336 and $13,307,167)......          $ 122,423,500            $ 5,634,217            $ 13,439,780
Cash                                                25,110                     --                  15,211
Receivables:
    Securities sold................                     --                     --                 310,606
    Capital shares sold............                461,485                  1,469                  81,295
    Interest.......................              2,173,964                 68,339                 202,428
    Due from Manager...............                     --                 41,027                  19,236
Deferred organization expenses.....                     --                 11,628                   9,382
                                               ------------             ----------             ----------
        Total assets...............            125,084,059              5,756,680              14,077,938
                                               ------------             ----------             ----------

LIABILITIES

Payables:
    Securities purchased...........              1,995,174                     --                     --
    Capital shares redeemed........                158,857                491,194                  5,559
    Dividends declared.............                341,203                 14,815                 54,500
    Due to custodian...............                     --                  4,659                     --
    Distribution fee payable
     (Note 3)......................                 25,835                     --                     --
    Management fee payable
     (Note 2)......................                 23,852                     --                     --
    Administration fee payable.....                 35,633                  1,530                  4,029
    Accrued Directors' fees........                  3,440                    107                    267
Accrued expenses and other                         103,103                 29,959                 29,549
  liabilities......................
                                               ------------             ----------            ----------
        Total liabilities..........              2,687,197                542,264                 93,904
                                               ------------             ----------            ----------
NET ASSETS                                     122,396,862              5,214,416             13,984,034
                                               ============             ==========            ==========

NET ASSETS consist of:

Par value..........................                 15,290                    774                  2,026
Paid in capital....................            118,353,128              5,289,805             14,268,688
Undistributed investment income-net                  8,544                    383                    305
Accumulated net realized loss
  on investments...................             (1,841,405)              (273,427)              (419,598)
Unrealized appreciation
  on investments - net.............              5,861,305                196,881                132,613
                                               ------------
                                                                        ==========             ==========
         Total net assets..........          $ 122,396,862            $ 5,214,416            $ 13,984,034
                                               ============             ==========             ==========

Shares outstanding (Note 4)........             15,289,172                774,473              2,026,361

Net asset value, and redemption
   price per share.................          $        8.01            $      6.73            $      6.90
Maximum offering price per share*..          $        8.38            $      7.05            $      7.23

* The sales charge is 4.5% of the offering price on a single sale of less than $50,000, reduced on sales of $50,000 or more and certain other sales.

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
STATEMENTS OF OPERATIONS
Six Months Ended May 31, 1997 (Unaudited)

=========================================================================================================================


                                           Lebenthal New York        Lebenthal New Jersey         Lebenthal Taxable
                                                Municipal                  Municipal                  Municipal
                                                Bond Fund                  Bond Fund                  Bond Fund
                                        --------------------------------------------------------------------------------
INVESTMENT INCOME

Income:
  Interest ........................           $  3,630,813              $   143,767                  $   509,616
  Dividends........................                124,062                    8,751                       46,723
                                                -----------               ----------                   ----------
      Total income.................              3,754,875                  152,518                      556,339
                                                -----------               ----------                   ----------
Expenses:
  Management fee (Note 2)..........                140,080                    6,462                       17,367
  Distribution fee (Note 3)........                151,730                    6,462                       17,367
  Administration fee...............                 71,359                    3,044                        8,302
  Shareholder servicing and
      related shareholder expenses.                 72,805                   16,110                       16,910
  Custodian fee....................                 12,903                    1,812                        2,283
  Interest.........................                  1,179                       28                        1,021
  Legal, compliance and filing fees                 43,137                    8,001                        5,983
  Audit and accounting fees........                 27,433                   21,039                       18,893
  Directors' fees..................                  7,947                      319                          838
  Amortization of organization
      expenses (Note 1)............                     --                    3,862                        3,116
  Other............................                 13,218                    1,261                        2,518
                                                -----------               ----------                   ----------
    Total expenses.................                541,791                   68,400                       94,598
  Less:  Reimbursement of expenses
           by Manager (Note 2).....                     --                  (39,966)                     (11,219)
         Fees waived by Manager and
           Distributor (Notes 2+3).                     --                  (12,924)                     (34,734)
         Fees paid indirectly
           (Note 1)................                 (1,607)                    (383)                        (305)

                                                -----------               ----------                   ----------
    Net expenses...................                540,184                   15,127                       48,340
                                                -----------               ----------                   ----------
Net investment income..............              3,214,691                  137,391                      507,999
                                                -----------               ----------                   ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS


Net realized gain (loss) on                         90,483                   20,069                       39,429
  investments
Change in unrealized appreciation
  of investments...................             (1,369,565)                 (27,622)                    (502,546)
                                               ------------               ----------                   ----------
Net realized and unrealized
  gain/(loss)
   on investments..................             (1,279,082)                  (7,553)                    (463,117)
                                               ------------               ----------                   ----------
Increase in net assets
  from operations..................          $   1,935,609              $   129,838                  $    44,882
                                               ============               ==========                   ==========

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

=========================================================================================================================


                                                  Lebenthal New York Municipal                Lebenthal New Jersey Municipal
                                                            Bond Fund                                    Bond Fund
                                            ------------------------------------------    ----------------------------------------
                                                Six Months                                   Six Months
                                                  Ended                Year Ended               Ended              Year Ended
                                               May 31, 1997           November 30,          May 31, 1997          November 30,
                                               (Unaudited)                1996               (Unaudited)              1996
                                            -------------------    -------------------    ------------------    ------------------

INCREASE (DECREASE) IN NET ASSETS

  Operations:

       Net investment income.......       $          3,214,691   $          5,907,035   $           137,391    $          230,070

       Net realized gain (loss) on
        investments................                     90,483                956,870                20,069               (14,767)

       Change in unrealized
        appreciation...............                 (1,369,565)               197,102               (27,622)               48,013
                                            -------------------    -------------------    ------------------     -----------------

  Increase in net
       assets from operations......                  1,935,609              7,061,007               129,838               263,316

  Dividends from net investment
       income......................                 (3,215,599)            (5,907,035) **          (137,008)             (230,070)

  Capital share transactions
       (Note 4)....................                     65,539             15,455,986                39,437             1,791,020

        Total increase (decrease)..                   (214,451)            17,032,226                32,267             1,824,266

  Net assets:
       Beginning of year...........                122,611,313            105,579,087             5,182,149             3,357,883
                                            -------------------    -------------------    ------------------     -----------------

       End of year.................       $        122,396,862   $        122,611,313   $         5,214,416    $        5,182,149
                                            ===================    ===================    ==================     =================


**100.00% designated as exempt interest dividends for federal income tax purposes.

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

=========================================================================================================================


                                                                            Lebenthal Taxable Municipal
                                                                                     Bond Fund
                                                                     -------------------------------------------
                                                                         Six Months
                                                                           Ended                 Year Ended
                                                                        May 31, 1997             November 30,
                                                                        (Unaudited)                 1996
                                                                     -------------------     -------------------

INCREASE (DECREASE) IN NET ASSETS

  Operations:

       Net investment income...............                             $     507,999            $    899,364

       Net realized gain (loss) on
        investments........................                                    39,429                (222,798)

       Change in unrealized
        appreciation.......................                                  (502,546)                153,567
                                                                          ------------             -----------
  Increase in net
       assets from operations..............                                    44,882                 830,133

  Dividends from net investment income.....                                  (507,694)               (899,364)

  Capital share transactions (Note 4)......                                  (160,339)              5,990,459
                                                                          ------------             -----------

        Total increase.....................                                  (623,151)              5,921,228

  Net assets:
       Beginning of year...................                                14,607,185               8,685,957
                                                                          ------------             -----------

       End of year ........................                             $  13,984,034            $ 14,607,185
                                                                          ============             ===========

-------------------------------------------------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout each period:

=========================================================================================================================


                                                                Lebenthal New York
                                                               Municipal Bond Fund
                                      -----------------------------------------------------------------------

                                        Six Months
                                          Ended,
                                       May 31, 1997                  Year Ended November 30,
                                                     --------------------------------------------------------
                                       (Unaudited)       1996         1995          1994+          1993
                                      -------------- ------------ -------------- -------------  -------------
Per Share Operating Performance:

Net asset value, beginning of period..   $    8.09    $    7.99   $      6.84   $      8.03   $      7.54
                                           --------     --------    ----------    ----------    ----------
Income from investment operations:
Net investment income.................        0.21         0.41          0.43          0.41          0.44
Net realized and unrealized
   gain (loss) on investments.........       (0.08)        0.10          1.15        (1.15)          0.50
                                           --------     --------    ----------    ----------    ----------

Total from investment operations......        0.13         0.51          1.58      (  0.74)          0.94
                                           --------     --------    ----------    ----------    ----------

Less distributions:
Dividends from net investment income..       (0.21)     (  0.41)        (0.43)     (  0.41)       (  0.44)
Distributions from net realized
   gain on investments................          --           --            --      (  0.04)       (  0.01)
                                           --------     --------    ----------    ----------    ----------

Total distributions...................       (0.21)     (  0.41)       ( 0.43)     (  0.45)       (  0.45)

                                           --------     --------    ----------    ----------    ----------

Net asset value, end of period........        8.01    $    8.09          7.99   $     6.84    $      8.03
                                           ========     ========    ==========    ==========    ==========

Total Return
   (without deduction of sales load)..      7.50%         6.63%        23.56%      ( 9.62%)        12.63%

Ratios/Supplemental Data
Net assets, end of period (000).......   $ 122,397    $ 122,611       105,579   $    75,326   $    80,727

Ratios to average net assets:
   Expenses...........................      0.89%  **     1.09%         0.99%         0.64% *       0.20% *
   Net investment income..............      5.30%         5.16%         5.63%         5.44%         5.42%
Portfolio turnover....................     29.05%        45.92%       148.88%       192.91%         7.88%

+ Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.

*If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.10%, 1.12%, and 1.44% for the periods ended November 30, 1994,1993, and 1992, respectively, for the New York Bond Fund.
** Includes fees paid indirectly of 0.03% for the New York Municipal Bond Fund.

LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


Selected data for a share of capital stock outstanding throughout each period:

=========================================================================================================================

                                                      Lebenthal New Jersey
                                                       Municipal Bond Fund
                                        ------------------------------------------------------

                                        Six Months
                                           Ended
                                       May 31, 1997            Year Ended November 30,
                                                     -----------------------------------------
                                         (Unaudited)     1996          1995          1994+*
                                      -------------- ------------ -------------- -------------
Per Share Operating Performance:

Net asset value, beginning of              $     6.74   $     6.70   $     5.95    $    7.16
period.............................
                                             ---------    ---------    ---------     --------
Income from investment operations:
Net investment income..............              0.18         0.36         0.36         0.32
Net realized and unrealized
   gain (loss) on investments......             (0.01)        0.04         0.75       ( 1.21)
                                             ---------    ---------    ---------     --------

Total from investment operations...              0.17         0.40         1.11       ( 0.89)
                                             ---------    ---------    ---------     --------

Less distributions:
Dividends from net investment                   (0.18)     (  0.36)     (  0.36)      ( 0.32)
                                             ---------    ---------    ---------     --------

Net asset value, end of period.....        $     6.73   $     6.74   $     6.70    $    5.95
                                             =========    =========    =========     ========

Total Return
   (without deduction of sales
    load)..........................             8.59%        6.18%       19.10%      (12.70%)

Ratios/Supplemental Data
Net assets, end of period (000)....        $    5.214   $    5,182   $    3,358    $   2,145

Ratios to average net assets:
   Expenses ++.....................             0.59% **     0.63%        0.60%        0.60%
   Net investment income...........             5.32%        5.37%        5.64%        4.97%
Portfolio turnover.................            50.18%       28.56%       61.69%      291.60%

+   Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.
*   Fund commenced operations on December 1, 1993.
++  If the Investment  Manager had not waived fees and  reimbursed  expenses and the  Administrator  and  Distributor  had not  waived  fees,  the  ratio  of operating  expenses  to average  net assets  would have been  2.65%,  3.20%,
    4.13%,  and 4.83% for six months  ending May 31, 1997 and the periods  ended
    November  30,  1996,  1995 and 1994,  respectively,  for the New Jersey Bond
    Fund;
**  Includes fees paid indirectly of 0.01% for the New Jersey Bond Fund.

LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)


Selected data for a share of capital stock outstanding throughout each period:

=========================================================================================================================


                                                          Lebenthal Taxable
                                                         Municipal Bond Fund
                                        -------------------------------------------------------

                                        Six Months
                                           Ended
                                       May 31, 1997          Year Ended    November 30,
                                                     ------------------------------------------
                                         (Unaudited)     1996          1995          1994+*
                                      -------------- ------------ -------------- -------------
Per Share Operating Performance:

Net asset value, beginning of
   period.............................    $     7.13   $     7.22    $    6.34    $     7.16
                                            ---------    ---------     --------     ---------
Income from investment operations:
Net investment income..............             0.25         0.52         0.53          0.44
Net realized and unrealized
   gain (loss) on investments......            (0.23)       (0.09)        0.88         (0.82)
                                            ---------    ---------     --------     ---------

Total from investment operations...            (0.02)       (0.43)        1.41         (0.38)
                                            ---------    ---------     --------     ---------

Less distributions:
Dividends from net investment
   income..........................            (0.25)       (0.52)       (0.53)        (0.44)
                                            ---------    ---------     --------     ---------

Net asset value, end of period.....       $     6.90   $     7.13    $    7.22    $     6.34
                                            =========    =========     ========     =========

Total Return
   (without deduction of sales
    load)..............................        8.02%        6.35%       23.11%      ( 5.45%)

Ratios/Supplemental Data
Net assets, end of period (000)....       $   13,984   $   14,607    $   8,686    $    2,990

Ratios to average net assets:
   Expenses ++.....................          0.70%          0.61%        0.60%         0.60%
   Net investment income...........          7.31%          7.34%        7.57%         6.74%
Portfolio turnover.................          6.08%         44.46%       84.74%        93.73%

+   Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.
*   Fund commenced operations on December 1, 1993.
++  If the Investment  Manager had not waived fees and  reimbursed  expenses and the  Administrator  and  Distributor  had not  waived  fees,  the  ratio  of operating  expenses  to average  net assets  would have been  1.36%,  3.20%,
    4.13%,  and 4.83% for six months  ending May 31, 1997 and the periods  ended
    November  30,  1996,  1995 and 1994,  respectively,  for the New Jersey Bond
    Fund;

--------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS


================================================================================

1.  Summary of Accounting Policies

Lebenthal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of Lebenthal New York Municipal Bond Fund (the "New York Bond Fund"), Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Bond Fund") and Lebenthal Taxable Municipal Bond Fund (the "Taxable Bond Fund"). Its financial statements are prepared in accordance with generally accepted accounting principals as follows:

    a) Valuation of Securities -

    Municipal obligations are stated on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing services will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, municipal obligations will be valued at quoted prices provided by municipal bond dealers. Other securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in sixty (60) days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.

    b) Federal Income Taxes -

    It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt and taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

    c) Dividends and Distributions -

    Dividends from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments, are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

    d) Organizational Expenses -

    Costs incurred in connection with the organization of each Fund and their initial registration are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

    e) General -

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities.

--------------------------------------------------------------------------------



================================================================================

Summary of Accounting Policies (Continued)

    f) Fees Paid Indirectly -

    Funds leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expense, and reflect the amount of such credits as a reduction in total expenses.

    g) Estimates -

    The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  Investment Management Fees and Other Transactions with Affiliates

Under the Management Contract the Funds pay a management fee to Lebenthal Asset Management, Inc. (its Manager), equal to 0.25% of each Fund's average daily net assets up to $50 million; 0.225% of such assets between $50 million and $100 million; and 0.20% of such assets in excess of $100 million. The Manager manages the portfolio of securities of each Fund and makes decisions with respect to the purchase and sale of investments. The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the six months ended May 31, 1997, the Manager voluntarily waived management fees of $6,462 and $17,367 for the New Jersey Bond Fund and the Taxable Bond Fund, respectively. In addition, although not required to do so, the Manager has agreed to reimburse expenses for the New Jersey Bond Fund and the Taxable Bond Fund amounting to $39,966 and $11,219, respectively.

Lebenthal & Co., Inc. retained commissions of $149,353 from the sales of shares of the Company.

The Directors of the Company who are unaffiliated with the Manager or the Distributor are paid $2,000 per annum plus $500 per meeting attended.

Included in the Statement of Changes in Net Assets of the New York Municipal Bond Fund for the year ended November 30, 1996 is a reimbursement of $422,268 from the Fund's Manager representing a loss on a security purchased in excess of a regulatory limitation.

--------------------------------------------------------------------------------
LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


================================================================================


3.  Distribution Plan

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Company and Lebenthal & Co., Inc. (the Distributor) have entered into a Distribution Agreement. For its services under the Distribution Agreement, the Distributor receives from each Fund a fee equal to 0.25% of the Fund's average daily net assets. For the six months ended May 31, 1997, the Distributor voluntarily waived fees of $6,462 and $17,367 from the New Jersey Bond Fund and the Taxable Bond Fund, respectively. There were no additional expenses borne by the Company pursuant to the Distribution Plan.

4.  Capital Stock

At May 31, 1997, there were 20,000,000,000 shares of $0.001 par value stock authorized. Transactions in capital stock were as follows:

                                     Lebenthal New York Municipal Bond Fund        Lebenthal New York Municipal Bond Fund
                                                   Year Ended                                 Six Months Ended
                                               November 30, 1996                                May 31, 1997
                                   -------------------------------------------    ------------------------------------------
                                          Shares                Amount                  Shares                Amount

Sold.............................         3,470,847           $27,552,574                 901,898            $7,206,485
Issued as reinvestment of
  dividends......................           665,870             5,256,989                 355,775             2,836,672

Redeemed.........................        (2,196,989)          (17,353,577)             (1,125,002)           (8,977,618)
                                         -----------          ------------             -----------          ------------
Net increase.....................         1,939,728           $15,455,986                 132,671            $1,065,539
                                         ===========          ============             ===========          ============

                                    Lebenthal New Jersey Municipal Bond Fund      Lebenthal New Jersey Municipal Bond Fund
                                                   Year Ended                                 Six Months Ended
                                               November 30, 1996                                May 31, 1997
                                   -------------------------------------------    ------------------------------------------

                                          Shares                Amount                  Shares                Amount

Sold.............................           392,200           $2,608,455                   77,854              $519,722
Issued as reinvestment of                    31,934              211,384                   17,251               115,018
dividends........................
Redeemed.........................          (156,189)          (1,028,819)                 (89,493)             (595,303)
                                         -----------          -----------              -----------          ------------
Net increase.....................           267,945           $1,791,020                    5,612               $39,437
                                         ===========          ===========              ===========          ============


                                     Lebenthal Taxable Municipal Bond Fund          Lebenthal Taxable Municipal Bond Fund
                                                   Year Ended                                 Six Months Ended
                                               November 30, 1996                                May 31, 1997
                                   -------------------------------------------    ------------------------------------------

                                          Shares                Amount                  Shares                Amount

Sold.............................        1,164,585            $8,169,453                 227,263            $1,577,832
Issued as reinvestment of
  dividends......................          102,059               708,161                  51,095               353,863
Redeemed.........................         (420,759)           (2,887,155)               (301,231)           (2,092,033)
                                         ----------           -----------              ----------          ------------
Net increase.....................          845,885            $5,990,459                 (22,872)           $ (160,339)
                                         ==========           ===========              ==========          ============

--------------------------------------------------------------------------------



================================================================================

5.  Investment Transactions

Purchases of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term debt obligations and government securities having maturities of one year or less, were $36,991,342, $3,055,619, and $827,474 respectively. Sales of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term obligations, were $34,675,815, $2,481,567, and $1,502,983 respectively.

6.  Federal Income Taxes

Tax basis capital losses which may be carried forward to offset future capital gains through November 30, 2004 amounted to $1,927,724, $293,496 and $453,168 for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, respectively.

7.  Concentration of Credit Risk

The  New  York  Bond  Fund  invests   primarily  in   obligations  of  political
subdivisions of the state of New York and the New Jersey Bond Fund invests primarily in obligations of political subdivisions of the state of New Jersey and accordingly these funds are subject to the risk associated with the non-performance of such issuers. Each Fund maintains a policy of monitoring its exposure by reviewing the creditworthiness of the issuers, as well as that of financial institutions issuing letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.


646704.1

--------------------------------------------------------------------------------

               LEBENTHAL                        120 Broadway, New York, NY 10271
               FUNDS, INC.                                        (212) 425-6116
                                            OUTSIDE NYC TOLL FREE 1-800-221-5822
================================================================================


                       STATEMENT OF ADDITIONAL INFORMATION
                                 ________, 1997

This Statement of Additional Information, although not in itself a prospectus, expands upon and supplements the information contained in the current Prospectus of Lebenthal Funds, Inc. (the "Fund"). Lebenthal New York Municipal Bond Fund (the "New York Portfolio"), Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") and Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") (the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio together are referred to herein as the "Portfolio" or the "Portfolios"), dated ________, 1997, and should be read in conjunction with the Prospectus. The Portfolios' Prospectus may be obtained from any Participating Organization or by writing or calling the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                Table of Contents



The Portfolios and Their Objectives.........................2          Net Asset Value........................................26
  Investment Objectives, Policies and                                  Fund Performance.......................................27
    Risks of the New York and New Jersey Portfolios.........2          Manager ...............................................28
  Investment Objectives, Policies                                      Management of the Fund.................................30
    and Risks of the Taxable Portfolio......................3          Distribution and Service Plans.........................31
  Description of the Portfolios'                                       Description of Common Stock............................34
    Investment Securities...................................4          Federal Income Taxes...................................35
    Municipal Obligations...................................4          New York Income Taxes..................................37
    Floating Rate and Variable Rate Securities..............6          New Jersey Income Taxes................................38
    When-Issued Securities..................................6          Custodian, Transfer Agent and
    Stand-by Commitments....................................6            Dividend Agent.......................................38
    Taxable Securities......................................7          Description of Security Ratings
    Repurchase Agreements...................................8            and Notes............................................39
  New York Risk Factors.....................................8          Advertising Material.....................................
  New Jersey Risk Factors..................................13          Tax Equivalent Yield Tables..............................
Investment Restrictions....................................24          Independent Auditor's Report.............................
Portfolio Transactions.....................................25          Financial Statements.....................................
How to Purchase and Redeem Shares..........................26




467599.2

--------------------------------------------------------------------------------


THE PORTFOLIOS AND THEIR OBJECTIVES

As stated in the Prospectus, the Fund is an open-end, management investment company currently consisting of three portfolios, the Lebenthal New York Municipal Bond Fund (the "New York Portfolio"), the Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") and the Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio") (the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio together are referred to herein as the "Portfolio" or the "Portfolios"). The New York Portfolio and the New Jersey Portfolio are non-diversified portfolios, whereas the Taxable Portfolio is a diversified portfolio. The New York Portfolio currently offers two classes of shares to investors, the Class A Shares and the Class B Shares. The investment objectives of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the respective Portfolio that would be affected by such a change. As used in this Prospectus, the term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any statutory restriction under the Investment Company Act of 1940 (the "1940 Act") with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. As a diversified investment company, 75% of the assets of the Taxable Portfolio is subject to the following limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of such Portfolio's outstanding shares.

The Fund  intends to  maintain  its  qualification  as a  "regulated  investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of the assets of each Portfolio must be represented by cash, government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the assets of each Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of each Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Investment Objectives, Policies and Risks of the New York and New Jersey Portfolios

The New York and New Jersey Portfolios are each a municipal bond fund. The New York and New Jersey Portfolios' investment objectives are to maximize income, exempt from regular Federal income tax and from New York State and New York City personal income taxes (the "New York Income Tax"), with respect to the New York Portfolio, and from New Jersey gross income tax, with respect to the New Jersey Portfolio, consistent with preservation of capital and with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the New York and New Jersey Portfolios' investment objectives, policies and risks in the Prospectus. The New York and New Jersey Portfolios each provide tax free income that when reinvested into additional shares of the New York and New Jersey Portfolios, respectively, provide investors growth by increasing the value of their total investment.

The New York and New Jersey Portfolios' assets will be invested primarily in long term investment grade tax-exempt securities issued by or on behalf of the State of New York with respect to the New York Portfolio, and the State of New Jersey, with respect to the New Jersey Portfolio and other states, Puerto Rico and other United States territories and possessions, and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Obligations"). The average maturity of the Municipal Obligations in which the New York and New Jersey Portfolios will invest is 15-25 years. The New York and New Jersey Portfolios each attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities with remaining maturities of one year or more the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal income tax and from New York State and New York City personal income taxes ("New York Municipal Obligations") with respect to the New York Portfolio, and from New Jersey gross income tax ("New Jersey Municipal Obligations") with respect to the New Jersey Portfolio. The New York and New Jersey Portfolios may each also invest in tax-exempt securities of issuers outside New York State or the State of New Jersey, respectively, if such securities bear interest which is exempt from regular Federal income tax and New York State and City personal income taxes or New Jersey gross income tax, respectively. The New York and New Jersey Portfolios each also reserves the right to invest up to 20% of the value of its net assets in securities, the interest on which is exempt from regular Federal income tax but not New York State and City personal income taxes with respect to the New York Portfolio, and New Jersey gross income tax with respect to the New Jersey Portfolio, and other taxable obligations.

--------------------------------------------------------------------------------


                                        2
467599.2

--------------------------------------------------------------------------------


Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such tax-exempt interest may be subject to the Federal alternative minimum tax. Securities, the interest income on which may be subject to the Federal alternative minimum tax, may be purchased by the New York and New Jersey Portfolios without limit. (See "Federal Income Taxes" herein.)

The New York and New Jersey Portfolios will invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the New York and New Jersey Portfolios appears under the heading "Description of the New York and New Jersey Portfolios' Investment Securities." A description of the credit ratings appears under the heading "Description of Ratings". The New York and New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Adviser, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the New York and New Jersey Portfolios may each assume a temporary defensive position in which the New York or New Jersey Portfolio, respectively, may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest on which is exempt from regular Federal income tax, but not New York State and City personal income taxes, with respect to the New York Portfolio, and New Jersey gross income tax, with respect to the New Jersey Portfolio, and in fixed-income securities, the interest on which is subject to regular Federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolios should be made with an understanding of the risk which an investment in New York Municipal Obligations or New Jersey Municipal Obligations, as the case may be, may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

Investment Objectives, Policies and Risks of the Taxable Portfolio

The Taxable Portfolio is a taxable municipal bond fund. The Taxable Portfolio's investment objectives are to maximize income consistent with preservation of capital and with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the Taxable Portfolio's investment objectives, policies and risks in the Prospectus.

The Taxable Portfolio's assets will be invested primarily in long term investment grade taxable securities issued by or on behalf of states and municipal governments, other United States territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Obligations"). The average maturity of the Taxable Municipal Obligations in which the Taxable Portfolio will invest is over 10 years. The Taxable Portfolio attempts to invest 100%, and as a matter of fundamental policy invests at least 65%, of the value of its total assets in taxable securities with remaining maturities of one year or more. The interest on the Taxable Municipal Obligations is includable in gross income for federal income tax purposes

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and may be subject to personal  income taxes  imposed by any state of the United
States or any political subdivision thereof, or by the District of Columbia. (See "Federal Income Taxes" herein.)

The Taxable Portfolio will invest principally, without percentage limitations, in securities which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund will not necessarily dispose of a security that falls below investment grade upon the Manager's determination as to whether retention of such a security is consistent with the Fund's investment objectives. A detailed discussion of such characteristics and circumstances and their effect upon the Taxable Portfolio appears under the heading "Description of the Taxable Portfolio's Investment Securities." A description of the credit ratings appears under the heading "Description of Ratings." The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.

In unusual circumstances during adverse market conditions, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may invest up to 100% of the value of its net assets on a temporary basis in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, tax-exempt securities, highly-rated corporate debt securities
(rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1+ by S&P, F-1+ by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolio should be made with an understanding of the risks which an investment in Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

DESCRIPTION OF THE PORTFOLIOS' INVESTMENT SECURITIES

Municipal Obligations

(1) Municipal Bonds include long term, and for the Taxable Portfolio, taxable, obligations that are rated Baa or better at the date of purchase by Moody's, or BBB or better by S&P or Fitch or, if not rated, are of comparable quality as determined by the Manager on the basis of the Manager's credit evaluation of the obligor or credit enhancement issued in support of the obligation. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs contained in the New York Portfolio and New Jersey Portfolio is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability

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of the user of the  facilities  financed by the bonds or the other  guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for a particular IRB, the IRB or the participation certificates in the IRB purchased by the Portfolio will be supported by letters of credit, guarantees or insurance that meet the quality criteria of the respective Portfolio and provide the demand feature which may be exercised by the Portfolios at any time to provide liquidity. Shareholders should note that the Portfolios may invest in IRBs acquired in transactions involving a Participating Organization.

(2) Municipal Notes include notes with remaining maturities of one year or less that are rated MIG-1, MIG-2, MIG-3 or MIG-4 at the date of purchase by Moody's, SP-1, SP-2 or SP-3 by S&P or F-1, F-2 or F-3 by Fitch or, if not rated, are of comparable quality as determined by the Board of Directors of the Fund. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

(3) Municipal Commercial Paper includes commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P or F-1 or F-2 by Fitch or, if not rated, is of comparable quality as determined by the Board of Directors of the Fund. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the Commercial Paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. These types of municipal leases are considered illiquid and are subject to the 15% limitation on investments in illiquid securities as set forth under "Investment Restrictions" herein. (See "Investment Restrictions" herein.) Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Portfolios will only purchase municipal leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of municipal leases may be considered illiquid and are subject to the 15% limitation of investments in illiquid securities set forth under "Investment Restrictions" herein. The Board of Directors may adopt guidelines and delegate to the Adviser or the Manager of the Portfolios, as the case may be, the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Adviser or the Manager of the Portfolios, as the case may be, may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 15% limitation on investments in illiquid securities.

(5) Each Portfolio may also purchase any other Federal tax-exempt and, where applicable, New York or New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in a Portfolio would be consistent with such Portfolio's investment objectives and policies. Subsequent to its purchase by a Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such Municipal Obligation by the applicable Portfolio but the Adviser (as defined below) will consider such event in determining whether such Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligation or other securities held by such Portfolios are altered due to changes in either the Moody's, S&P's or Fitch's ratings systems (see "Description of Ratings" herein for an explanation of S&P, Moody and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus.


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Floating Rate and Variable Rate Securities

The Portfolios may purchase floating rate and variable rate put option securities including participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used will be that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

The New York Portfolio and the New Jersey Portfolio may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that such Portfolio's participation interest bears to the total principal amount of the tax-exempt security and provides a demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of such Portfolio's participation interest in the tax-exempt security, plus accrued interest. The New York Portfolio or the New Jersey Portfolio intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain the investment quality of the portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by the Portfolio.

The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolios, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Portfolio's commitment to purchase. Although each Portfolio will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, each Portfolio may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in a Portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established at the respective Portfolio's custodian banks. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. On the settlement date of the when-issued securities, the Portfolio will meet its obligations from thenavailable cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.

Stand-by Commitments

When each Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by one of the Portfolios with respect to a particular Municipal Obligation held in such Portfolio.


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467599.2

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The amount  payable to a Portfolio  upon its  exercise of a stand-by  commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus an amortized market or original issue discount during the period the Portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The right of each Portfolio to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Portfolio although it could sell the underlying Municipal Obligation to a third party at any time.

Each Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Portfolio would not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment was acquired.

Each Portfolio would enter into stand-by commitments only with banks and other financial institutions that, in the Adviser's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a sufficient quality rating, only where the issuer of the stand-by commitment has received a sufficient quality rating from an unaffiliated nationally recognized rating organization or, if not rated, presents a minimal risk of default as determined by the Board of Directors. Each Portfolio's reliance upon the credit of these banks and broker-dealers would be supported by the value of the underlying Municipal Obligations held by such Portfolio that were subject to the commitment.

Each Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit a Portfolio to be fully invested in securities the interest on which, excluding the Taxable Portfolio, is exempt from regular Federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by each Portfolio would be valued at zero in determining net asset value. In those cases in which one of the Portfolios paid directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment is held by such Portfolio. Stand-by commitments would not affect the dollar-weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that each Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by such Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, a Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from regular Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, a Portfolio will not engage in the purchase of securities subject to stand-by commitments. The New Jersey Portfolio may apply to the New Jersey Division of Taxation for a ruling that income from the stand-by commitments will be exempt from the New Jersey Gross Income Tax.

Taxable Securities

Although the New York Portfolio and the New Jersey Portfolio will attempt to invest 100% of their net assets in tax-exempt Municipal Obligations, the New York Portfolio and the New Jersey Portfolio may invest up to 100% of the value of its net assets on a temporary basis, and the Money Fund may invest up to 20% of the value of its net assets, in securities of the kind described below, the interest income on which is subject to Federal and New Jersey income tax, as determined by the Manager that the Portfolio may assume a temporary defensive position due to adverse market conditions. The Taxable Portfolio will attempt to invest 100% and as a matter of fundamental policy invests at least 65% of its total assets in Taxable Municipal Obligations.


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                                        7
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For purposes of the New York Portfolio and the New Jersey Portfolio, investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Fitch or Aa3, or better, by Moody's); prime commercial paper (rated A-1+ by S&P, P-1 by Moody's or F-1+ by Fitch) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or
other  economic   developments,   exchange  controls,  or  possible  seizure  or
nationalization of foreign deposits. (See "Federal Income Taxes.") For purposes of the Taxable Portfolio, taxable securities will be substantially in Taxable Municipal Obligations as well as the securities described in this paragraph.

Repurchase Agreements

Each Portfolio may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by each Portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian shall have possession of the collateral, which the Fund's Board of Directors believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board of Directors believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. Each Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by such Portfolio exceeds 15% of such Portfolio's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

NEW YORK RISK FACTORS

This summary is included for the purpose of providing a general description of New York State's (the "State") and New York City (the "City") credit and financial condition. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.

State Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. In recent years the State's economic position has improved in a manner consistent with that for the Northeast as a whole.

The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.


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Notwithstanding  the numerous  initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its nonmanufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and the City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000.

For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

Pursuant to the New York State Financial Emergency Act for the City of New York, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects substantial budget gaps for each of the 1998 through 2000 fiscal years, before implementation of the proposed gap-closing program contained in the current financial plan. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995- 1996 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal Budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

The Mayor is responsible for preparing the City's four-year financial plan, including the city's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions and provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9.0 billion of general obligations bonds and $3.8 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Finance Authority") to finance City capital projects. The creation of Finance Authority, which is subject to the enactment of State legislation, is being proposed as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur, Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. The City's projections of total debt subject to the general debt limit that would be required to be issued to fund the Updated Ten-Year Capital Strategy published in April

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1995 indicates that projected  contracts for capital  projects and debt issuance may  exceed  the  general  debt  limit by the end of fiscal  year 1997 and would exceed the general debt limit by a substantial amount thereafter, unless legislation is enacted creating the Financing Authority or other legislative initiatives are identified and implemented. Depending on the number of factors, including whether the Legislature is expected to enact legislation creating the Finance Authority or to take other action that would provide relief under the general debt limit, the City may find it necessary to curtail its currently defined capital program before the end of fiscal year 1997 to ensure that there is ongoing capacity to enter capital contracts necessary to preserve projects designed to safeguard health and safety in the City. Without the Finance Authority or other legislative relief, the City's general obligation financed capital program with respect to new projects would be virtually brought to a halt during the Financial Plan period. General obligation borrowing would continue to reimburse the City's general fund for ongoing costs of existing
contractual   commitments.   In  addition,  the  City  issues  revenue  and  tax
anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds of the proposed Finance Authority,
it  would  be  prevented   from  meeting  its  planned   capital  and  operating
expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, the BOE and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 21, 1996 (the "June Financial Plan").

The June Financial Plan identified actions to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year. The proposed actions in the June Financial Plan for the 1997 fiscal year included (i) agency actions totaling $1.2 billion; (ii) a revised tax reduction program which would increase projected tax revenues by $369 million due to the four year extension of the 12.5% personal income tax surcharge and other actions; (iii) savings resulting from cost containment in entitlement programs to reduce City expenditures and additional proposed State aid of $75 million; (iv) the assumed receipt of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority of New York and New Jersey (the "Port Authority"); (v) the sale of the City's television station for $207 million; and (vi) pension costs savings totaling $134 million resulting from a proposed increase in the earnings assumption for pension assets from 8.5% to 8.75%.

The 1997-2000 Financial Plan published on November 14, 1996 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1997-2000 Financial Plan projects revenues and expenditures for 1997 fiscal year balanced accordance with GAAP, and projects gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998, 1999 and 2000 fiscal years, respectively. Changes since the June Financial Plan include (i) an increase in projected tax revenues of $450 million, $120 million, $50 million and $45 million in fiscal years 1997 through 2000, respectively;
(ii) a delay in the assumed receipt of $304 million relating to projected rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, and a $34 million reduction in assumed State and Federal aid for the 1997 fiscal year; (iii) an approximately $200 million increase in projected overtime and other expenditures in each of the fiscal years 1997 through 2000;
(iv) a $70 million increase in expenditures for BOE in the 1997 fiscal year for school text books; (v) a reduction in projected pension costs of $34 million, $50 million, $49 million and $47 million in fiscal years 1997 through 2000, respectively; and (vi) additional agency actions totaling $179 million, $386 million, $473 million and $589 million in fiscal years 1997 through 2000, including personnel reductions through attrition and early retirement.

The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 12.5% personal income tax surcharge, which is projected to provide revenue of $170 million, $463 million, $492 million, and $521 million, in the 1997 through 2000 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totalling $270 million and $180 million in the 1998 and 1999 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases thereto through pending legal actions; (iii) the ability of HHC and BOE to identify actions to offset substantial City and State revenue reductions and the receipt by BOE of additional State aid; (iv) State approval of the cost containment initiatives and State aid proposed by the City; and (v) a reduction in City funding for labor settlements for certain public authorities or corporations. Legislation extending the 12.5% personal income tax surcharge beyond December 31, 1996, was not enacted in the special legislative session held in December 1996. Such legislation may be enacted in the 1997 State Legislative Session. The Financial Plan does not reflect any increased costs which the City might incur as a result of welfare legislation recently enacted by Congress or legislation proposed by the Governor, which would, if enacted, implement such Federal welfare legislation. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

In January 1997, the Mayor is expected to publish a modification (the "January Modification") to the financial plan for the City's 1997 through 2001 fiscal years and a preliminary budget for the City's 1998 fiscal year. The January Modification will reflect changes since

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the  Financial  Plan,  including  the City's  program to address  the  currently forecast gap of approximately $1.2 billion in the 1998 fiscal year. The gap-closing program, as proposed in the Financial Plan, is currently being further developed and is subject to change in connection with the January Modification. The Governor released the 1997-1998 Executive Budget on January 14, 1997, which will be considered for adoption by the State Legislature. Based on a preliminary evaluation of currently available information, the City's Office of Management and Budget ("OMB") believes that the reductions in Medicaid reimbursement rates and other entitlement and welfare initiatives proposed in the 1997-1998 Executive Budget, if approved by the State Legislature without change, would provide the City with a portion of the $650 million of additional aid and reductions in entitlement costs assumed in the City's gap-closing program for the 1998 fiscal year. OMB expects that the January Modification will reflect additional initiatives proposed by the City relating to reductions in entitlement costs and additional intergovernmental aid, which would be dependent upon State legislative approval. Certain proposed cost containment and other
initiatives   have  been  previously   considered  and  rejected  by  the  State
Legislature. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan. It can be expected that the proposals contained in the January Modification to close the projected budget gap for the 1998 fiscal year will engender substantial public debate which will continue through the time the budget is scheduled to be adopted in June 1997.

The City's financial plans have been the subject of extensive public comment and criticism. On July 16, 1996, the staff of the City Comptroller issued a report on the June Financial Plan. The report concluded that the City's fiscal situation remains serious, and that the City faces budgetary risks of approximately $787 million to $941 million for the 1997 fiscal year, which increase to $4.16 billion to $4.31 billion for fiscal year 2000.

The projections for the 1997 through 2000 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees, which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan.

In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to non-binding arbitration. On January 23, 1996, the City requested the Office of Collective Bargaining to declare an impasse against the Patrolmen's Benevolent Association and the Uniformed Firefighters Association.

On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels.

On March 1, 1996, Moody's stated that the rating for City general obligation bonds remains under review pending the outcome of the adoption of the City's budget for the 1997 fiscal year, and, in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Since July 15, 1993, Fitch has rated City bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative.

New York State and its Authorities. The State's current fiscal year commenced on April 1, 1996, and ends on March 31, 1997, and is referred to herein as the State's 1996-97 fiscal year. The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the

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Governor,  as well as actual results for the first quarter of the current fiscal year. The State's prior fiscal year commenced on April 1, 1995, and ended on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year.

The State closed projected budget gaps of $5.0 billion and $3.9 billion for its 1995-96 and 1996-97 fiscal years, respectively. The 1997-98 gap was projected at $1.44 billion, based on the Governor's proposed budget of December 1995. As a result of changes made in the enacted budget, that gap is now expected to be larger. The gap, however, is not expected to be as large as those faced in the prior two fiscal years. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-thanprojected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected by the State Division of the Budget ("DOB") to be $1.3 billion, or 3.9 percent of total General Fund receipts.

The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. The Mid-Year Update reflects a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.

The State Financial Plan is based on a June 1996 projection by DOB of national and State economic activity. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

In its Mid-Year Update the State revised its forecast of national and State economic activity through the end of calendar year 1997 to reflect the stronger-than-expected growth in the first halt of 1996. The national economic forecast has been changed slightly from the initial forecast on which the original 1996-97 State Financial Plan was based. The revised forecast projects real Gross Domestic Product growth in the nation of 2.5 percent for 1996 and 2.4 percent in 1997. The inflation rate is expected to be 3.0 percent in 1996 and
2.9 percent in 1997. The annual rate of job growth is expected to slow gradually to about 1.8 percent in 1997, down from 2.2 percent in 1996. Growth in personal income and wages are expected to slow accordingly.

The State economic forecast has been changed slightly from the one formulated with the July 1996-97 State Financial Plan. Moderate growth is projected to continue through the second half of 1996, with employment, wages and incomes continuing their modest rise. Personal income is projected to increase by 5.2 percent in 1996 and 4.7 percent in 1997, reflecting robust projected wage growth fueled in part by financial sector bonus payments. Overall employment growth will continue at a modest rate, reflecting the slowdown in the national economy, continued spending restraint in government, and restructuring in the health care and financial sectors.

The forecast for continued moderate growth, and any resultant impact on the State's 1996-97 Financial Plan, contains some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumption spending. Investments could also remain robust.
Conversely, the prospect of a continuing deadlock on federal budget deficit reduction or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for expected declines in government and banking employment and the direction of employment change that is likely to accompany telecommunications deregulation.

The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.


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The  economic  and  financial  condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projection.

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47 percent of total governmental-fund receipts and 71 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Actual receipts through the first two quarters of the 1996-97 State fiscal year reflect stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $276 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year have been increased by $420 million. Most of this projected increase is in the yield of the personal income tax ($241 million), with additional increases now expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees have been revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfers from other funds (an $11 million combined projected increase).

Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings are included in the Mid-Year Update from this slower-than-expected spending. Projections of 1996-97 General Fund disbursements are increased by $120 million, since increased General Fund disbursements for education are required to replace a projected decrease in lottery receipts. This modification is shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type. The projected closing fund balance in the General Fund of $337 million reflects a balance of $252 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a deposit of $85 million to the Contingency Reserve Fund.

On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on August 5, 1996, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baal. On July 26, 1996, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1996-97 State Financial Plan.

The claims involving the City other than routine litigation incidental to the performance of their governmental and other functions and certain other litigation arise out of alleged constitutional violations, torts, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1997-2000 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion.


NEW JERSEY RISK FACTORS

The information summarized below describes some of the more significant aspects relating to New Jersey's credit and financial condition. The sources of such information are the official statements of issuers located in New Jersey as well as other publicly available documents.


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Certain  Economic  Information.  New  Jersey  is  the  ninth  largest  state  in population and the fifth smallest in land area. With an average of 1,071 people per square mile, it is the most densely populated of all the states. The State's
economic  base  is  diversified   consisting  of  a  variety  of  manufacturing,
construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1995 the State ranked second among the states in per capita personal income ($29,848).

The Fund is susceptible to political, economic or regulatory factors affecting issuers of the New Jersey securities. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to 6.1% for the four-month period from May 1996 through August 1996.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each department, board, commission, officer or other agency of the State must file with the Budget Director a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year, the Budget Director submits the requests, together with her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate her budget recommendations.

The Governor's Budget Message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency. After a process of legislative committee review, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

General Obligation Bonds. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments and, if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1996, there was a total authorized bond indebtedness of approximately $10.007 billion, of which $3.68 billion was issued and outstanding, $4.76 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.55 billion was unissued. The appropriation for debt service obligation for such outstanding indebtedness is $446.9 million for Fiscal Year 1997. In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you go basis. In Fiscal Year 1996, the amount appropriated to this purpose is $352.6 million.


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All  appropriations  for  capital  projects  and all  proposals  for State  bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning. This permanent commission was established in November 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

Tax and Revenue Anticipation Notes. In fiscal year 1992 New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently $550 million of tax and revenue anticipation notes outstanding. These notes shall mature on June 13, 1997. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and legally available for such payment.

Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. The State leases the Richard
J.  Hughes  Justice  Complex  in  Trenton  from the  Mercer  County  Improvement
Authority (the "Authority"). On August 8, 1991 the Authority defeased outstanding lease bonds originally issued to finance construction of the Richard
J. Hughes Justice Complex through the issuance of custody receipts (the "Custody Receipts") in the aggregate principal amount of $98,760,000. The rental is sufficient to cover the debt service on the Authority's Custody Receipts. The State's obligation to pay the rentals is subject to appropriations being made by the State Legislature.

The State has also entered into a lease agreement, as lessee, with the New Jersey Economic Development Authority (the "EDA"), as lessor to lease (i) office buildings that house the New Jersey Division of Motor Vehicles, New Jersey Network (the State's public television station), a branch of the United States Postal Service and a parking facility and (ii) approximately 13 acres of real property and certain infrastructure improvements thereon located in the City of Newark. In addition, in December 1995, the State entered into lease agreements, as lessee, with the EDA, as lessor, to lease (i) an office building and (ii) certain energy saving equipment which shall be installed in various buildings used by the State. The State has also, in July 1996, entered into a lease agreement, as lessee, with the EDA, as lessor, to lease the New Jersey Performing Arts Facility in the City of Newark. The rental payments required to be made by the State under such lease agreements are sufficient to cover debt service on bonds issued by the EDA to finance the acquisition and construction of such projects and other amounts payable to the EDA, including certain administrative expenses of the EDA, and such rental payments are subject to annual appropriation by the State Legislature.

The State has also entered into a sublease with the EDA to lease two parking lots, certain infrastructure improvements and related elements located at Liberty State Park in the City of Jersey City. The rental payments required to be made by the State under such sublease agreement will be sufficient to cover debt service on bonds issued by the EDA and other amounts payable to the EDA, and such rental payments are subject to appropriation by the State Legislature.

The State also leases several office buildings, facilities and improvements from the New Jersey Building Authority (the "Building Authority") on a basis similar to that described above. The Building Authority bonds are secured by annual rentals from the State which are subject to and dependent upon annual appropriations by the State legislature.

Beginning in April 1984, the State, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of the State. To date, the State has completed eleven lease purchase agreements which have resulted in the issuance of Certificates of Participation totaling $749,350,000. A Certificate of Participation evidences a proportionate interest of the owner thereof in the lease payments to be made by the State under the terms of the agreement. The agreements relating to these transactions provide for semi-annual rental payments. The State's obligation to pay rentals due under these leases is subject to annual appropriations being made by the State Legislature. The majority of proceeds from these transactions have been or will be used to acquire equipment or services for the State and its agencies. The State intends to continue to use this financing technique for a substantial portion of its future equipment requirements.

State Supported School and County College Bonds. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities. The New Jersey Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws.

"Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required

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to certify any  deficiency  in a debt service  reserve fund  maintained  to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities.

The following table sets forth the "moral obligation" bonded indebtedness issued by New Jersey entities as of June 30, 1996:

                                                                   Maximum Annual Debt Service
                                             Outstanding           Subject to Moral Obligation
New Jersey Housing and Mortgage              $408,960,591.18                    $37,344,151.04
    Finance Agency
South Jersey Port Corporation                  81,260,000.00                      7,365,446.25
Higher Education Assistance
    Authority                                  98,991,064.00                     12,829,640.45
                                             ---------------       ---------------------------
                                             $589,211,655.18                    $57,539,237.74

Higher Education Assistance Authority. The Higher Education Assistance Authority ("HEAA") has issued $112,996,064 aggregate principal amount of revenue bonds. It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1986 through 1993, the State has made appropriations totaling $18,137,565 to pay property taxes and for calendar years 1989 through 1996, the State has made appropriations totalling $24,143,521.25 to pay debt service.

New Jersey Sports and Exposition Authority. On March 2, 1992, the New Jersey Sports and Exposition Authority ("Sports Authority") issued $147,490,000 in New Jersey guaranteed bonds and defeased all previously outstanding New Jersey guaranteed bonds of the Sports Authority. New Jersey officials have stated the belief that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to New Jersey's guarantee.

Legislation enacted in 1992 authorizes the Sports Authority to issue bonds for various purposes payable from New Jersey appropriations. Pursuant to this legislation, the Sports Authority and the New Jersey Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the New Jersey Treasurer will credit to the Sports Authority Fund amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature. As of June 30, 1996 there were approximately $463,310,000 aggregate principal amount of Sports Authority bonds outstanding the debt service on which is payable from amounts under the State Contract.

New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to New Jersey's transportation system. Pursuant to the TFA Act, the TTFA, the New Jersey Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of certain amounts to the TTFA. The payment of all such amounts is subject to and dependent upon appropriations being made by the New Jersey Legislature and there is no requirement that the Legislature make such appropriations.


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Pursuant to the TFA Act, the  aggregate  principal  amount of the TTFA's  bonds, notes or other obligations which may be issued in any one fiscal year generally may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by New Jersey pursuant to the Contract.

Economic Recovery Fund Bonds. Legislation enacted during 1992 by New Jersey authorizes the EDA to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the New Jersey Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature.

Market Transition Facility Bonds. Legislation enacted in June 1994 authorizes the EDA to issue bonds to pay the current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. On July 26, 1994 the EDA issued $705,270,000 aggregate principal amount of Market Transition Facility Senior Lien Revenue Bonds. The EDA and the New Jersey Treasurer have entered into an agreement which provides for the payment to the EDA of amounts on deposit in the DMV Surcharge Fund to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the New Jersey Legislature.

Educational Facilities Authority. Legislation enacted in 1993 authorizes the Educational Facilities Authority ("EFA") to issue bonds to finance the purchase of equipment to be leased to institutions of higher learning. On August 17, 1994 the EFA issued $100,000,000 aggregate principal amount of Higher Education Leasing Fund Program bonds. The EFA and the New Jersey Treasurer have entered into an agreement which provides to the EFA amounts required to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature. Other legislation enacted in 1993 created the Higher Education Facilities Trust Fund from which the EFA makes grants to institutions of higher education. The legislation authorizes the EFA to issue bonds to finance the grants, and limits the total outstanding principal amount of such bonds of $220,000,000. On November 29, 1995 the EFA issued $220,000,000 aggregate principal amount of Higher Education Facilities Trust Fund Bonds. These bonds are secured by payments made to the EFA by the State, which are subject to annual appropriation by the State Legislature.

Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the State Department of Community Affairs.

Counties and Municipalities. The Local Budget Law (N.J.S.A. 4OA: 4-1 et seq.) imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. State law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 4OA: 4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5% or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5%, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5%, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are: municipal and county appropriations to pay debt service

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requirements;   to  comply  with  certain  other  State  or  federal   mandates;
appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit with the approval of the Local Finance Board or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the Municipal Finance System.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 4OA: 2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self liquidating, but only to the extent permitted by the Local Bond Law; (ii) authorized by a public body, other than the local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5% of the equalized valuation basis in the case of municipalities and 2% of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

Chapter 75 of the Pamphlet Laws of 1991 signed into law on March 28, 1991 required certain municipalities and permits all other municipalities to adopt the State fiscal year in place of the existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition year budget funded by Fiscal Year Adjustment Bonds. Notes issued in anticipation of Fiscal Year Adjustment Bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue Fiscal Year Adjustment Bonds to finance the deficit on a permanent basis.

State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations; which experiences severe tax collection problems for two successive years; which has a deficit greater than 4% of its tax levy for two successive years; which has failed to make payments due and owing to the State, county, school district or special district for two consecutive years; which has an appropriation in its annual budget for the liquidation of debt which exceeds 25% of its total operating appropriations (except dedicated revenue appropriations) for the previous budget year; or which has been subject to a judicial determination of gross failure to comply with the Local Bond Law, the Local Budget Law or the Local Fiscal Affairs Law which substantially jeopardizes its fiscal integrity. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit. In September 1996, the Township of Irvington requested supervision which was approved by the Local Finance Board and is expected to continue for at least one year.

There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4% of its tax levy. Only two municipalities had a cash deficit greater than 4% of their tax levies for 1994 and 1995. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1995. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930's.

School Districts. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.


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The State  Department  of Education  has been  empowered  with the necessary and
effective   authority  to  abolish  an  existing   school  board  and  create  a
State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the "School Act"). The State operated school district operated under the direction of a State-appointed superintendent has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Act, on October 4, 1989, the State Board of Education ordered the creation of a State operated school district in the City of Jersey City. Similarly, on August 7, 1991, the State Board of Education ordered the creation of a State operated school district in the City of Paterson and on July 5, 1995 ordered the creation of a State-operated school district in the City of Newark.

School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriation amounts for the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board, whose composition is fixed by statute, certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the State Commissioner of Education (the "Commissioner") to request changes.

In Type II school districts without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district must determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify an amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

The State laws governing the distribution of State aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal to the Commission only if the County Superintendent determines that additional funds are required to provide a thorough and efficient education.

In Type I or Type II school districts which have failed monitoring over a period of time by the State because of continued educational deficiencies, and are implementing an approved corrective action plan, the Commissioner is required to determine the cost to the school district of the implementation of those portions of the corrective action plan which are directly responsive to the district's deficiencies as identified in the monitoring process. Where appropriate, the Commissioner is required to reallocate funds within the district's budget to support the corrective action plan. The Commissioner is also required to determine the amount of additional revenue needed to implement the corrective action plan, and to recertify the budget for the district.

In State operated school districts, the State District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division of Local Government Services in the State Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the State operated district. Any difference between the amount which the Director certifies, and the total amount of local revenues required by the budget approved by the Commissioner, is to be paid by the State in the fiscal year in which the expenditures are made subject to the availability of appropriations.

School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A 18A: 24-1 et seq. (the "School Bond Law") which closely parallels the Local Bond Law. Although school districts are exempted from the 5% down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to State regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district but may be as high as 4% of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8% of the average equalized valuation basis of the constituent municipality, and in cities with population in excess of 80,000 the debt limit is 6% of the aforesaid average equalized valuation.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity and

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any available remaining  municipal borrowing capacity,  the Commissioner and the
Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the State Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued for a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

All authorizations of debt must be reported to the Division of Local Government Services by a supplemental debt statement prior to final approval.

School District Lease Purchase Financings. In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A: 20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6: 22A-1.2(h), to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c. 38 or c. 39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the State Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, State urban aid, State revenue sharing, and any other funds appropriated as State aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of the State, and debt service on such bonds will be provided by the State only if the above mentioned appropriations are made by the State. Total outstanding indebtedness for "qualified bonds" as of June 30, 1996 consisted of $208,642,750 by various school districts and $899,586,220 by various municipalities.

New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A: 56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5% of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by State appropriations), but not in excess of monies available in such Fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. At June 30, 1996, the book value of the Fund's assets aggregated $88,816,968 and the reserve, computed as of June 30, 1996, amounted to $40,363,607. There has never been an occasion to call upon this Fund.

Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 4OA: 5A-l et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the State Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing state or federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new

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authorities  and  special  districts  as well as their  dissolution.  The  Local
Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts. As of June 30, 1995, there were 195 locally created authorities with a total outstanding capital debt of $7.14 billion (figures do not include housing authorities and redevelopment agencies). This amount reflects outstanding bonds, notes and loans payable by the authorities as of their respective fiscal years ended nearest to June 30, 1995.

Litigation. The following are cases pending or threatened as of December 1, 1995 in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

New Jersey Education Association et. al v. State of New Jersey et. al. This case represents a challenge to amendments to the pension laws enacted on June 30,
1994 (P.L. 1994, Chapter 62), which concerned the funding of the Teachers Pension and Annuity Fund ("TPAF"), the Public Employee's Retirement System ("PERS"), the Police and Fireman's Retirement System ("PFRS"), the State Police Retirement ("SPRS") and the Judicial Retirement System ("JRS"). The complaint was filed in the United States District Court of New Jersey on October 17, 1994. The statute, P.L. 1994, Chapter 62 ("Chapter 62"), as enacted, made several changes affecting these retirement systems including changing the actuarial funding method to projected unit credit; continuing the prefunding of post-retirement medical benefits but at a reduced level for TPAF and PERS; revising the employee member contribution rate to a flat 5% for TPAF and PERS; extending the phase in period for the revised TPAF actuarial assumptions; changing the phase-in period for funding of cost-of-living adjustment and reducing the inflation assumption for the Cost of Living Adjustment ("COLA") for all retirement systems; and decreasing the average salary increase assumption for all retirement systems. Plaintiffs allege that the changes resulted in lower employer contributions in order to reduce a general budget deficit. The complaint further alleges that certain provisions of Chapter 62 violate the contract, due process, and taking clauses of the United States and New Jersey Constitutions, and further constitute a breach of the State's fiduciary duty to participants in TPAF and PERS. Plaintiffs seek to permanently enjoin the State from administering, enforcing or otherwise implementing Chapter 62. An adverse determination against the State would have a significant impact upon the Fiscal Year 1997 budget. The State filed a motion to dismiss and a motion for summary judgment.

On October 6, 1995, the Court issued its opinion in which it dismissed the State as a party to the action. The only defendant is State Treasurer Clymer. The claims surviving the motion are: (1) breach of trust and fiduciary duty (against the Treasurer in both his individual and official capacities); (2) violation of Due Process (against the Treasurer in both his individual and official capacities); and (3) a 42 U.S.C. ss.1983 claim (against the Treasurer in his individual capacity). The State filed a motion for reconsideration or, in the alternative, for certification to the Third Circuit Court of Appeals, of the remaining claims. By order dated December 19, 1995, the District Court denied the motion in all respects. On January 29, 1996, the State, on behalf of Treasurer Clymer, filed a Petition for a Writ of Mandamus and a Motion for a Stay of the Proceedings below, pending consideration and disposition of the petition, with the Third Circuit Court of Appeals. In the petition, Treasurer Clymer asked the Court of Appeals to direct the District Court to dismiss the complaint or enter summary judgment in his favor. Alternatively, the Treasurer asked the Court of Appeals to order the District Court to vacate its order denying summary judgment and resolve that motion as a matter of law without discovery or fact finding or to certify the issues for interlocutory appeal. The Third Circuit Court of Appeals denied the motion and petition on February 20, 1996. Discovery is proceeding in this matter. The State intends to vigorously defend this action.

Beth Israel Hospital et al. v. Essential Health Services Commission. This case represents a challenge by eleven New Jersey hospitals to the .53% assessment authorized by the Health Care Reform Act of 1992, specifically N.J.S.A.
26:2H-18.62. Amounts collected pursuant to the assessment are paid into the hospital and other health care initiatives account of the Health Care Subsidy Fund, to be used for various health care programs. Specifically, the funds are currently used for those programs previously established pursuant to N.J.S.A. 26:2H-18.47. In this appeal of the assessment, filed with the Appellate Division on December 6, 1993, appellants argue that collection of the assessment is invalid in the absence of Hospital Rate Setting Commission approval of the approved revenue base used in the calculation. At the same time, appellates filed an application for injunctive relief, seeking to stay any collection, which application was denied. In a decision dated July 10, 1995, the Appellate Division rejected appellants' contention that the respondents were prohibited from collecting the assessment. However, the court also found that the hospitals had not been afforded an opportunity to be heard on the assessment, and thus remanded the case to the Essential Health Services Commission for a hearing. Because the Commission has been abolished by L. 1995, c. 133, and its responsibilities assigned to the Department of Health, the Department of Health held the hearing on August 30, 1995. By letters dated March 26, 1996, the Department of Health affirmed the prior assessments. The hospitals filed a notice of appeal challenging that decision on May 10, 1996. The State intends to vigorously defend this action.


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Tort, Contract and Other Claims

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59: 1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases. In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matter are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $86.7 million for tort and medical malpractice claims pending as of June 30, 1996. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

County of Passaic v. State of New Jersey. This action filed by the County of Passaic, the Passaic County Utilities Authority, and the Passaic County Pollution Control Financing Authority ("plaintiffs"), alleges tort and contractual claims against the State and the New Jersey Department of Environmental Protection ("NJDEP") associated with a resource recovery facility which plaintiffs had once planned to build. The plaintiffs allege that the State and the NJDEP violated a 1984 consent order concerning the construction of a resource recovery facility in Passaic County. Plaintiffs' complaint alleged approximately $30 million in damages against the State and the NJDEP. On March 17, 1995, the court granted the State's motion for summary judgment, dismissing all counts of plaintiffs' complaint against the State and the NJDEP, with prejudice. The court found that there was no legal obligation or duty on the part of the State or the NJDEP concerning the project. Plaintiffs have filed an appeal of the court's decision. The State intends to vigorously defend this appeal.

Camden Co. v. Waldman, et al. Fifteen counties seek a portion of the $412 million in federal funds that the State received for disproportionate share hospital payments made to psychiatric facilities during July 1, 1988 through July 1, 1991. Camden County contends that the Essex decisions mandate sharing of the federal funding. These decisions dealt with sharing maintenance costs when there have been social security and Medicaid payment recoveries. The State contended that under a recently approved Medicaid state plan amendment and federal law, the State does not have to share the federal funding because it already paid the counties their portion of disproportionate share hospital payments. The State also contended that the Legislature did not intend to share the federal funding with the counties as evidenced by appropriations act language. The actions against the Attorney General and State Treasurer were dismissed and the matter was transferred to the Appellate Division.

Similar law suits were filed by Middlesex, Monmouth, Atlantic, Union, Hudson, Ocean, Mercer, Somerset, Morris, Sussex, Cape May, Essex, Warren and Passaic counties. The Middlesex, Monmouth, Atlantic, Union, Ocean, Mercer, Morris, Warren and Hudson County cases were transferred to the Appellate Division. The Atlantic, Camden and Monmouth counties cases have been consolidated. Cape May joined in the existing calendar matters. The other counties, Essex, Warren and Passaic, have recently had their cases transferred to the Appellate Division, but have not sought to join in the existing matters. With the exception of Essex, Warren and Passaic, the remaining matters will be heard on a back to back basis by the Appellate Division. A motion to consolidate or calendar these matters back to back was made by the State. The State and counties have filed their briefs. The State has requested oral argument because of the complicated nature of the issues and the large amount of money involved.

The court heard oral argument on May 30, 1996. On July 15, 1996, a three-judge panel of the Appellate Division ruled unanimously in favor of the State. Finding no federal requirement compelling the State to share these monies, the Court agreed with the State's position that the Legislature may determine to appropriate these funds to the General Fund and therefore the county had no State law claim to share in them. Of the fourteen appellant counties, eight filed motions for reconsideration, which were denied by order of the Appellate Division on September 16, 1996, nine have filed Notices of Petition for Certification to the New Jersey Supreme Court, three have filed Motions for Extension in which to file Notices of Petition, ten have filed Motions for Extension in which to file Petitions and eight have filed Notices of Appeal. Pursuant to an order of the Court, petitions are due by November 15, 1996.

Interfaith  Community  Organization v. Shinn, et al. In late October,  1993, the
Interfaith Community Organization ("ICO") a coalition of churches and church leaders in Hudson County, filed suit on behalf of the ICO's membership and the citizens of Hudson County against the Governor, the Commissioner of the Department of Environmental Protection ("DEP"), Commissioner of the Department

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of  Health  ("DOH"),  and  Lance  Miller,  Assistant  Commissioner  of DEP.  The
multicount complaint alleged violations of numerous laws, allegedly resulting from the existence of chromium contamination in the State-owned Liberty State Park in Jersey City. It also asserted the alleged failure by DEP and DOH to properly conduct remediation and health screens in Hudson County concerning chromium contamination. No immediate relief was sought, but injunctive and monetary relief was asked for.

In June 1994, ICO hired a law firm to represent it in this matter. The firm filed amended complaints, naming only Commissioner Shinn of DEP and Governor Whitman as defendants and alleges only Clean Water Act and Resource Conservation Recovery Act ("RCRA") violations at Liberty State Park. Under the "citizen suit" provisions of these federal acts, plaintiff is seeking remediation, health studies and attorneys' fees. The State is unable to estimate its exposure for this claim. In March, 1995, ICO filed another lawsuit over the shipments of soil from the I-287 Wetlands Mitigation Project to Liberty State Park. The defendants in that suit are Commissioner Shinn, Governor Whitman, Commissioner Wilson of the Department of Transportation ("DOT") and R.W. Vogel, Inc., the transporter of the soil. The new suit seeks a declaration that the CWA is being violated and demands cessation of all construction at Liberty State Park and penalties against Vogel. The State intends to defend these suits vigorously.

Waste Management of Pennsylvania et al. v. Shinn et al. This action filed in federal district court by Waste Management of Pennsylvania, Inc. and its affiliate Geological Reclamation Operations and Waste Systems, Inc. ("Plaintiffs") seeks declaratory and injunctive relief and compensatory damages in excess of $19 million from Department of Environmental Protection Commissioner Robert C. Shinn, Jr. and former Acting Commissioner Jeanne M. Fox ("Defendants"), individually and in their official capacity. These claims are based on alleged violations of the Commerce Clause and the Contracts Clause of the United States Constitution as a result of the issuance by Defendants of two emergency redirection orders and a draft permit. The State's position is that none of the contracts to which the Plaintiffs are a party entitle them to any relief and that therefore none of their constitutional rights have been impaired by the Commissioners' actions. Moreover, all of the administrative agency actions which form the gravamen of the federal complaint are currently the subject of review in either New Jersey appellate courts or within the Department. The State intends to vigorously defend this action in the proper forum.

American Trucking Associations, Inc. and Tri-State Motor Transit, Co. v. State of New Jersey: The American Trucking Associations, Inc. ("ATA") and Tri-State Motor Transit, Co. filed a complaint in the Tax Court on March 23, 1994 against the State of New Jersey and certain state officials challenging the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection ("DEP"). A-901 refers to the Assembly bill number which was adopted in 1983 as an amendment to the Solid Waste Management Act N.J.S.A. 13:1E-1 et seq., and codified at N.J.S.A. 13:1E-126 et seq., establishing a requirement that all persons and entities engaged in solid and hazardous waste activities in the State of New Jersey be investigated prior to the issuance of a license. Plaintiffs are alleging that the A-901 renewal fees discriminate against interstate commerce in violation of the Commerce Clause of the United States Constitution; that the fees are not used for the purposes for which they are levied; and that the fees do not reflect the duration or complexity of the services rendered by the government entities receiving the fees as required under the A-901 statute. Plaintiffs are seeking a declaration that the fees are unconstitutional; a permanent injunction enjoining the future collection of the fees; a refund of all annual A-901 renewal fees and all fines and penalties collected pursuant to enforcement of these provisions; and attorneys' fees and costs. Plaintiffs are also seeking class certification of their action.

The DEP currently collects approximately $3.5 to $4 million in A-901 fees annually. In previous years, the total amount of fees collected was higher because the number of applicants and licensees subject to the fees was much larger. It is presently unknown what portion of the A-901 fees are paid by haulers engaged in interstate commerce, and what percentage of the monies are renewal fees as opposed to initial application fees. Consequently, the State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

Abbott v. Burke. On April 19, 1996, the Education Law Center filed a motion in aid of litigants' rights with the Supreme Court of New Jersey in the Abbott v. Burke matter. In 1994, the Supreme Court ruled in Abbott v. Burke that the State had to enact a funding formula that would close the spending gap between poor urban school districts and wealthy suburban districts by Fiscal Year 1998. The legislation to do so had to be adopted by September 1996. The Court retained jurisdiction and required the State to make progress each year toward that goal. In a motion filed on April 19, 1996, the Education Law Center alleged that there is "less than a reasonable likelihood" that compliance will be achieved by Fiscal Year 1998 and asked the Court to order that the State reduce the spending gap by 50% in Fiscal Year 1997. According to the plaintiffs' calculations, such an order would have resulted in the need to appropriate an additional $141,000,000 for the poor urban districts beyond that amount in the Fiscal Year 1997 Appropriations Act. On September 16, 1996, the Court denied the motion and gave the State until December 31, 1996 to enact new legislation.

Affiliated FM Insurance Company, et al. v. State of New Jersey, et al. The plaintiffs in this action are insurers licensed or admitted to write property and casualty insurance in the State of New Jersey pursuant to N.J.S.A. 17:17-1 et seq. and are all members of the New Jersey Property-Liability Insurance Guaranty Association ("PLIGA"), a private, non-profit organization created to cover claims

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against certain insolvent  insurers.  Plaintiffs have filed suit in the Superior
Court of New Jersey, Chancery Division, Mercer County against the State of New Jersey, the Commissioner of Banking, the Department of Banking and Insurance, PLIGA and the State Treasurer. Plaintiffs contend that their assessments are being used to retire debt of the Market Transition Fund ("MTF"). The plaintiffs argue that they were never members of the MTF, are not statutorily responsible for its losses, have not agreed to assume its losses and did not relinquish any right to repayment of loan assessments to PLIGA. Under the Fair Automobile Insurance Reform Act of 1990 ("FAIRA"), PLIGA is responsible for assessing and collecting from its member insurers the amounts necessary to make certain loans to the Auto Guaranty Fund (the "Auto Guaranty Fund"), a special nonlapsing fund created pursuant to FAIRA. Plaintiffs contend that assessments dating back to 1990 are in dispute and challenge the constitutionality of the assessments and legislation which allow the assessments and request declaratory relief and an order that the monies assessed since 1990 be returned as well as an accounting. The State intends to vigorously defend this action and has filed a motion to dismiss this case.

CE, et al. v. Fauver, et al. This case is brought as a purported class action consisting of prisoners with serious mental disorders who are confined within the facilities of the Department of Corrections (the "Class") against the Commissioner of the Department of Corrections and other officers of the Department of Corrections. The Class alleges cruel and unusual punishment, violation of the Americans with Disabilities Act of 1990, discrimination against members of the Class, sex discrimination and violation of due process. The suit was brought by the Class in the United States District Court of the District of New Jersey. Through this action, the Class seeks injunctive relief in the form of changes to the manner in which mental health services are provided to inmates. The Class also seeks changes in the disciplinary process to the extent that an inmate's mental health is taken into consideration by a hearing officer when adjudicating a disciplinary charge. Discovery has commenced and is continuing. The State intends to vigorously defend this action.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio (except where application to only a particular Portfolio is specified) and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio that would be affected by such a change. The Portfolios may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" of the respective Portfolio or any other form of taxable or Federal tax-exempt investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies.

(2) Borrow Money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). These Portfolios will not invest more than an aggregate of 15% of their net assets in a repurchase agreement maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" of the respective Portfolio.

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(9)  For  purposes  of the New  York  Portfolio  and the New  Jersey  Portfolio,
     purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the New York Portfolio to purchase New York Municipal Obligations or on the New Jersey Portfolio to purchase New Jersey Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

(11) Invest in securities of other investment companies, except that (i) the Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) with respect to the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio as permitted by Section 12(d) of the 1940 Act.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS

Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Neither Portfolio expects to pay brokerage commissions. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Each Portfolio purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the respective Portfolio based on the applicable interest rate adjustment index for the security. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

Investment decisions for each Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, neither Portfolio will buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


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HOW TO PURCHASE AND REDEEM SHARES

The material relating to the purchase and redemption of shares in the Prospectus are herein incorporated by reference. This Statement of Additional Information contains additional information which may be of interest to investors.

Class A Shares of each of the Portfolios are generally sold with a sales charge payable at the time of purchase. As used herein and unless the context requires otherwise, the term "Class A Shares" includes shares of Portfolios that offer only one class of shares. The prospectus contains a table of applicable sales charges. Certain purchases of Class A Shares may be exempt from a sales charge.


Class B Shares are sold subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The prospectus contains a table of applicable CDSCs. The maximum purchase of Class B shares is $250,000.


Class B Shares will automatically convert into Class A Shares at the end of the month eight years after the purchase date. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Directors may determine from time to time. The conversion of Class B Shares to Class A Shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes.

No CDSC is imposed on shares subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii)  if  permitted  in the  future,  were  exchanged  for  shares  of  another
Portfolio, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The New York Portfolio will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfer to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tazqualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust). Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability,
(2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

NET ASSET VALUE


The Fund does not determine net asset value per share on the following holidays:
New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of the shares of the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio is determined as of the earlier of 4:00 p.m., New York City time and the close of the New York Stock Exchange on each Fund Business Day. It is computed by dividing the value of such Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

Municipal Obligations, Taxable Municipal Obligations and New Jersey Municipal Obligations are stated on the basis of valuations provided by a pricing service approved by the directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing service will be based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, municipal obligations will be valued at quoted prices provided by municipal bond dealers. Non tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price or a similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by the Board of Directors.


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FUND PERFORMANCE


Total Return and Average Annual Total Return. The Portfolios may from time to time advertise a total return or average annual total return. Average annual total return is a measure of the average annual compounded rate of return of $1,000 invested at the maximum public offering price in such Portfolio over a specified period, which assumes that any dividends or capital gains distributions are automatically reinvested in such Portfolio rather than paid to the investor in cash. Total return is calculated with the same assumptions and shows the aggregate return on an investment over a specified period. With respect to the Class B Shares of the New York Portfolio, CDSCs are not taken into account when calculating this performance information. The formula for total return used by the Portfolios includes three steps: (1) adding to the total number of shares purchased by the hypothetical investment in a Portfolio of $1,000 (assuming the investment is made at a public offering price that includes the current maximum sales load of 4.50% for the New York Portfolio, 4.50% for the Taxable Portfolio or 4.50% for the New Jersey Portfolio) all
additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment. The average annual total return for the specified period is then determined by calculating the annual rate required for the hypothetical initial investment to grow to the account value at the end of the specified period. Total return or average annual return may be stated with or without giving effect to any expense limitations in effect for the Portfolio. The New York Portfolio's total return for the twelve months ended November 30, 1996 was 1.79%. The New York Portfolio's average annual compounded total return from June 24, 1991 (inception) to November 30, 1996 was 7.26%. The New Jersey Portfolio's total return for the twelve months ended November 30, 1996, was 1.34% and the average annual compounded total return from December 1, 1993 (inception) to November 30, 1996, was 1.77%. The Taxable Portfolio's total return for the twelve months ended November 30, 1996, was 1.56% and the average annual compounded total return from December 1, 1993 (inception) to November 30, 1996, was 5.91%. The New York Portfolio's total return for the twelve months ended May 30, 1997 was [3.55%]. The New York Portfolio's average annual compounded total return from June 24, 1991 (inception) to May 30, 1997 was [6.87%]. The New Jersey Portfolio's total return for the twelve months ended May 30, 1997, was [4.0%] and the average annual compounded total return from December 1, 1993 (inception) to May 30, 1997, was [2.25%]. The Taxable Portfolio's total return for the twelve months ended May 30, 1997, was [4.43%] and the average annual compounded total return from December 1, 1993 (inception) to May 30, 1997, was [5.09%].

Yield. The Portfolios compute yield by annualizing net investment income per share for a recent thirty-day period and dividing that amount by a Portfolio share's maximum public offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. With respect to the Class B Shares of the New York Portfolio, CDSCs are not taken into account when calculating this performance information. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. A Portfolio's yield will vary from time to time depending upon market conditions, the composition of the Portfolio and operating expenses of the Portfolio. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolio. Yield may be stated with or without giving effect to any expense limitations in effect for the Portfolio. The New York, New Jersey and Taxable Portfolios' yield for the thirty-day period ended November 30, 1996 was 4.54%, 4.88% and 6.80%, respectively. The New York, New Jersey and Taxable Portfolios' yield for the thirty-day period ended May 30, 1997 was 4.82%, 4.99%, 7.12%, respectively.

The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for residents of the States of New York and New Jersey, respectively, wherein all or substantially all of the Portfolio's dividends are not subject to applicable state's income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that a New York or New Jersey investor subject to that state's or municipality's highest marginal tax rate would have had to receive in order to realize the same level of after-tax yield as an investment in such a Portfolio would have produced. Tax equivalent yield is calculated by dividing the portion of the Portfolio's yield that is not subject to New York State or municipal taxes or New Jersey gross income tax (calculated as described above) by the result of subtracting the highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to state or municipal income tax. The New York and New Jersey Portfolios' taxable equivalent yield for the period ended November 30, 1996 was 8.51% and 8.95%, respectively. The New York and New Jersey Portfolios' taxable equivalent yield for the period ended May 30, 1997 was [8.94%] and [8.82%], respectively.


The New York Portfolio and the New Jersey Portfolio may also advertise a tax equivalent yield for one or more states and municipalities wherein all or substantially all of the Portfolio's dividends are not subject to Federal income tax. The Portfolio's advertisement of a tax equivalent yield reflects the taxable yield that an investor subject to the highest Federal marginal tax rate

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                                       27
467599.2

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would have had to receive in order to realize the same level of after-tax  yield as an investment in such Portfolio would have produced. Tax equivalent yield is calculated by dividing that portion of the Portfolio's yield that is not subject to regular Federal taxes (calculated as described above) by the result of subtracting the highest marginal tax rate from 1, and adding the resulting figure to that portion, if any, of the Portfolio's yield that is subject to regular Federal income tax.

General. At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that past results will continue. Investors in a Portfolio are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary. An investor's focus on the yield of the Portfolio to the exclusion of the consideration of the share price of the Portfolio may result in the investor's misunderstanding the total return he or she may derive from the Portfolio.

A Portfolio may from time to time include its yield and total return in advertisements or information furnished to present or prospective shareholders. A Portfolio may also from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. A Portfolio may also use total return and yield to compare its performance against the U.S. Bureau of Labor Statistics Consumer Price Index, which is a statistical measure of changes over time in the prices of goods and services in major United States household expenditure groups.

MANAGER

The Manager of the Fund is Lebenthal Asset Management, Inc. The Manager, with its principal office at 120 Broadway, New York, New York 10271, is a wholly owned subsidiary of Lebenthal & Co., Inc. The Manager, a registered investment adviser providing fixed-income investment advisory services to individuals, institutions and other investment advisers, is under the leadership of James L. Gammon, President and Director of the Manager. James A. Lebenthal, Chairman and Director of the Manager, is a "controlling person" of the Manager. The Manager was at November 30, 1996 manager, advisor or supervisor with respect to assets aggregating in excess of $176,125,595 million. James L. Gammon is primarily responsible for the day-to-day management of the Fund's Portfolios. Mr. Gammon, President and Director of the Manager since February 1994, has over 25 years' experience in municipal bond portfolio management. From March 1984 to July 1993 Mr. Gammon was Senior Vice President and Senior Portfolio Manager at Loews/CNA Holdings, Inc. with $12.5 billion under his management. From 1977 to 1984 he managed the $221 million Elfun Tax Exempt Income Fund. The Fund's Annual Report contains information regarding the Fund's performance and, is available, without charge, upon request.

Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to .25% of each of the Portfolios' average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and .20% of such assets in excess of $100 million.

The Management Contracts for each Portfolio were approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Act) of the Fund or the Distributor, on July 25, 1996 for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio. The Management Contracts for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio were approved by a majority of each of the Portfolio's shareholders at a meeting held on August 9, 1994.

The Management Contract for each Portfolio has a term which extends to July 31, 1997, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of each of the Portfolio's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Management Contracts or interested persons of any such party, by votes cast in person at a meeting for the purpose of voting on such matter.

The Management Contract for each Portfolio is terminable without penalty by such Portfolio on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract for each Portfolio provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the New York Portfolio's fiscal year ended November 30, 1996, the fee payable to the Manager was $266,395, none of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1996, totaled $122,611,313. For the

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                                       28
467599.2

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New York Portfolio's fiscal year ended November 30, 1995, the fee payable to the
Manager was $214,981, none of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1995, totaled $105,579,087. For the New York Portfolio's fiscal year ended November 30, 1994, the fee payable to the Lebenthal & Co., Inc. under the previous Management Agreement was $86,929, all of which was waived. The New York Portfolio's net assets at the close of business on November 30, 1994, totaled $75,325,848. In addition, for the New York Portfolio's fiscal year ended November 30, 1994, the fee payable to the J. & W. Seligman & Co. Incorporated under the previous Advisory Agreement was $139,195, none of which was waived. For the New Jersey Portfolio's fiscal year ended November 30, 1996, the fee payable to the Manager was $10,708, all of which was waived. The New Jersey Portfolio's net assets at the close of business on November 30, 1996, totaled $5,182,149. For the New Jersey Portfolio's fiscal year ended November 30, 1995, the fee payable to the Manager was $5,987, all of which was waived. The New Jersey Portfolio's net assets at the close of business on November 30, 1995, totaled $3,357,883. For the New Jersey Portfolio's fiscal year ended November 30, 1994, the fee payable to J. & W. Seligman Incorporated under the previous Advisory Agreement was $2,893, $2,119 of which was waived, the fee payable to Lebenthal & Co. Inc. under the former Management Agreement was $1,876, all or which was waived, and the fee payable to the Manager under the new Management Contract was $1,395, all of which was waived. For the Taxable Portfolio's fiscal year ended November 30, 1996, the fee payable to the Manager was $30,632, all of which was waived. The Taxable Portfolio's net assets at the close of business on November 30, 1996, totaled $14,607,185. For the Taxable Portfolio's fiscal year ended November 30, 1995, the fee payable to the Manager was $11,647, all of which was waived. The Taxable Portfolio's net assets at the close of business on November 30, 1995, totaled $8,685,957. For the Taxable Portfolio's fiscal year ended November 30, 1994, the fee payable to J. & W. Seligman Incorporated under the previous Advisory Agreement was $4,191, $3,126 of which was waived, the fee payable to Lebenthal & Co. Inc. under the former Management Agreement was $2,722, all of which was waived, and the fee payable to the Manager under the new Management Contract was $2,042, all of which was waived.

The Manager may, at its discretion, waive all or a portion of its fees under each Management Agreement. There can be no assurance that such fees will be waived in the future.

Expense Limitation

The Manager has agreed to reimburse the Taxable Portfolio and the New Jersey Portfolio for their expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which such Portfolio's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, a Portfolio's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse a Portfolio for its excess expenses as described above, such Portfolio has, under its respective Management Contract, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, costs and expenses of fund bookkeeping agent, auditing and legal expenses, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, or the Administrator, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, the fees payable to the Manager under the Management Contract, the fees payable to the Distributor under the Distribution Agreement and Shareholder Servicing Agreement (where applicable) and the fees payable to the Administrator under the Administration Agreement.

The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. A Portfolio's expenses for employees and for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.

Administrator

The Administrator for the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator serves as administrator of other mutual funds.

Pursuant to the Administration Agreement with the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio, the Administrator provides all administrative services reasonably necessary for such Portfolios, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. Because of the services rendered to a Portfolio by the

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                                       29
467599.2

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Administrator,  and the  Manager,  the  Portfolio  itself  may not  require  any employees other than its officers, none of whom receive compensation from the Portfolio.

Under the Administration Agreement with the New York Portfolio, the Taxable Portfolio and the New Jersey Portfolio, the Administrator provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio; (ii) assisting Fund officers in preparing Portfolio tax returns; (iii) in conjunction with Fund counsel, preparing and filing all Blue Sky filings, reports and renewals; (iv) coordinating the preparation and distribution of all materials for directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries; (v) coordinating the activities of the Portfolio's Manager, Custodian, Legal Counsel and Independent Accountants; (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus;
(vii) monitoring daily the Portfolio's accounting services agent's calculation of all income and expense accruals, sales and redemptions of capital shares outstanding; (viii) evaluating expenses, projecting future expenses, and processing payments of expenses; (ix) monitoring and evaluating performance of bookkeeping and related services by Investors Fiduciary Trust Company, the bookkeeping agent for the Portfolio.

For the services rendered to such Portfolios by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to .08% per annum of the average daily net assets of the respective Portfolio up to $100 million, .06% per annum of the average daily net assets of each of the Portfolios of the next $125 million and .04% of such assets of each of the Portfolios in excess of $250 million. There is a minimum annual fee payable of $165,000. Fees paid to the Administrator were as follows: for the New York Portfolio's fiscal year ended November 30, 1996, the fee payable was $144,407, none of which was waived, for the New Jersey Portfolio's fiscal year ended November 30, 1996, the fee payable was $5,398, none of which was waived, for the Taxable Portfolio's fiscal year ended November 30, 1996, the fee payable was $15,311, none of which was waived. Fees paid to Reich & Tang Asset Management L.P., the former Administrator under the then current Administrative Services Agreement were as follows: for the New York Portfolio's fiscal year ended November 30, 1995, the fee payable was $112,489, none of which was waived, for the New York Portfolio's fiscal year ended November 30,1994, the fee payable was $101,572, none of which was waived, for the New Jersey Portfolio's fiscal year ended November 30, 1995, the fee payable was $2,994, all of which was waived, the New Jersey Portfolio's fiscal year ended November 30, 1994, the fee payable was $2,214, all of which was waived, for the Taxable Portfolio's fiscal year ended November 30, 1995, the fee payable was $5,824, all of which was waived, for the Taxable Portfolio's fiscal year ended November 30, 1994, the fee payable was $3,220, all of which was waived.

The Administration Agreement has an initial term which extends to December 1, 1996. Thereafter the Agreement is terminable at any time, without the payment of any penalty, by the Fund or the Administrator on sixty days' written notice.

MANAGEMENT OF THE FUND

The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Mr. Lebenthal may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Lebenthal Asset Management, Inc.

James A. Lebenthal, 69 - Chairman of the Board and Director of the Fund, has been Chairman and Director of Lebenthal & Co., Inc. since 1978, Chairman and Director of the Manager since 1994 and President of Lebenthal, The Ad Agency, Inc. since 1978. His address is 120 Broadway, New York, New York 10271.

Victor Chang, 59 - Director of the Fund, formed Victor Chang Associates and V.C. Management Co., Inc. in 1980 and is President of both organizations which are in the business of providing financial analysis and economic consulting. His address is 30 Broad Street, New York, New York 10004.

Francis P. Gallagher, 75 - Director of the Fund is a retired officer of Kidder, Peabody & Co., Inc. with which he was affiliated since 1973. His address is 10 Hanover Square, New York, New York 10005.

Robert R. Godfrey, 49 - Director of the Fund is founder and Chairman of N/W Capital, Inc., a principal and financial advisory firm since March, 1995. Prior to that he was Executive Vice President of MBIA, Inc. and its predecessor organization from December 1985 until March 1995. His address is 1177 High Ridge Road, Stamford, CT 06905.

Alexandra Lebenthal, 33 - President of the Fund, has been President of Lebenthal & Co., Inc. since 1995. Ms. Lebenthal was affiliated with Kidder Peabody from 1986 to 1988 where she worked in the unit investment trust department and the municipal institutional sales department. She graduated from Princeton University in 1986 with an A.B. in U.S. History. Her address is 120 Broadway, New York, New York 10271.

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                                       30
467599.2

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Hiram Lazar, 32 - Secretary of the Fund, is  Vice-President  of Lebenthal & Co.,
Inc. where he has been employed since 1992. His address is 120 Broadway, New York, New York 10271.

James E. McGrath, 46 - Treasurer of the Fund, has been Senior Vice President of Lebenthal & Co., Inc. since 1990 and a director since 1994, and Executive Vice President and Director of the Manager since 1995. Mr. McGrath was a Senior Vice President of Kidder Peabody where he was affiliated since 1968. His address is 120 Broadway, New York, New York 10271.

The New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio paid an aggregate remuneration of $15,014, and $557 and $1,618 to its directors with respect to the period ended November 30, 1996, all of which consisted of aggregate directors' fees paid to the disinterested directors, pursuant to the terms of the Investment Management Contract (See "Manager" herein).

                                                        COMPENSATION TABLE

1)                         2)                         3)                          4)                         5)
Name of Person,            Aggregate                  Pension or Retirement       Estimated Annual           Total
Position                   Compensation from          Benefits Accrued as Part    Benefits upon              Compensation
                           Registrant for Fiscal      of Fund Expenses            Retirement                 from Fund
                           Year                                                                              Complex Paid to

Victor Chang,                                                                                                Directors*
Director                   $4,000                     0                           0
                                                                                                              $4,000
Donald G. Conrad**,
Director                   $4,000                     0                           0
                                                                                                              $4,000
Francis P. Gallagher,
Director                   $4,000                     0                           0
                                                                                                              $4,000
Robert F. Godfrey,         $4,000                     0                           0
Director                                                                                                      $4,000




* The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 1996. The Fund Complex consists of the three Portfolios of the Fund.


**  Resigned April 1997.

Counsel and Auditors

Legal matters in connection with the issuance of shares of stock of the Fund and New York law are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022.

Matters in connection with New Jersey law are passed upon by McCarter & English, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101-0652.

McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, prepared the audited financial statements for the fund for the fiscal year ended November 30, 1996.

Coopers & Lybrand L.L.P. 1301 Avenue of the Americas, New York, NY 10019, independent public accountants, have been selected as auditors for the Fund.

DISTRIBUTION AND SERVICE PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans on behalf of each Portfolio the "Plan" or "Plans").


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                                       31
467599.2

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--------------------------------------------------------------------------------


The New York Portfolio


Pursuant to its Plan, the New York Portfolio and the Distributor have entered into a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement, the Distributor receives from the Class A Shares of the New York Portfolio, a fee equal to 0.25% per annum of the average daily net assets of the Class A Shares of the Portfolio as a service fee (the "Service Fee"). Under the Distribution Agreement, the Distributor receives from the Class B Shares of the New York Portfolio an aggregate fee equal to 1% per annum of such Class B Shares' average daily net assets which includes (i) an asset based sales charge (the "Asset Based Sales Charge") equal to 0.75% per annum of its average daily net assets to compensate the Distributor for sales commissions paid by the Distributor for sales of the Portfolio's Class B Shares and (ii) 0.25% of its average daily net assets as the Service Fee.


These fees are accrued daily and paid monthly. For providing shareholder servicing and the maintenance of shareholder accounts and that provides that the Distributor may make payment from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performers such shareholder servicing functions on behalf of the Portfolio.

The Plan and the Distribution Agreement provide that, in addition to the Service Fee, the New York Portfolio will pay for i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreement and
ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan and the Management Agreement provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, iii) to pay the cost of printing and distributing the New York Portfolio's prospectus to prospective investors, and iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from its own resources which may include the Service Fee and past profits for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in
(ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor for any fiscal year under the Distribution Agreement in effect for that year.


In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into between either the New York Portfolio or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the New York Portfolio and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan on October 24, 1996 to be effective until November 30, 1997. The Plan was approved by the shareholders of the Portfolio at their first meeting held on June 23, 1992. The Directors approved the Plan for the Class B Shares of the New York Portfolio on July 31, 1997. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the New York Portfolio's shareholders.


For the New York Portfolio's fiscal year ended November 30, 1996, the total amount spent pursuant to the Plan was $108,548 all of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio. Of the total amount paid to the Distributor, the Distributor utilized $100,282 on compensation to sales personnel and $4,856 on advertising and $3,410 on Prospectus printing. For the New York Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $69,789 all of which was paid


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                                       32
467599.2

--------------------------------------------------------------------------------

by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $58,172 on compensation to sales personnel and $8,371 on advertising and $3,246 on Prospectus printing. For the New York Portfolio's fiscal year ended November 30, 1994, the total amount spent pursuant to the Plan was $182,432, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution Agreement, and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). Of the total amount paid to the Distributor, the Distributor utilized $71,977 on compensation to sales personnel and $98,990 on advertising and $11,465 on Prospectus printing. [The New York Portfolio had no reimbursed expenses in a previous fiscal year which were carried forward to a subsequent fiscal year.]


The Taxable Portfolio and the New Jersey Portfolio

Pursuant to each  Portfolio's  Plan,  the Taxable  Portfolio  and the New Jersey
Portfolio have each entered into a Distribution Agreement and a Shareholder Servicing Agreement.

For its services under the respective Portfolio's Shareholder Servicing Agreement, the Distributor receives from each of the Taxable Portfolio and the New Jersey Portfolio a service fee equal to .25% per annum of the respective Portfolio's average daily net assets the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of i) shareholder servicing and maintenance of shareholder accounts and ii) for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Portfolio.

Under each Portfolio's Distribution Agreement, the Distributor, for nominal consideration and as agent for the respective Portfolio, will solicit orders for the purchase of the respective Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreement provides for reimbursement to the Distributor by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the respective Portfolio's shares in an amount not to exceed .10% per annum of the respective Portfolio's average daily net assets. To the extent the Distributor does not take reimbursements for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year.

The Plan, the Shareholder Servicing Agreement and the Distribution Agreement provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, each Portfolio will pay for i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement, and ii) typesetting, printing and delivering each Portfolio's prospectus to existing shareholders of the Portfolio and preparing the printing subscription application forms for shareholder accounts. The expenses enumerated in this paragraph shall not exceed an amount equal to .05% per annum of the Portfolio's average daily net assets.

Each Portfolio's Plan and Management Contract provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: i) to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio, ii) to compensate certain participating organizations for providing assistance in distributing the Portfolio's shares; iii) to pay the costs of printing and distributing the Portfolio's prospectus to prospective investors; and iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plan, provided that such payments made pursuant to the Plan will not increase the amount which each Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Shareholder Servicing Agreement or the Management Contract in effect for that year.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Board of Directors most recently approved the Plan on October 24, 1996 to be effective until November 30, 1997. The Plan was approved by the shareholders of each Portfolio at their first meetings each held on November 10, 1994. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the shareholders of each respective Portfolio.


For the New Jersey Portfolio's fiscal year ended November 30, 1996, the total amount spent pursuant to the Plan was $11,494, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor

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                                       33
467599.2

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--------------------------------------------------------------------------------
which may be deemed an indirect payment by the Portfolio. For the New Jersey Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $6,552, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the New Jersey Portfolio's fiscal year ended November 30, 1994, the total amount spent pursuant to the Plan was $13,409, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the Taxable Portfolio's fiscal year ended November 30, 1996, the total amount spent pursuant to the Plan was $53,012, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the Taxable Portfolio's fiscal year ended November 30, 1995, the total amount spent pursuant to the Plan was $8,337, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). For the Taxable Portfolio's fiscal year ended November 30, 1994, the total amount spent pursuant to the Plan was $159,006, none of which was paid by the Portfolio to the Distributor pursuant to the Distribution agreement and all of which was paid by the Distributor which may be deemed an indirect payment by the Portfolio). [The New Jersey and Taxable Portfolios had no reiumbersed expenses in a previous fiscal year which were carried over to subsequent years.]


DESCRIPTION OF COMMON STOCK


The authorized capital stock of the Fund, which was incorporated on August 17, 1990 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent $.001) per share. The Fund's Board of Directors reclassified its authorized but unissued shares for the New Jersey Portfolio and the Taxable Portfolio on August 25, 1993. The Fund's Board of Directors on July 31, 1997, approved the Fund's Rule 18f-3 Multi-Class Plan and the creation of classes of shares for each of the series. Currently, only the New York Portfolio offers for sale two classes of shares. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder. As of September 30, 1997, there were 15,816,806.099, 858,795.358 and 2,048,818.036 shares outstanding of the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio respectively. As of September 30, 1997, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares of each Portfolio.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.

As a general matter, the Funds will not hold annual or other meetings of the Funds' shareholders. This is because the By-laws of the Funds provide for annual meetings only a) for the election of directors, b) for approval of the Funds' revised investment advisory agreement with respect to a particular class or series of stock, c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and d) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act, including the removal of Fund directors) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


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FEDERAL INCOME TAXES

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" generally, property held for investment), and to whom special categories of rules do not apply, such as foreign investors. Shareholders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.

The New York Portfolio and the New Jersey Portfolio

Each of the New York Portfolio and the New Jersey Portfolio each, a "Tax-exempt Fund" and collectively, the "Tax-exempt Funds") has elected to qualify under the Internal Revenue Code of 1986, as amended the "Code"), and, with respect to the New York Portfolio, under New York law as a "regulated investment company" that distributes "exempt-interest dividends". Each Tax-exempt Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Tax-exempt Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

Each Tax-exempt Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends, as defined in the Code, are dividends or any part thereof other than capital gain dividends) paid by the Tax-exempt Fund that are attributable to interest on obligations, the interest on which is exempt from regular Federal income tax, and designated by the Tax-exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-exempt Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Tax-exempt Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by the Tax-exempt Fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of the Tax-exempt Fund is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Tax-exempt Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Tax-exempt Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includable in gross income. Under P.L. 99-514, the amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. Further, under P.L. 99-514, taxpayers other than corporations are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from the Tax-exempt Fund's assets that are attributable to such post-August 7, 1986 private activity bonds, if any of such bonds are acquired by the Tax-exempt Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (including tax-exempt interest) of the corporation exceeds the alternative minimum taxable income determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income" which includes tax-exempt interest. A shareholder is advised to consult his tax advisers with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds", if any, held by the Tax-exempt Fund.

The Tax-exempt Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Tax-exempt Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. In the case of a Municipal Obligation acquired at a market discount, gain on the disposition of the Municipal Obligation generally will be treated as ordinary income to the extent of accrued market discount. Short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Tax-exempt Fund's shareholders. The Tax-exempt Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Tax-exempt Fund shares. However, Tax-exempt Fund shareholders who at the time of such a net capital gain distribution have not held their Tax-exempt Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-


                                       35
467599.2

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term  capital  loss  to  the  extent  of the  net  capital  gain  distribution.
Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Tax-exempt Fund's shareholders not later than 60 days after the close of the Tax-exempt Fund's taxable year. Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after December 31, 1992, ordinary income is subject to a maximum tax rate of 39.6%,
and  net  capital  gains  are  subject  to  a   preferential   rate  in  certain
circumstances.

Each Tax-exempt Fund intends to distribute at least 90% of its investment company taxable income taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. Each Tax-exempt Fund will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed it will be taxable to shareholders as ordinary income. Expenses paid or incurred by the Tax-exempt Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Tax-exempt Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Tax-exempt Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Tax-exempt Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Taxexempt Fund appreciate in value, purchasers of shares of the Tax-exempt Fund after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.

If a shareholder fails to provide the Tax-exempt Fund with a current taxpayer identification number, the Tax-exempt Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Tax-exempt Fund.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Tax-exempt Fund.

With respect to the variable rate demand instruments, including participation certificates therein, each Tax-exempt Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Tax-exempt Funds, that it will be treated for Federal income tax purposes as the owner thereof and the interest on the underlying Municipal Obligations will be tax-exempt to the Tax-exempt Fund. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Tax-exempt Funds to pay exempt-interest dividends would be adversely affected and each Tax-exempt Fund would reevaluate its investment objective and policies and consider changes in the structure.

In South Carolina v. Baker, the U.S. Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The Taxable Portfolio

The Taxable Portfolio has elected to qualify under the Code as a "regulated investment company." The Taxable Portfolio intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Taxable Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Taxable Portfolio intends to distribute at least 90% of its investment company taxable income taxable income subject to certain adjustments (exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. The Taxable Portfolio will be subject to Federal income tax on any undistributed investment company taxable income. To the extent such income is distributed, it will be taxable to shareholders as ordinary income. In the case of corporate shareholders, such distributions are not expected to be eligible for the dividends-received deduction. If the Taxable Portfolio does not distribute at least 98% of its

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                                       36
467599.2

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--------------------------------------------------------------------------------


ordinary income and 98% of its capital gain net income for a taxable year, the Taxable Portfolio will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

The Taxable Portfolio may realize short-term or long-term capital gains or losses from its portfolio transactions. The Taxable Portfolio may also realize short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A portion of such gains may be taxable as ordinary income to the extent of accrued market discount. Shortterm capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain over its net realized short-term capital loss) will be distributed annually to the Taxable Portfolio's shareholders. The
Taxable Portfolio will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Taxable Portfolio shares. However, Taxable Portfolio shareholders who at the time of such a net capital gain distribution have not held their Taxable Portfolio shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Taxable Portfolio's shareholders not later than 60 days after the close of the Taxable Portfolio's taxable year. Under the Revenue Reconciliation Act of 1993, for fiscal years beginning after December 31, 1992, ordinary income is subject to a maximum tax rate of 39.6%, and net capital gains are subject to a preferential rate in certain circumstances.

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. If the securities held by the Taxable Portfolio appreciate in value, purchasers of shares of the Taxable Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such shares.

The Tax Reform Act of 1986 contained a provision limiting miscellaneous itemized deductions for individuals and certain other shareholders, such as estates and trusts, to the extent such miscellaneous itemized deductions do not exceed 2% of adjusted gross income for a taxable year. However, the Revenue Reconciliation Act of 1989 provided an exemption from the limitation for publicly-offered regulated investment companies. The Taxable Portfolio currently qualifies and expects to continue to qualify as a publicly-offered regulated investment company.

If a shareholder fails to provide the Taxable Portfolio with a current taxpayer identification number, the Taxable Portfolio generally is required to withhold 31% of taxable interest, dividend payments and proceeds from the redemption of shares of the Taxable Portfolio.

Dividends and distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of the Taxable Portfolio.

Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts and retirement plans, are nevertheless taxed under
Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Taxable Portfolio and gain from the sale of shares in the Taxable Portfolio or the Taxable Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

Before investing in the Taxable Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 "ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Taxable Portfolio; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Taxable Portfolio.

NEW YORK INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New

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                                       37
467599.2

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York  shareholder's  gross income for New York State and New York City  personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from each Portfolio and ownership of shares of each Portfolio in their own states and localities.

NEW JERSEY INCOME TAXES

The exemption of interest income for Federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that 1) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and 2) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

In the opinion of McCarter & English, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, a) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and b) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

Investors Fiduciary Trust Company is custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund has retained State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02111, to perform transfer agency related services for the Fund.

FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended November 30, 1996 are herein incorporated by reference. The (unaudited) semi-annual report to shareholders for the six-month period ending May 30, 1997 are also incorporated by reference herein.


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                                       38
467599.2

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DESCRIPTION OF SECURITY RATINGS AND NOTES1

Moody's Investors Service, Inc. (Moody's)

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers 1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Notes

Moody's ratings for state and tax-exempt notes and short-term loans are designated Moody's Investment Grade MIG). The distinction is in recognition of the difference between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broadbased access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG-4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. The designation Prime-1 or P-1 indicates the highest quality repayment capacity of the rated issue.

The designation Prime-2 or P-2 indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be subject to some variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

--------
1.  As described by the rating agencies.

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                                       39
467599.2

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--------------------------------------------------------------------------------


Standard & Poor's Corporation ("S&P")

Bonds

AAA: Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA: Bonds rated AA also qualify as high-grade obligations and, to a the majority of instances, differ from AAA issues only to a small degree.

A: Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior and, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus +) designation.

SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues assigned A have the highest rating and are regarded as having the greatest capacity for timely payment. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

The ratings assigned by S&P may be modified by the addition of a plus +) or minus -) sign to show relative standing within its major rating categories.

Description of Tax-Exempt Notes

Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. TaxExempt Notes include:

Tax Anticipation Notes: Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes: Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under the Federal Revenue Sharing Programs.

Bond Anticipation Notes: Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes: Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association "GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Tax-Exempt Commercial Paper

Issues of Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities, or to provide

--------------------------------------------------------------------------------


                                       40
467599.2

--------------------------------------------------------------------------------


interim construction financing and are paid from general revenues of municipalities, or are refinanced with long-term debt. In most cases, Tax-Exempt Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Fitch Investors Services, Inc. ("Fitch")

Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same  rating are of similar  but not  necessarily  identical
credit  quality  since  the  rating   categories  do  not  fully  reflect  small
differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus +) Minus -): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.


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                                       41
467599.2

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--------------------------------------------------------------------------------


F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

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                                       42
467599.2

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--------------------------------------------------------------------------------


Let it be said loud and clear there can be no assurance the Fund will achieve its objectives. But if you've come into a lump sum of money and want professionals to invest it, tend it, trade it and nurture it in Municipal Bonds, the Lebenthal Municipal Bond Funds could be for you.

================================================================================

CONVERSATIONS FROM A DAY IN THE LIFE OF A MUNICIPAL BOND SALESMAN

A businessman calls and actually says he doesn't need more income. He can hardly spend what he earns now. Here's money he wants to put away, not touch the interest, and let it accumulate and build.

A father calls and says he's doing better than his parents, but only wishes he could say the same for his kids. He wants to do something for them. He doesn't want to see the interest chipped away by taxes. "Mitts off" he says. "This is my kids' social security."

A grandfather calls. It's Peter's birthday. He could get Peter a fire truck. Any sensible four year old would prefer a fire truck. But he wants to take care of Peter's education and watch the interest pile up and earn more tax free interest, month after month, year after year.

A man calls with the fruits of a life's work. He's just sold his business and has an employment contract with the new owner into the next century. This is money he'll probably never have to touch. But his heirs might. He wants to build an estate for the future and let little acorns grow.

Not everyone is concerned with the amount of income an investment can provide now. Many want to know about an investment's long term benefits. For example, how much purchasing power will my money have tomorrow? How much will I be able to leave my children? If you are as concerned with your net worth tomorrow as you are with your cashflow today, instead of spending your interest, consider reinvesting it in a Lebenthal Municipal Bond Fund -- and receiving your interest every month or any distributions of principal or gains) in additional fund shares.

When you opt for automatic reinvestment, instead of taking your distributions in cash, they are being used to buy you more shares. The number of shares you own accumulates and builds on a quantity that is growing all the time.

For example, between October 12, 1993 and November 11, 1994 -- one of the "worst" bond markets on record -- net asset value per share of the Lebenthal New York Municipal Bond Fund fell from $8.26 to $6.69, a decline of $1.57 or a decline of $1.96 from the Public Offering Price of $8.65 that prevailed on October 12, 1993). And yet, $25,000 invested in the Fund at the P.O.P. of $8.65 on October 12, 1993 would have grown from 2889.565 shares to 3077.762, an increase of 188.1966 shares for the period.

OTHER IMPORTANT FACTS ABOUT THE FUND

The Lebenthal Municipal Bond Funds are integrated with the Lebenthal & Co., Inc. account system. All activity in your Fund account and your month-end balance will appear on a monthly statement you get from Lebenthal & Co., Inc. If you are already a Lebenthal bond customer, the Fund can automatically receive payments of interest and principal from any bonds in your Lebenthal Workhorse Account and put them to work instantly in the Fund. In other words you can use the Fund for investment of new money or as an automatic reinvestment vehicle for payments from bonds you already own.

Past performance is no guarantee of future results, and no particular level of fund performance can be assured. But to further illustrate how shares grow through reinvestment over time, at say, a hypothetical five percent (5%) a year compounded monthly, every 1000 shares would become 1283 shares in five years, 1647 shares in ten years, 2114 shares in fifteen years.

Compounding does not protect against fluctuating bond prices, and a decline in value per share could negate the positive effect of growth in the number of shares owned. But time can mitigate loss, because it stands to reason: the more shares you have accumulated through reinvestment over time, the bigger the multiple that will be working for you when you decide to sell.

Whether you make money or lose money down the road when you do sell your shares, will depend on the number of shares you then own as well as the going resale price per share. So count the shares. And give it time.

Time is the soulmate of compound interest -- and the best friend a would-be saver's got.


--------------------------------------------------------------------------------


                                       43
467599.2

--------------------------------------------------------------------------------



                     Lebenthal New York Municipal Bond Fund
--------------------------------------------------------------------------------


                         TAXABLE EQUIVALENT YIELD TABLE

                          (New York State and Federal)


                             1. If Your Taxable Income Bracket Is . . .
Single                           $24,651              59,571              124,651             271,051
Return                            59,750             124,650              271,050            and over
Joint                             41,201              99,601              151,751             271,051
Return                            99,600             151,750              271,050            and over
                          2. Then Your Combined Income Tax Bracket Is . . .
Federal                            28.00%              31.00%               36.00%              39.60%
Tax Rate
State                               6.85%               6.85%                6.85%               6.85%
Tax Rate
Combined                           32.93%              35.73%               40.38%              43.74%
Marginal
Tax Rate
             3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
    Tax Exempt                             Equivalent Taxable Investment Yield
       Yield                                    With Taxable Income Yields
     4.75%                        7.08%               7.39%                7.97%               8.44%
     5.00%                        7.46%               7.78%                8.39%               8.89%
     5.25%                        7.83%               8.17%                8.81%               9.33%
     5.50%                        8.20%               8.56%                9.23%               9.78%
     5.75%                        8.57%               8.95%                9.64%              10.22%
     6.00%                        8.95%               9.34%               10.06%              10.67%



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                                       45
467599.2


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--------------------------------------------------------------------------------


                     Lebenthal New York Municipal Bond Fund
--------------------------------------------------------------------------------


                         TAXABLE EQUIVALENT YIELD TABLE

                   (Federal, New York State and New York City)


                                                  1. If Your Taxable Income Bracket Is . . .
Single                           $24,651              25,001               50,001              59,751      124,651          271,051
Return                            25,000              50,000               59,750             124,650      271,050         and over
Joint                             41,201              45,001               90,000              99,601      151,751          271,051
Return                            45,000              90,000               99,600             151,750      271,050         and over
                                              2. Then Your Combined Income Tax Bracket Is . . .
Federal                            28.00%              28.00%               28.00%              31.00%       36.00%           39.60%
Tax Rate
State                               6.85%               6.85%                6.85%               6.85%        6.85%            6.85%
Tax Rate
City                                3.76%               3.82%                3.88%               3.88%        3.88%            3.88%
Tax Rate
Combined                           35.64%              35.68%               35.73%              38.40%       42.87            46.08%
Marginal
Tax Rate
                                 3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
    Tax Exempt                                                  Equivalent Taxable Investment Yield
       Yield                                                        With Taxable Income Yields
     4.75%                         7.38%               7.39%                7.39%               7.71%         8.31%            8.81%
     5.00%                         7.77%               7.77%                7.78%               8.12%         8.75%            9.27%
     5.25%                         8.16%               8.16%                8.17%               8.52%         9.19%            9.74%
     5.50%                         8.55%               8.55%                8.56%               8.93%         9.63%           10.20%
     5.75%                         8.93%               8.94%                8.95%               9.33%        10.07%           10.66%
     6.00%                         9.32%               9.33%                9.34%               9.74%        10.50%           11.13%



To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.
--------------------------------------------------------------------------------


                                       46
467599.2

--------------------------------------------------------------------------------

                    Lebenthal New Jersey Municipal Bond Fund
--------------------------------------------------------------------------------


                         TAXABLE EQUIVALENT YIELD TABLE




                                                    1. If Your Taxable Income Bracket Is . . .
Single         $24,651              --           35,001         40,001         59,751          75,001        124,651      271,051
Return          35,000              --           40,000         59,750         75,000         124,650        271,050     and over
Joint           41,201          50,001           70,001         80,001         99,601         150,001        151,751      271,051
Return          50,000          70,000           80,000         99,600        150,000         151,750        271,050     and over
                                        2. Then Your Combined Income Tax Bracket Is . . .
Federal         28.00%          28.00%           28.00%         28.00%         31.00%          31.00%      36.00%          39.60%
Tax Rate
State            1.75%           2.45%            3.500%         5.53%          5.53%           6.37%      6.37%            6.37%
Tax Rate
Combined        29.26%          29.76%           30.52%         31.98%         34.81%          35.40%      40.08%          43.45%
Tax Rate


                                    3. Now Compare Your Tax Free Income Yields With Taxable Income Yields . . .
  Tax Exempt                                   Equivalent Taxable Investment Yield Required to Match Tax Exempt Yield
     Yield
     4.75%       6.72%           6.76%           6.84%         6.98%           7.29%            7.35%       7.93%           8.40%
     5.00%       7.07%           7.12%           7.20%         7.35%           7.67%            7.74%       8.34%           8.84%
     5.25%       7.42%           7.48%           7.56%         7.72%           8.05%            8.13%       8.76%           9.28%
     5.50%       7.78%           7.83%           7.92%         8.09%           8.44%            8.51%       9.18%           9.73%
     5.75%       8.13%           8.19%           8.28%         8.45%           8.82%            8.90%       9.60%          10.17%
     6.00%       8.48%           8.54%           8.64%         8.82%           9.20%            9.29%      10.01%          10.61%



To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.
--------------------------------------------------------------------------------


                                       47
467599.2

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                     [This Page Intentionally Left Blank.]

LEBENTHAL FUNDS, INC.
INDEPENDENT AUDITOR'S REPORT
-------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
LEBENTHAL FUNDS, INC.

We have audited the accompanying statements of assets and liabilities and the statements of investments of Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Municipal Bond Fund, and Lebenthal Taxable Municipal Bond Fund, series of Lebenthal Funds, Inc., as of November 30, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lebenthal New York Municipal Bond Fund, Lebenthal New Jersey Municipal Bond Fund, and Lebenthal Taxable Municipal Bond Fund, series of Lebenthal Funds, Inc. as of November 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
January 10, 1997

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                  RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (92.60%)
-------------------------------------------------------------------------------
$ 1,285,000  Monroe County, New York IDA Civic
             Facility (DePaul Community Facility),
             6.50%, due 02/01/24,
             (SONYMA Insured)                      $1,367,484    Aa
  2,290,000  New York, New York - Series C,
             General Obligation, 7.25%,
             due 08/15/24                           2,482,681   Baa1      BBB+
  2,400,000  New York State Dormitory Authority,
              7.40%, due 08/01/30, (FHA Insured)    2,698,776    Aa       AAA
  7,210,000  New York State Dormitory Authority
             (Highlands Center),
             6.60%, due 02/01/34, (FHA Insured)     7,747,649              AA
  2,330,000  New York State Dormitory Authority
             (Presbyterian Residential Community),
             6.50%, due 08/01/34, (FHA Insured)     2,479,376              AA
    750,000  New York State Dormitory Authority
             (State University Educational
             Facilities), 7.00%, due 05/15/16         807,023   Baa1      BBB+
  3,900,000  New York State Dormitory Authority
             (Nottingham Retirement Community),
             6.125%, due 07/01/25,
             (SONYMA Insured)                       4,036,461    Aa
  3,500,000  New York State Dormitory Authority
             (Jewish Geriatric - Long Island),
             7.35%, due 08/01/29, (FHA Insured)     3,974,985             AAA
  5,190,000  New York State Dormitory Authority
             (Niagara Frontier Home),
             6.40%, due 02/01/35, (FHA Insured)     5,499,895              AA
  4,755,000  New York State Dormitory Authority
             (Geneva Nursing Home II),
             6.20%, due 08/01/35, (FHA Insured)     4,962,033              AA
  3,500,000  New York State Dormitory Authority
             (Lakeside Memorial Hospital),
             6.00%, due 02/01/21, (FHA Insured)     3,598,910             AAA
  3,500,000  New York State Dormitory Authority
             (St. Johns Health),
             6.25%, due 02/01/36, (FHA Insured)     3,660,090              AA
  2,730,000  New York State Dormitory Authority
             (Jewish Home of Central New York),
             6.25%, due 07/01/25, (MBIA Insured)    2,942,476   Aaa
  1,000,000  New York State Dormitory Authority
             (Amsterdam Memorial Hospital),
             6.00%, due 08/01/35, (FHA Insured)     1,020,270             AAA
  2,400,000  New York State Dormitory Authority
             (W K Nursing Home Corporation),
             6.125%, due 02/01/36, (FHA Insured)    2,487,936             AAA
    970,000  New York State Dormitory Authority
             (Special Surgery),
             6.05%, due 08/01/36, (FHA Insured)       994,405    Aa
  3,000,000  New York State Dormitory Authority
             (New York Methodist Hospital),
             6.05%, due 02/01/34, (AMBAC Insured)   3,137,850   Aaa       AAA
  1,000,000  New York State Dormitory Authority
             (Grace Manor Health Care Facility),
             6.15%, due 07/01/18, (SONYMA Insured)  1,031,730    Aa
  1,000,000  New York State Dormitory Authority
             (St. Lukes Home Residential Health),
             6.375%, due 08/01/35, (FHA Insured)    1,051,680              AA

See Notes to Financial Statements.



LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$ 1,000,000  New York State Energy Research &
             Development Authority - Industrial
             Development & Pollution Control
             (Brooklyn Union and Gas),
             6.75%, due 02/01/24, (MBIA Insured)   $1,094,640    Aaa      AAA
  6,000,000  New York State Energy Research &
             Development Authority - Electric
             Facilities - (Consolidated Edison
             Company of New York),
             6.75%, due 01/15/27                    6,362,040     A1       A+
  1,000,000  New York State Energy Research &
             Development Authority - Electric
             Facilities - (Long Island Lighting),
             7.15%, due 02/01/22                    1,031,930    Ba1      BB+
    500,000  New York State Energy Research &
             Development Authority - Pollution
             Control - (Niagara Mohawk Power
             Corporation),
             6.625%, due 10/01/13, (FGIC Insured)     552,610    Aaa      AAA
  1,750,000  New York State Medical Hospital
             Nursing Facilities Finance Agency,
             6.60%, due 02/15/31, (FHA Insured)     1,877,803             AAA
  1,500,000  New York State Housing Finance
             Agency MHRB - Series C,
             6.50%, due 08/15/24, (FHA Insured)     1,554,000    Aa       AAA
  2,000,000  New York State Housing Finance Agency
             (Housing Project Meeting - Series A),
             6.125%, due 11/01/20, (FSA Insured)    2,053,620    Aaa      AAA
  2,515,000  New York State Housing Finance
             Agency (Multi-family Housing Meeting
             - Series C), 6.10%, due 08/15/28,
             (SONYMA Insured)                       2,543,998     Aa
  3,400,000  New York State Housing Finance
             Agency (Phillips Village Project -
             Series A), 7.75%, due 08/15/17,
             (FHA/SONYMA Insured)                   3,785,152     A
  6,750,000  New York State Medical Care
             Facilities Finance Agency - Series B,
             6.60%, due 08/15/34, (FHA Insured)     7,249,635    Aa        AA
    175,000  New York State Medical Care
             Facilities Finance Agency, Mental
             Health, 7.30%, due 02/15/21              193,452    Baa1     BBB+
  5,300,000  New York State Medical Care
             Facilities Finance Agency,
             6.90%, due 08/15/34,
             (AMBAC/FHA Insured)                    6,003,045    Aaa      AAA
  6,950,000  New York State Medical Care
             Facilities Finance Agency - Series C,
             6.375%, due 08/15/29, (FHA Insured)    7,308,620     Aa       AA
    500,000  New York State Medical Care
             Facilities Finance Agency (New York
             Downtown Hospital - Series A),
             6.70%, due 02/15/12                      519,335    Baa      BBB
  2,600,000  New York State Medical Care
             Facilities Finance Agency
             (New York Downtown Hospital -
             Series A), 6.80%, due 02/15/20         2,706,027    Baa      BBB
  2,505,000  New York State Medical Care
             Facilities Finance Agency
             (Mortgage Project - Series A),
             6.50%, due 02/15/35, (FHA Insured)     2,672,234     Aa       AA


See Notes to Financial Statements.



LEBENTHAL NEW YORK MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                              VALUE             STANDARD
  AMOUNT                                           (NOTE 1)   MOODY'S  & POOR'S
---------                                        ------------ -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$ 2,000,000  New York State Medical Care
             Facilities Finance Agency
             (Brookdale Hospital Medical Center
             - Series A), 6.80%, due 08/15/12    $  2,105,000    Baa      BBB
  2,550,000  New York State Medical Care
             Facilities Finance Agency
             (Brookdale Hospital Medical Center
             - Series A), 6.85%, due 02/15/17       2,683,544    Baa      BBB
  5,000,000  New York State Medical Care
             Facilities Finance Agency
             (Mortgage Project - Series D),
             6.375%, due 02/15/35, (FHA Insured)    5,259,050    Aa        AA

             TOTAL MUNICIPAL BONDS
             (COST $106,400,421)                  113,537,445


COMMERCIAL PAPER (0.11%)
-------------------------------------------------------------------------------
    145,000  Ford Motor Credit Company, 5.40%,
             due 12/03/96                             145,000
             (COST $145,000)


  Shares
----------
CLOSED-END FUNDS (5.39%)
-------------------------------------------------------------------------------
    133,663  Munivest New York Insured Fund         1,595,602
     25,853  Muniyield New York Insured Fund          387,795
    332,855  Muniyield New York Insured Fund II     4,368,722
     10,000  Muniyield New York Insured Fund III      130,000
     11,000  Taurus Muni New York Holdings            122,375

             TOTAL CLOSED-END FUNDS
               (COST $6,510,648)                    6,604,494

             TOTAL INVESTMENTS (98.10%)
               (COST $113,056,069#)               120,286,939

             CASH AND OTHER ASSETS, NET OF
               LIABILITIES (1.90%)                  2,324,374

             NET ASSETS (100.00%)                $122,611,313



# Aggregate cost for federal income tax purposes is $113,060,233. Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $7,234,656 and $7,950 respectively, resulting in net unrealized appreciation of $7,226,706.

KEY:
AMBAC = Ambac Indemnity Corporation FGIC = Federal Guaranty Insurance Corporation FHA = Federal Housing Administration MBIA = Municipal Bond Insurance Association MHRB = Multi-family Housing Revenue Bond SONYMA = State of New York Mortgage Agency


See Notes to Financial Statements.



LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (84.62%)
-------------------------------------------------------------------------------
$   100,000  Brick Township New Jersey Municipal
             Utilities Authority, 5.00%,
             due 12/01/16, (FGIC Insured)            $ 95,733    Aaa      AAA
    125,000  Cape May County, New Jersey
             Industrial Pollution Control Financing
             Authority Atlantic City Electric
             Company Project A,
             7.20%, due 11/01/29, (MBIA Insured)      145,746    Aaa      AAA
     70,000  Essex County, New Jersey Import
             Authority Orange School District -
             Series A, 6.95%, due 07/01/14,
             (MBIA Insured)                            80,508    Aaa      AAA
    100,000  Gloucester County New Jersey
             Utilities Authority, 5.45%,
             due 01/01/24, (MBIA Insured)              99,295    Aaa      AAA
    100,000  Irvington, New Jersey Housing &
             Mortgage Finance Authority, 6.50%,
             due 02/01/24, (FHA Insured)              103,470             AAA
    300,000  Middlesex County New Jersey Import
             Authority, 5.90%, due 9/15/21            306,780     A1       A+
    100,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue - American Airlines Inc.
             Project, 7.10%, due 11/01/31             107,544    Baa2     BB+
    250,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue - Bancroft Incorporated
             Obligation Group, 6.05%,
             due 12/01/25, (Connie Lee Insured)       259,150             AAA
    150,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue Refunding - Burlington
             Coat Factory, LOC First Fidelity
             Bank, 6.125%, due 09/01/10               158,481    Aa3
    150,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue - W.Y. Urban Holding
             Company, LOC NatWest Bank, Jersey
             City, 6.50%, due 06/01/15                159,416              A
    200,000  New Jersey Economic Development
             Authority, Economic Development
             Revenue Health Village Project,
             LOC First Union, 6.00%,
             due 05/01/16                             205,462              A+
    100,000  New Jersey Economic Development
             Authority, Pollution Control
             Revenue PSE&G Co. Project, 6.40%,
             due 05/01/32, (MBIA Insured)             107,228    Aaa      AAA
    100,000  New Jersey Economic Development
             Authority, Water Facilities Revenue
             Project A, 6.875%, due 11/01/34,
             (FGIC Insured)                           111,122    Aaa      AAA
    100,000  New Jersey Economic Development
             Authority Revenue Sewer Facilities-
             Anheuser-Busch Project, 5.85%,
             due 12/01/30                             100,080    A1       AA-
     85,000  New Jersey Health Care Facilities
             Financing Authority - Irvington
             General Hospital Issue - Series 1994,
             6.40%, due 08/01/25, (FHA Insured)        88,344             AAA


See Notes to Financial Statements.



LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$   125,000  New Jersey Health Care Facilities
             Financing Authority - General
             Hospital Center at Passaic, 6.75%,
             due 07/01/19, (FSA Insured)            $ 140,385    Aaa      AAA
    100,000  New Jersey Health Care Facilities
             Financing Authority Revenue Monmouth
             Medical Center Issue - Series C,
             6.25%, due 7/01/24 (FSA Insured)         106,909    Aaa      AAA
    150,000  New Jersey Health Care Facilities
             Financing Authority Revenue
             St. Joseph's Hospital & Medical
             Center, 6.00%, due 7/01/26
             (Connie Lee Insured)                     155,056             AAA
    100,000  New Jersey Economic Development
             Authority Revenue Economic Growth
             - Series D, LOC NatWest Bank,
             Jersey City, 6.55%, due 08/01/14         105,634              A
    150,000  New Jersey State Education
             Facilities Authority - Trenton
             State College - Series E, 6.00%,
             due 07/01/19, (AMBAC Insured)            155,818    Aaa      AAA
    100,000  New Jersey State Education
             Facilities Authority - New Jersey
             Institute Technology Issue -
             Series A, 6.00%, due 07/01/24,
             (MBIA Insured)                           104,668    Aaa      AAA
    125,000  New Jersey State Housing & Mortgage
             Finance Agency MHRB Refunding -
             Presidential Plaza, 7.00%,
             due 05/01/30, (FHA Insured)              134,336             AAA
    300,000  New Jersey State Housing & Mortgage
             Finance Agency MHRB Series A, 6.05%,
             due 11/01/20, (AMBAC Insured)            307,440    Aaa      AAA
    100,000  New Jersey State Housing & Mortgage
             Finance Agency MHRB Series A, 6.25%,
             due 05/01/28 (AMBAC Insured)             102,372    Aaa      AAA
    125,000  New Jersey State Housing & Mortgage
             Finance Agency Revenue Housing -
             Series A, HUD Section 8, 6.95%,
             due 11/01/13                             133,251              A+
    150,000  New Jersey State Housing & Mortgage
             Finance Agency - Home Buyers -
             Series O, 6.35%, due 10/01/27,
             (MBIA Insured), Subject to AMT           154,149    Aaa      AAA
    250,000  New Jersey State Housing & Mortgage
             Finance Agency - Home Buyers -
             Series Q, 5.875%, due 04/01/17,
             (MBIA Insured), Subject to AMT           251,520    Aaa      AAA
    140,000  Newark, New Jersey Housing Finance
             Corporation Mortgage Revenue,
             Refunding-HUD Section 8-Manor
             Apartments-A, 7.50%, due 02/15/24,
             (FHA Insured)                            152,753             AAA
    100,000  Puerto Rico Housing Bank & Finance
             Agency Single Family Mortgage
             Affordable Housing Mortgage -
             Portfolio I, 6.25%, due 04/01/29,
             (GNMA/FNMA/FHLMA Insured),
             Subject to AMT                           102,282    Aaa      AAA
     50,000  Salem County, New Jersey Industrial
             Pollution Control Financing Authority
             Refunding, 5.55%, due 11/01/33,
             (MBIA Insured)                            49,379    Aaa      AAA
    100,000  Scotch Plains Township, New Jersey
             Senior Citizen Housing Corporation,
             5.75%, due 09/01/23                      100,742     Aa       AA

             TOTAL MUNICIPAL BONDS
               (COST $4,172,484)                    4,385,053


See Notes to Financial Statements.



LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
 COMMERCIAL PAPER (2.62%)
-------------------------------------------------------------------------------
$   136,000  Ford Motor Credit Company,
             5.29%, due 12/10/96                   $  136,000

             (COST $136,000)


  Shares
----------
CLOSED-END FUNDS (8.77%)
-------------------------------------------------------------------------------
     18,995  Munivest New Jersey Fund                 232,689
     15,300  Muniyield New Jersey Fund                221,850

             TOTAL CLOSED-END FUNDS
               (COST $442,605)                        454,539

             TOTAL INVESTMENTS (96.01%)
               (COST $4,751,089#)                   4,975,592

             CASH AND OTHER ASSETS, NET OF
               LIABILITIES (3.99%)                    206,557

             NET ASSETS (100.00%)                  $5,182,149


# Aggregate cost for federal income tax purposes is identical. Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $225,609 and $1,106, respectively, resulting in net unrealized appreciation of $224,503.

KEY:
AMBAC = Ambac Indemnity Corporation AMT = Alternative Minimum Tax FGIC = Federal Guaranty Insurance Corporation FHA = Federal Housing Authority FHLMA = Federal Home Loan Mortgage Association FSA = Financial Security Assurance, Inc.
CONNIE LEE = College Construction Loan Insurance Association
FNMA       = Federal National Mortgage Association
GNMA       = Government National Mortgage Association
HUD        = Housing and Urban Development
LOC        = Letter of Credit
MBIA       = Municipal Bond Insurance Association
MHRB       = Multi-family Housing Revenue Bond


See Notes to Financial Statements.



LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (84.65%)
-------------------------------------------------------------------------------
$   150,000  All Saints Health System,
             9.00%, due 08/15/24, (MBIA Insured)   $  166,063    Aaa      AAA
    385,000  Baltimore, Maryland - Series B,
             General Obligation, 7.90%,
             due 10/15/16, (FGIC Insured)             406,541    Aaa      AAA
  1,100,000  Bastrop, Texas Economic Development
             Corporation,8.00%, due 08/15/16        1,133,440             BBB+
    100,000  Buffalo, New York - Series F, 9.05%,
             due 02/01/15, (AMBAC Insured)            107,038    Aaa      AAA
    240,000  California Housing Finance Agency -
             Series C, 8.10%, due 02/01/37,
             (AMBAC Insured)                          249,804    Aaa      AAA
  2,000,000  Compton, California Community
             Redevelopment Agency - Series C,
             Tax Allocation, 0.00%, due 08/01/22,
             (FSA Insured)                            311,200    Aaa      AAA
    150,000  Connecticut State Health and
             Educational Facilities, Maefair
             Health Care, 9.20%, due 11/01/24         177,628    A1       AA-
    125,000  Connecticut State Health and
             Educational Facilities, Laurelwood,
             9.36%, due 11/01/24                      142,786    A1       AA-
    150,000  Connecticut State Health and
             Educational Facilities, Shady Knoll
             Center, 8.90%, due 11/01/24              172,444    A1       AA-
    255,000  Connecticut State Housing Finance
             Authority - Series F, 9.25%,
             due 05/15/27                             288,321    Aa       AA
    200,000  Connecticut State Housing Finance
             Authority - Series G, 7.625%,
             due 05/15/21                             197,050    Aa       AA
    100,000  Connecticut State Development
             Authority - Sub series B1,
             8.50%, due 08/15/14                      105,540             A+
    125,000  Conyers, Georgia Water & Sewer -
             Series B, 8.75%, due 07/01/15,
             (AMBAC Insured)                          136,474    Aaa      AAA
    250,000  Cuyahoga County, Ohio Economic
             Development - Series A,
             8.625%, due 06/01/22                     272,685     A
    200,000  Florida Housing Finance Agency -
             Taxable Housing Mariner Club,
             8.25%, due 09/01/15 (AMBAC Insured)      210,714    Aaa      AAA
  1,230,000  Harrisburg, Pennsylvania -
             Series A, General Obligation,
             0.00%, due 04/01/18, (AMBAC Insured)     263,072    Aaa      AAA
  1,165,000  Harrisburg, Pennsylvania -
             Series A, General Obligation,
             0.00%, due 04/01/19, (AMBAC Insured)     231,800    Aaa      AAA
    350,000  Harrison County, Mississippi -
             Series A, General Obligation,
             7.75%, due 04/01/16, (MBIA Insured)      355,043    Aaa
    150,000  Idaho Housing Agency, HUD Section 8,
             8.50%, due 07/01/09                      157,953     A
    150,000  Illinois Housing Development
             Authority, 8.64%, due 12/01/21,
             (AMBAC Insured)                          159,445    Aaa      AAA


See Notes to Financial Statements.



LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------

$ 2,180,000  Kern County, California Pension
             Obligation, 0.00%, due 08/15/18,
             (MBIA Insured)                        $  471,316    Aaa      AAA
    325,000  Maryland State Community Development
             Administration, 9.10%, due 05/15/10,
             (MHF Insured)                            352,060     Aa
    150,000  Memorial Health System, 8.375%,
             due 10/01/20, (MBIA Insured)             160,611    Aaa      AAA
    200,000  Michigan State Housing Development
             Authority - Series A, 8.30%,
             due 11/01/15, (AMBAC Insured)            214,568    Aaa      AAA
    190,000  Minnesota State Housing Finance
             Agency - Series A, 8.70%,
             due 08/01/22                             196,798     Aa      AA
     60,000  Minnesota State Housing Finance
             Agency - Series B, 8.00%,
             due 02/01/18                              61,729             AA
     50,000  Minnesota State Housing Finance
             Agency, 8.05%, due 01/01/12               50,926     Aa      AA+
    600,000  Mississippi Hospital Equipment and
             Facilities, 9.10%, due 04/01/06          629,160    Baa
     90,000  New Hampshire State Housing and
             Finance Authority - Series C,
             9.40%, due 07/01/14                      100,956     Aa
    240,000  New Jersey State Housing and
             Mortgage Finance Agency - Series E,
             8.95%, due 11/01/12                      257,179             A+
    180,000  New York, New York - Series D,
             General Obligation, 9.625%,
             due 08/01/10                             198,936    Baa1     BBB+
    250,000  New York State Environmental
             Facilities - Series A,
             9.625%, due 03/15/21                     277,473    Baa1     BBB
    300,000  New York State Housing Finance
             Agency - Series B, 8.25%,
             due 05/15/35, (FHA Insured)              308,223             AAA
    350,000  New York State Housing Finance
             Agency Revenue - Taxable Multi -
             family Housing, 8.11%, due 11/15/38,
             (FHA Insured)                            354,830             AAA
    110,000  New York State Housing Finance
             Agency - Series B, Service Contract
             Obligation, 8.60%, due 03/15/04          118,608    Baa1     BBB
    100,000  Pittsburgh, Pennsylvania Urban
             Redevelopment Authority, 9.07%,
             due 09/01/14, (FSA Insured)              114,457    Aaa      AAA
    300,000  Sacramento County, California,
             0.00%, due 08/15/21, (MBIA Insured)      267,969    Aaa      AAA
    120,000  Southeastern Pennsylvania Transit
             Authority - Series B, 8.75%,
             due 03/01/20, (FGIC Insured)             133,657    Aaa      AAA
    300,000  Tampa, Florida Sports Authority,
             8.07%, due 10/01/26, (MBIA Insured)      314,520    Aaa      AAA
    375,000  Texas State Department of Housing &
             Community Affairs - Series C1,
             7.76%, due 09/01/17, (MBIA Insured)      385,388    Aaa      AAA


See Notes to Financial Statements.



LEBENTHAL TAXABLE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                                                   RATINGS
                                                              -----------------
   FACE                                               VALUE            STANDARD
  AMOUNT                                            (NOTE 1)  MOODY'S  & POOR'S
---------                                          ---------- -------  --------
MUNICIPAL BONDS (Continued)
-------------------------------------------------------------------------------
$   300,000  Texas State Veterans Housing,
             General Obligation,
             7.35%,due 12/01/21                    $  300,459    Aa       AA
  1,050,000  United Nations Development
             Corporation, 8.80%, due 07/01/26       1,102,983     A
    365,000  Virginia State Housing Development
             Authority - Series A, Multi-family,
             8.125%, due 11/01/15                     385,093    Aa       AA+
    350,000  Wisconsin Housing & Economic
             Development Authority - Series H,
             7.875%, due 03/01/26                     361,337    Aa       AA

             TOTAL MUNICIPAL BONDS
               (COST $11,755,507)                  12,364,277


GOVERNMENTAGENCY (4.77%)
-------------------------------------------------------------------------------
    650,000  Tennesse Valley Authority, 8.625%,
             due 11/15/29                             697,743    Aaa      AAA
             (COST $702,072)


  Shares
----------
CLOSED-END FUNDS (8.84%)
-------------------------------------------------------------------------------
     94,016  BlackRock Income Trust                   599,352
     73,771  Hyperion Total Return                    691,603

             TOTAL CLOSED-END FUNDS
               (COST $1,260,237)                    1,290,955

             TOTAL INVESTMENTS (98.26%)
               (COST $13,717,816#)                 14,352,975

             CASH AND OTHER ASSETS, NET OF
               LIABILITIES (1.74%)                    254,210

             NET ASSETS (100.00%)                 $14,607,185


# Aggregate cost for federal income tax purposes is $13,723,674. Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $653,869 and $24,568, respectively, resulting in net unrealized appreciation of $629,301.

KEY:
AMBAC = Ambac Indemnity Corporation FGIC = Federal Guaranty Insurance Corporation FHA = Federal Housing Authority FSA = Financial Security Assurance, Inc. HUD = Housing and Urban Development MBIA = Municipal Bond Insurance Association MHF = Maryland Housing Fund


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                          LEBENTHAL    LEBENTHAL     LEBENTHAL
                                           NEW YORK   NEW JERSEY       TAXABLE
                                          MUNICIPAL    MUNICIPAL     MUNICIPAL
                                          BOND FUND    BOND FUND     BOND FUND
                                       -------------  -----------  ------------
ASSETS
Investment in securities at value
  (cost $113,056,069, $4,751,089
  and $13,717,816)                     $120,286,939   $4,975,592   $14,352,975
Cash                                         14,160       27,664            --
Receivables:
  Securities sold                                --           --       217,613
  Capital shares sold                       761,752      187,572        80,419
  Interest                                2,161,142       64,023       221,814
  Due from Manager                               --       49,007        46,465
Deferred organization expenses                   --       15,491        12,498

    Total assets                        123,223,993    5,319,349    14,931,784

LIABILITIES
Payables:
  Securities purchased                           --       98,569            --
  Capital shares redeemed                   143,896           --       155,168
  Dividends declared                        312,654       13,709        56,156
  Due to custodian                               --           --        78,871
  Distribution fee payable (Note 3)          24,867           --            --
  Management fee payable (Note 2)            22,967           --            --
  Administration fee payable                 11,867          486         1,304
  Accrued Directors' fees                     2,400           83           227
Accrued expenses and other liabilities       94,029       24,353        32,873

    Total liabilities                       612,680      137,200       324,599

NET ASSETS                              122,611,313    5,182,149    14,607,185

NET ASSETS consist of:
Par value                                    15,157          769         2,049
Paid in capital                         117,287,722    5,250,373    14,429,004
Undistributed investment income - net         9,452           --            --
Accumulated net realized loss on
  investments                            (1,931,888)    (293,496)     (459,027)
Unrealized appreciation on
  investments - net                       7,230,870      224,503       635,159

    Total net assets                   $122,611,313   $5,182,149   $14,607,185

Shares outstanding (Note 4)              15,156,501      768,861     2,049,233
Net asset value, and redemption
  price per share                      $       8.09   $     6.74   $      7.13
Maximum offering price per share*      $       8.47   $     7.06   $      7.47


* The sales charge is 4.5% of the offering price on a single sale of less than $50,000, reduced on sales of $50,000 or more and certain other sales.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
-------------------------------------------------------------------------------

                                          LEBENTHAL    LEBENTHAL     LEBENTHAL
                                           NEW YORK   NEW JERSEY       TAXABLE
                                          MUNICIPAL    MUNICIPAL     MUNICIPAL
                                          BOND FUND    BOND FUND     BOND FUND
                                         -----------  -----------  ------------
INVESTMENT INCOME
Income:
  Interest .                             $6,644,669     $230,296     $ 897,359
  Dividends                                 517,860       25,442        75,365

    Total income                          7,162,529      255,738       972,724

Expenses:
  Management fee (Note 2)                   266,395       10,708        30,632
  Distribution fee (Note 3)                 286,119       10,708        30,632
  Administration fee                        144,407        5,398        15,311
  Shareholder servicing and related
    shareholder expenses                    188,603       34,728        40,527
  Custodian fee                             124,143        1,759         3,552
  Interest                                   68,025          456         1,629
  Legal, compliance and filing fees          78,124       15,626        14,322
  Audit and accounting fees                  58,991       48,238        54,064
  Directors' fees                            15,014          557         1,618
  Amortization of organization expenses       8,646        7,766         6,266
  Other                                       9,257        1,076         1,582

    Total expenses                        1,247,724      137,020       200,135

  Less:  Reimbursement of expenses by
           Manager (Note 2)                      --      (88,736)      (64,239)
         Fees waived by Manager and
           Distributor (Notes 2 and 3)           --      (21,416)      (61,264)
         Fees paid indirectly (Note 1)         (945)      (1,200)       (1,272)

    Net expenses                          1,246,779       25,668        73,360

Net investment income                     5,915,750      230,070       899,364

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments     967,689      (14,767)     (222,798)
Change in unrealized appreciation of
  investments                               177,568       48,013       153,567
Net realized and unrealized gain/(loss)
  on investments                          1,145,257       33,246       (69,231)
Increase in net assets from operations   $7,061,007     $263,316     $ 830,133


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED NOVEMBER 30, 1996 AND 1995
-------------------------------------------------------------------------------

                                             LEBENTHAL NEW YORK MUNICIPAL    LEBENTHAL NEW JERSEY MUNICIPAL
                                                        BOND FUND                       BOND FUND
                                            -------------------------------  ------------------------------
                                                  1996            1995            1996           1995
                                            --------------  ---------------  -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income                   $  5,915,750    $  5,069,127      $  230,070     $  134,992
    Net realized gain (loss) on investments      967,689       1,283,011         (14,767)        36,790
    Change in unrealized appreciation            177,568      11,953,235          48,013        221,012

  Increase in net assets from operations       7,061,007      18,305,373         263,316        392,794
  Dividends from net investment income        (5,907,035)*    (5,069,127)**     (230,070)*     (134,992)**
  Capital share transactions (Note 4)         15,455,986      17,016,993       1,791,020        954,934
  Capital contribution (Note 2)                  422,268              --              --             --

    Total increase                            17,032,226      30,253,239       1,824,266      1,212,736

  Net assets:
    Beginning of year                        105,579,087      75,325,848       3,357,883      2,145,147
    End of year                             $122,611,313    $105,579,087      $5,182,149     $3,357,883


* 99.62% and 98.67% designated as exempt interest dividends for federal income tax purposes for New York Municipal Bond Fund and New Jersey Municipal Bond Fund, respectively.

** 100.00% designated as exempt interest dividends for federal income tax purposes.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED NOVEMBER 30, 1996 AND 1995
-------------------------------------------------------------------------------

                                                  LEBENTHAL TAXABLE MUNICIPAL
                                                           BOND FUND
                                                 ----------------------------
                                                      1996           1995
                                                 ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income                        $   899,364     $  352,886
    Net realized gain (loss) on investments         (222,798)        10,392
    Change in unrealized appreciation                153,567        585,669

  Increase in net assets from operations             830,133        948,947
  Dividends from net investment income              (899,364)      (352,886)
  Capital share transactions (Note 4)              5,990,459      5,099,617

      Total increase                               5,921,228      5,695,678

  Net assets:
    Beginning of year                              8,685,957      2,990,279
    End of year                                  $14,607,185     $8,685,957


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
-------------------------------------------------------------------------------

                                                                 LEBENTHAL NEW YORK
                                                                MUNICIPAL BOND FUND
                                           ---------------------------------------------------------
                                                              YEAR ENDED NOVEMBER 30,
                                           ---------------------------------------------------------
                                               1996        1995       1994#      1993       1992
                                           ----------  ---------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $ 7.99      $ 6.84     $ 8.03     $ 7.54      $ 7.19

Income from investment operations:
Net investment income                          0.41        0.43       0.41       0.44        0.47
Net realized and unrealized gain (loss)
  on investments                               0.10        1.15      (1.15)      0.50        0.35

Total from investment operations               0.51        1.58     ( 0.74)      0.94        0.82

Less distributions:
Dividends from net investment income          (0.41)      (0.43)     (0.41)     (0.44)      (0.47)
Distributions from net realized gain on
  investments                                    --          --      (0.04)     (0.01)         --
Total distributions                           (0.41)      (0.43)     (0.45)     (0.45)      (0.47)
Net asset value, end of period               $ 8.09      $ 7.99     $ 6.84     $ 8.03      $ 7.54

TOTAL RETURN
  (without deduction of sales load)            6.63%*     23.56%     (9.62%)    12.63%      11.68%
Ratios/Supplemental Data
Net assets, end of period (000)            $122,611    $105,579    $75,326    $80,727     $39,350

RATIOS TO AVERAGE NET ASSETS:
  Expenses                                     1.09%       0.99%      0.64%**    0.20%**     0.17%**
  Net investment income                        5.17%       5.63%      5.44%      5.42%       6.08%
Portfolio turnover                            45.92%     148.88%    192.91%      7.88%       8.14%


# Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.

* Includes the effect of a capital contribution from the Fund's Manager. Without the capital contribution the total return would have been 6.24%.

** If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.10%, 1.12%, and 1.44% for the periods ended November 30, 1994,1993, and 1992, respectively.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
-------------------------------------------------------------------------------

                                                 LEBENTHAL NEW JERSEY                LEBENTHAL TAXABLE
                                                  MUNICIPAL BOND FUND               MUNICIPAL BOND FUND
                                            -------------------------------  --------------------------------
                                                YEAR ENDED NOVEMBER 30,           YEAR ENDED NOVEMBER 30,
                                            -------------------------------  --------------------------------
                                               1996       1995      1994#*      1996       1995      1994#*
                                            ----------  --------  ---------  ----------  --------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $ 6.70     $ 5.95     $ 7.16     $ 7.22     $ 6.34     $ 7.16

Income from investment operations:
Net investment income                          0.36       0.36       0.32       0.52       0.53       0.44
Net realized and unrealized gain (loss)
  on investments                               0.04       0.75      (1.21)     (0.09)      0.88      (0.82)
Total from investment operations               0.40       1.11      (0.89)      0.43       1.41      (0.38)
Less distributions:
Dividends from net investment income          (0.36)     (0.36)     (0.32)     (0.52)     (0.53)     (0.44)
Net asset value, end of period               $ 6.74     $ 6.70     $ 5.95     $ 7.13     $ 7.22     $ 6.34

TOTAL RETURN
  (without deduction of sales load)            6.18%     19.10%    (12.70%)     6.35%     23.11%     (5.45%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)              $5,182     $3,358     $2,145    $14,607     $8,686     $2,990
Ratios to average net assets:
  Expenses ##                                  0.63%**    0.60%      0.60%      0.61%**    0.60%      0.60%
  Net investment income                        5.37%      5.64%      4.97%      7.34%      7.57%      6.74%
Portfolio turnover                            28.56%     61.69%    291.60%     44.46%     84.74%     93.73%


# Effective August 15, 1994, the investment advisor changed to Lebenthal Asset Management, Inc.

*   Fund commenced operations on December 1, 1993.

## If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 3.20%, 4.13%, and 4.83% for the periods ended November 30, 1996, 1995 and 1994, respectively, for the New Jersey Bond Fund; and 1.63%, 2.59%, and 3.60% for the periods ended November 30, 1996, 1995 and 1994, respectively, for the Taxable Bond Fund.

** Includes fees paid indirectly of 0.03% and 0.01% for the New Jersey Bond Fund and Taxable Bond Fund, respectively.


See Notes to Financial Statements.



LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES
Lebenthal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of Lebenthal New York Municipal Bond Fund (the "New York Bond Fund"), Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Bond Fund") and Lebenthal Taxable Municipal Bond Fund (the "Taxable Bond Fund"). Its financial statements are prepared in accordance with generally accepted accounting principles as follows:

A) VALUATION OF SECURITIES -
     Municipal obligations are stated on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The valuations provided by such pricing services are based upon fair market value determined most likely on the basis of the factors listed above. If a pricing service is not used, municipal obligations are valued at quoted prices provided by municipal bond dealers. Other securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in sixty (60) days or less are stated at amortized cost, which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

B) FEDERAL INCOME TAXES -
     It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt and taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

C) DIVIDENDS AND DISTRIBUTIONS -
     Dividends from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments, are made after the close of the Fund's fiscal year, as declared by the Fund's Board of Directors.

D) ORGANIZATIONAL EXPENSES -
     Costs incurred in connection with the organization of each Fund and their initial registration are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

E) GENERAL -
     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities.



SUMMARY OF ACCOUNTING POLICIES (CONTINUED)
F) FEES PAID INDIRECTLY -
     Funds leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expense, and reflect the amount of such credits as a reduction in total expenses.

G) BANK LOANS -
     During the year ended November 30, 1996, the New York Bond Fund periodically borrowed amounts from a bank. Interest paid on borrowings reduces net income. During the year ended November 30, 1996, the New York Bond Fund had average daily borrowings of $796,734 at an average interest rate of 8.31%.

H) ESTIMATES -
     The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Under the Management Contract the Funds pay a management fee to Lebenthal Asset Management, Inc. (its Manager), equal to 0.25% of each Fund's average daily net assets up to $50 million; 0.225% of such assets between $50 million and $100 million; and 0.20% of such assets in excess of $100 million. The Manager manages the portfolio of securities of each Fund and makes decisions with respect to the purchase and sale of investments. The Manager has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the year ended November 30, 1996, the Manager voluntarily waived management fees of $10,708 and $30,632 for the New Jersey Bond Fund and the Taxable Bond Fund, respectively. In addition, although not required to do so, the Manager has agreed to reimburse expenses for the New Jersey Bond Fund and the Taxable Bond Fund amounting to $88,736 and $64,239, respectively.

Lebenthal & Co., Inc. retained commissions of $566,362 from the sales of shares of the Company.

The Directors of the Company who are unaffiliated with the Manager or the Distributor are paid $2,000 per annum plus $500 per meeting attended.

Included in the Statement of Changes in Net Assets of the New York Municipal Bond Fund is a reimbursement of $422,268 from the Fund's Manager representing a loss on a security purchased in excess of a regulatory limitation.



LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

3. DISTRIBUTION PLAN
Pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Company and Lebenthal & Co., Inc. (the Distributor) have entered into a Distribution Agreement. For its services under the Distribution Agreement, the Distributor receives from each Fund a fee equal to 0.25% of the Fund's average daily net assets. For the year ended November 30, 1996, the Distributor voluntarily waived fees of $10,708 and $30,632 from the New Jersey Bond Fund and the Taxable Bond Fund, respectively. There were no additional expenses borne by the Company pursuant to the Distribution Plan.

4. CAPITAL STOCK
At November 30, 1996, there were 20,000,000,000 shares of $0.001 par value stock authorized. Transactions in capital stock were as follows:


                            LEBENTHAL NEW YORK           LEBENTHAL NEW YORK
                            MUNICIPAL BOND FUND          MUNICIPAL BOND FUND
                                 YEAR ENDED                   YEAR ENDED
                             NOVEMBER 30, 1996            NOVEMBER 30, 1995
                        --------------------------  ---------------------------
                           SHARES        AMOUNT         SHARES        AMOUNT
                        -----------  -------------  ------------  -------------
Sold                     3,470,847   $ 27,552,574     3,626,833   $ 27,728,133
Issued as reinvestment
  of dividends             665,870      5,256,989       584,439      4,424,986
Redeemed                (2,196,989)   (17,353,577)   (2,011,809)   (15,136,126)
Net increase             1,939,728   $ 15,455,986     2,199,463   $ 17,016,993



                             LEBENTHAL NEW JERSEY        LEBENTHAL NEW JERSEY
                              MUNICIPAL BOND FUND         MUNICIPAL BOND FUND
                                   YEAR ENDED                  YEAR ENDED
                               NOVEMBER 30, 1996           NOVEMBER 30, 1995
                           ------------------------   -------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Sold                        392,200    $ 2,608,455      320,760    $ 2,060,689
Issued as reinvestment
  of dividends               31,934        211,384       18,321        118,158
Redeemed                   (156,189)    (1,028,819)    (198,975)    (1,223,913)
Net increase                267,945    $ 1,791,020      140,106    $   954,934



                               LEBENTHAL TAXABLE          LEBENTHAL TAXABLE
                              MUNICIPAL BOND FUND        MUNICIPAL BOND FUND
                                   YEAR ENDED                 YEAR ENDED
                               NOVEMBER 30, 1996          NOVEMBER 30, 1995
                          -------------------------   -------------------------
                            SHARES         AMOUNT       SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Sold                      1,164,585    $ 8,169,453      928,692    $ 6,373,549
Issued as reinvestment
  of dividends              102,059        708,161       39,468        270,713
Redeemed                   (420,759)    (2,887,155)    (236,166)    (1,544,645)
Net increase                845,885    $ 5,990,459      731,994    $ 5,099,617



5. INVESTMENT TRANSACTIONS
Purchases of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term debt obligations and government securities having maturities of one year or less, were $61,243,971, $2,782,508, and $10,991,825, respectively. Sales of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term obligations, were $52,970,185, $1,174,893, and $5,415,249, respectively.

6. FEDERAL INCOME TAXES
Tax basis capital losses which may be carried forward to offset future capital gains through November 30, 2004 amounted to $1,927,724, $293,496 and $453,168 for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, respectively.

7. CONCENTRATION OF CREDIT RISK
The New York Bond Fund invests primarily in obligations of political subdivisions of the state of New York and the New Jersey Bond Fund invests primarily in obligations of political subdivisions of the state of New Jersey and accordingly these funds are subject to the risk associated with the non-performance of such issuers. Each Fund maintains a policy of monitoring its exposure by reviewing the creditworthiness of the issuers, as well as that of financial institutions issuing letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.

                           PART C - OTHER INFORMATION

Item 24.          Financial Statements and Exhibits.

(A)       Financial Statements.

          Included in Prospectus Part A:

             (1)  Financial Highlights

             (2)  Table of Fees and Expenses

          Included in Statement of Additional Information Part B:

             (1) Report of McGladrey & Pullen LLP, independent certified public accountants, dated January 10, 1997.

             (2) Statements of Assets and Liabilities (audited), dated November 30, 1996.

             (3) Statements of Investments (audited).

             (4) Statements of Operations (audited).

             (5) Statements of Changes in Net Assets (audited).

             (6) Notes to Financial Statements.


             (7) Unaudited Balance Sheet as of May 30, 1996.


(B) Exhibits.

++                (1)      Articles of Incorporation of the Registrant.

++                (2)      By-laws of the Registrant.

                  (3)      Not applicable.

++                (4)      Form of certificate for shares of Common Stock, par
                           value $.001 per share, of the Registrant.


--------------


++ Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997 and is incorporated herein by reference.


                                       C-1
466160.2

*****   (5.2)  Management Agreement between the Registrant and Lebenthal Asset
               Management, Inc., for the Lebenthal New York Municipal Bond Fund portfolio.

*****  (5.2.1) Management Agreement between the Registrant and Lebenthal Asset
               Management, Inc., for the Lebenthal New Jersey Municipal Bond Fund portfolio.

*****  (5.2.2) Management Agreement between the Registrant and Lebenthal Asset
               Management, Inc., for the Lebenthal Taxable Municipal Bond Fund portfolio.

          (6) See Distribution Agreement filed as Exhibits 15.2.1, 15.2.2 and 15.2.3.

          (7) Not applicable.

*****   (8.1)  Custody Agreement between the Registrant and IFTC.

*****   (8.2)  Investment Accounting Agreement between the Registrant and IFTC.

*****   (8.3)  Transfer Agency and Service Agreement between the Registrant and
               State Street Bank and Trust Company.

*****     (9)  Administration Agreement between the Registrant and State Street
               Bank and Trust Company.

++     (10.1)  Opinion of Battle Fowler LLP, as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the heading
               "Federal Income Taxes" and "New York Income Taxes" in the
               Prospectus and Statement of Additional Information, and under the heading "Counsel and Auditors" in the Statement of Additional
               Information.

++     (10.2)  Opinion of McCarter & English, as to the New Jersey law,
               including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus.


--------------------

***** Filed with Post-Effective Amendment No. 11 to said Registration Statement on March 29, 1996 and is incorporated herein by reference.


++ Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997 and is incorporated herein by reference.


                                       C-2
466160.2

#       (11.1)   Consent of McGladrey & Pullen LLP.

#       (11.2)   Consent of Coopers & Lybrand L.L.P.

          (12)   Not applicable.

++        (13)   Written assurance of Reich & Tang Asset Management L.P. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

          (14)   Not applicable.

++    (15.1.1)   Distribution and Service Plan pursuant to Rule 12b-1
                 under the Investment Company Act of 1940 for the Lebenthal New
                 York Municipal Bond Fund portfolio of the Registrant.


+     (15.1.1.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1990 for the Class B shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.


++    (15.1.2)   Distribution and Service Plan pursuant to Rule 12b-1
                 under the Investment Company Act of 1940 for the Lebenthal New
                 Jersey Municipal Bond Fund portfolio of the Registrant.

++    (15.1.3)   Distribution and Service Plan pursuant to Rule 12b-1
                 under the Investment Company Act of 1940 for the Lebenthal
                 Taxable Municipal Bond Fund portfolio of the Registrant.

++    (15.2.1)   Distribution Agreement between the Registrant and Lebenthal &
                 Co., Inc. for the Lebenthal New York Municipal Bond Fund portfolio of the Registrant.


+   (15.2.1.1.)  Distribution Agreement between the Registrant and Lebenthal &
                 Co., Inc. for the Class B shares of the Lebenthal New York
                 Municipal Bond Fund portfolio of the Registrant.


++    (15.2.2)   Distribution Agreement between the Registrant and Lebenthal &
                 Co., Inc. for the Lebenthal New Jersey Municipal Bond Fund portfolio of the Registrant.

++    (15.2.3)   Distribution Agreement between the Registrant and Lebenthal &
                 Co., Inc. for the Lebenthal Taxable Municipal Bond Fund portfolio of the Registrant.

++    (15.3.1)   Shareholder Servicing Agreement between the Lebenthal New
                 Jersey Municipal Bond Fund and Lebenthal & Co., Inc.

++    (15.3.2)   Shareholder Servicing Agreement between the Lebenthal Taxable
                 Municipal Bond Fund and Lebenthal & Co., Inc.
----------------------


++ Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997 and is incorporated herein by reference.
#        Filed herewith
+ Filed with Post-Effective Amendment No. 14 to the Registration Statement on November 3, 1997 and is incorporated herein by reference.


                                       C-3
466160.2

****        (16)  Powers of Attorney.

#           (17)  Financial Data Schedule (for EDGAR filing only.)


+           (18)  Form of Rule 18F-3 Multi-Class Plan.



Item 25.          Persons Controlled by or Under Common Control with Registrant.

                  None.


Item 26.          Number of Holders of Securities.


                                                     Number of Record Holders
         Title of Class                              as of September 30, 1997
         --------------                              ------------------------

         Common Stock (par value $.001)

         - Lebenthal New Jersey Municipal            Class A                296
           Bond Fund portfolio

         - Lebenthal New York Municipal              Class A              4,676
           Bond Fund portfolio                       Class B                 0

         - Lebenthal Taxable Municipal               Class A                598
           Bond Fund portfolio


Item 27.          Indemnification.

         Registrant incorporates herein by reference to response to Item 27 of Pre-Effective Amendment No. 1 of this Registration Statement filed with the Commission on December 18, 1990.


Item 28.          Business and Other Connections of Investment Adviser.

         Registrant's investment adviser is Lebenthal Asset Management, Inc., a Delaware corporation and a registered investment adviser. The description of Lebenthal Asset Management, Inc. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement, are incorporated herein by reference.


--------------------

***** Filed with Post-Effective Amendment No. 11 to said Registration Statement on March 29, 1996, and is incorporated herein by reference.


#        Filed herewith.

++ Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997 and is incorporated herein by reference.

+ Filed with Post-Effective Amendment No. 14 to the Registration Statement on November 3, 1997 and is incorporated herein by reference.



                                       C-4
466160.2

Item 29.          Principal Underwriters.

         (a) Lebenthal & Co., Inc., the Registrant's distributor. Lebenthal is also a depositor for the Empire State Municipal Exempt Trust series of unit investment trusts.

         (b) The following are the directors and officers of Lebenthal & Co., Inc. The principal business address of each of these persons is 120 Broadway, New York, NY 10271.

                            Positions and Offices           Position and Offices
         Name               With Distributor                With Registrant

James A. Lebenthal          Chairman and Director           Director
D. Warren Kaufman           Senior Managing Director
                              and Director                  None
Jeffrey Michael James       Executive Vice President
                              and Director                  None
James E. McGrath            Senior Vice President           Treasurer
Alexandra Lebenthal         President and Director          President
Duncan Kimber Smith         Senior Managing Director
                              and Director                  None
Hiram Lazar                 Vice President                  Secretary

Item 30.          Location of Accounts and Records.

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of the Registrant or Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64104-1716, the Fund's custodian; at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, the Fund's Administrator; National Financial Data Services, the delegatee of State Street Bank and Trust Company, 1004 Baltimore, Kansas City, MO 64105, the Fund's Transfer Agent, and at Lebenthal & Co., Inc., 120 Broadway, New York, New York 10271, the Fund's distributor.


Item 31.          Management Services.

         Not applicable.

Item 32.          Undertaking.

         Not applicable.

                                       C-5
466160.2

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has met all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st day of October, 1997.


                                                   LEBENTHAL FUNDS, INC.


                                          By:      /s/ Alexandra Lebenthal
                                                   -----------------------
                                                   Alexandra Lebenthal
                                                   President


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE & CAPACITY                                     DATE

(1)      Principal Executive Officer
         /s/ Alexandra Lebenthal
         -----------------------
         Alexandra Lebenthal                                October 31, 1997
         President


(2)      Principal Financial
         & Accounting Officer
         /s/ James McGrath
         -----------------
         James McGrath                                      October 31, 1997
         Treasurer


(3)      Majority of Directors

         James A. Lebenthal}
         Victor Chang}
         Donald G. Conrad}
         Francis P. Gallagher}
         Robert R. Godfrey}

By:      /s/ Hiram Lazar
         ---------------
         Hiram Lazar
         *Attorney-in-Fact                                  October 31, 1997


-----------------

* Powers of Attorney were filed with Post-Effective Amendment No. 11 to said Registration Statement on March 29, 1996, and are incorporated herein by reference.


466160.2